    As filed with the Securities and Exchange Commission on February 13, 1998

                                                 1933 Act File No. 333-_________
                                                 1940 Act File No. 811-5557

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2
                        (Check appropriate box or boxes)

/X/            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
/ /            Pre-Effective Amendment No. __
/ /            Post-Effective Amendment No. __
               and
/X/            REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
/X/            Amendment No. 21

                   PROSPECT STREET HIGH INCOME PORTFOLIO INC.
               (Exact Name of Registrant as Specified in Charter)

                  60 State Street, Boston, Massachusetts 02109
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (617) 742-3800

                      Richard E. Omohundro, Jr., President
                   Prospect Street High Income Portfolio Inc.
                                 60 State Street
                           Boston, Massachusetts 02109
                     (Name and Address of Agent for Service)

                                 With copies to:

      Victor M. Rosenzweig, Esq.                        Sarah E. Cogan, Esq.
      Daniel J. Gallagher, Esq.                      Simpson Thacher & Bartlett
Olshan Grundman Frome & Rosenzweig LLP                  425 Lexington Avenue
           505 Park Avenue                            New York, New York 10017
       New York, New York 10022                         Phone: (212) 455-2000
        Phone: (212) 753-7200                        Telecopier: (212) 455-2502
      Telecopier: (212) 755-1467

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement

                          ---------------------------

         If any of the securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

                          ---------------------------


                          CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
==================================== =================== ==================== ==================== =================
                                                              Proposed             Proposed
                                                               Maximum              Maximum
                                                              Offering             Aggregate          Amount of
        Title of Securities             Amount Being            Price              Offering          Registration
         Being Registered                Registered           Per Share              Price               Fee
------------------------------------ ------------------- -------------------- -------------------- -----------------
Series A Taxable Auction Rate              1,400               $25,000            $35,000,000          $10,325
Preferred Stock, par value $1.00           shares
per share
==================================== =================== ==================== ==================== =================

         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

================================================================================

                   PROSPECT STREET HIGH INCOME PORTFOLIO INC.
                             CROSS REFERENCE SHEET
                            Pursuant to Rule 495(a)

                        Parts A and B of the Prospectus*

           Item Number of Form N-2                          Location or Heading in Prospectus
           ------------------------------------------       -------------------------------------------
1.         Outside Front Cover......................        Outside Front Cover Page
2.         Inside Front and Outside
           Back Cover Page .........................        Inside Front and Outside Back Cover Page
3.         Fee Table and Synopsis ..................        Fee Table; Prospectus Summary
4.         Financial Highlights ....................        Financial Highlights
5.         Plan of Distribution ....................        Outside Front Cover Page of Prospectus;
                                                            Prospectus Summary; The Offer
6.         Selling Stockholders ....................        Not Applicable
7.         Use of Proceeds .........................        Use of Proceeds; Investment Objective and
                                                            Policies
8.         General Description of the Registrant ...        Outside Front Cover Page of Prospectus;
                                                            Prospectus Summary; The Fund; Investment
                                                            Objective and Policies; Risk Factors and
                                                            Special Considerations; Financial
                                                            Highlights; Description of Capital Stock;
                                                            Description of Senior Notes
9.         Management ..............................        Prospectus Summary; Management of the
                                                            Fund; Portfolio Trading; Description of
                                                            Capital Stock; Description of Senior
                                                            Notes; Custodian, Transfer Agent,
                                                            Dividend Disbursing Agent, Paying Agent
                                                            and Registrar
10.        Capital Stock, Long-Term Debt, and               Description of Capital Stock; Description
           Other  Securities .......................        of TARPS; Description of Senior Notes;
                                                            Federal Taxation; Investment Objective
                                                            and Policies; Financial Highlights
11.        Defaults and Arrears on Senior Securities        Not Applicable
12.        Legal Proceedings .......................        Not Applicable
13.        Table of Contents of the Statement of
           Additional Information ..................        Not Applicable
14.        Cover Page ..............................        Not Applicable
15.        Table of Contents .......................        Not Applicable
16.        General Information and History .........        Prospectus Summary; The Fund
17.        Investment Objective and Policies .......        Prospectus Summary; Investment Objective
                                                            and Policies; Portfolio Trading
18.        Management ..............................        Prospectus Summary; Management of the Fund
19.        Control Persons and Principal Holders
           of Securities ...........................        Management of the Fund
20.        Investment Advisory and Other Services ..        Prospectus Summary; Management of the
                                                            Fund; Custodian, Transfer Agent, Dividend
                                                            Disbursing Agent, Paying Agent and
                                                            Registrar; Experts
21.        Brokerage Allocation and Other Practices         Portfolio Trading
22.        Tax Status ..............................        Federal Taxation
23.        Financial Statements ....................        Financial Statements

 .........
*Pursuant to Part B: Statement of Additional Information, all information required to be set forth in
Part B has been included in Part A.

         Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C to this Registration Statement.

                 SUBJECT TO COMPLETION, DATED FEBRUARY 13, 1998

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

PROSPECTUS
                                   $35,000,000

                  PROSPECT STREET(R) HIGH INCOME PORTFOLIO INC.

                      TAXABLE AUCTION RATE PREFERRED STOCK
                              1,400 SHARES SERIES A
                    LIQUIDATION PREFERENCE $25,000 PER SHARE

         Prospect Street(R) High Income Portfolio Inc. (the "Fund") is a diversified, closed-end management investment company with a leveraged capital structure. The Fund's use of leverage creates the opportunity for greater total returns but at the same time involves certain substantial risks. See "The Fund" and "Risk Factors and Special Considerations--Risk of Leverage." The Fund's investment objective is to provide high current income, while seeking to preserve shareholders' capital, through investment in a professionally managed, diversified portfolio of "high-yield," high risk securities (commonly referred to as "junk bonds"). INVESTMENTS IN "HIGH-YIELD," HIGH RISK SECURITIES ENTAIL RISKS THAT ARE DIFFERENT AND MORE PRONOUNCED THAN THOSE INVOLVED IN HIGHER RATED SECURITIES. AN INVESTMENT IN THE FUND IS NOT APPROPRIATE FOR ALL INVESTORS, AND NO ASSURANCE CAN BE GIVEN THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. SEE "RISK FACTORS AND SPECIAL CONSIDERATIONS."

         Prospect Street(R) Investment Management Co., Inc. (the "Investment Adviser") has served as the Fund's investment adviser since the Fund's inception in 1988. See "Management of the Fund--Investment Adviser." The Fund's address is 60 State Street, Boston, Massachusetts 02109 and its telephone number is (617) 742-3800.

         This Prospectus sets forth concisely the information regarding the Fund that a prospective investor should know before investing. Prospective investors should carefully review the information set forth in this Prospectus and should retain this Prospectus for future reference.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
         AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR
             HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
                SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
                 ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

====================================================================================================================
                                                                                                      PROCEEDS TO
                                                         PRICE TO PUBLIC(1)    SALES LOAD(2)            FUND(3)
------------------------------------------------------ ----------------------- -------------------- ----------------
Per Share.........................................     $                       $                    $
====================================================== ======================= ==================== ================
Total.............................................     $                       $                    $
====================================================================================================================

(1) Plus accumulated dividends, if any, from the Date of Original Issue.
(2) The Fund and the Investment Adviser have agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the "Securities Act"). See
    "Underwriting."
(3) Before deduction of offering expenses payable by the Fund, estimated at $_______.

                           --------------------------

         The shares of Series A Taxable Auction Rate Preferred Stock, par value $1.00 per share and liquidation preference of $25,000 per share ("TARPS"), offered by this Prospectus are offered by the Underwriter, subject to prior sale, when, as and if delivered and accepted by the Underwriter and subject to approval of certain legal matters by counsel and certain other conditions. It is expected that the delivery of the shares of the TARPS will be made against payment therefor through the facilities of The Depository Trust Company ("DTC") on or about _________, 1998.

                           --------------------------

                            BEAR, STEARNS & CO. INC.
                                 _________, 1998

(cover page continued)

         The Fund is offering 1,400 shares of TARPS at a price per share of $25,000 (the "Offering"). It is a condition of the Underwriter's obligation to purchase the TARPS that the TARPS be rated "aaa" by Moody's and "AAA" by Fitch as of the Date of Original Issue. See "Underwriting" and "Investment Objective and Policies--Investment Guidelines--Rating Agency Guidelines." The Fund is required to satisfy two separate asset coverage requirements with respect to the TARPS. See "Description of TARPS--Asset Maintenance." The Fund currently has issued and Outstanding 200 shares of Taxable Auction Rate Preferred Stock, no par value per share and liquidation preference of $100,000 per share (the "Old TARPS").

         The dividend rate for the initial Dividend Period for the shares of TARPS issued pursuant to the Offering will be __% per annum. For each Dividend Period following the initial Dividend Period, the dividend rate on shares of TARPS will be the Applicable Rate for such series in effect from time to time as determined, except as described herein, on the basis of Orders placed in an Auction conducted on the Business Day preceding the commencement of such Dividend Period, as set forth herein. The Applicable Rate that results from an Auction for any Dividend Period will not be greater than the Maximum Applicable Rate then in effect.

         Dividends on shares of TARPS will accumulate at the Applicable Rate from the Date of Original Issue and shall be payable on each Dividend Payment Date thereafter, commencing _________, 1998. The initial Dividend Period for the shares of TARPS will be __ days. Dividend Periods after the initial Dividend Period for shares of TARPS shall be either Standard Term Periods or, subject to certain conditions and with notice to the Holders of TARPS, periods longer or shorter than 28 days and having such durations as the Board of Directors shall specify (each, an "Alternate Term Period"). The initial Auction Date will be _________, 1998.

         TARPS having a Dividend Period of one year or less than one year may be redeemed at the option of the Fund, in whole or in part, on any Dividend Payment Date at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends thereon to the date fixed for redemption. TARPS having a Dividend Period of more than one year are redeemable at the option of the Fund, in whole or in part, prior to the end of the relevant Dividend Period, subject to any Specific Redemption Provisions, at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends thereon to the redemption date, plus a redemption premium, if any, determined by the Board of Directors after consultation with the Broker-Dealers. See "Description of TARPS--Redemption--Optional Redemption." The TARPS are, under certain conditions, subject to mandatory redemption, in whole or in part, if the Fund does not maintain the "aaa"/"AAA" Credit Rating for the TARPS or if the Fund, on any Valuation Date or the last Business Day of any month, shall fail to meet the TARPS Basic Maintenance Amount or the 1940 Act TARPS Asset Coverage, respectively, and in any such case such failure is not cured on a timely basis as specified herein. See "Description of TARPS--Redemption--Mandatory Redemption."

         CERTAIN PERSONS PARTICIPATING IN THIS OFFERING MAY ENGAGE IN TRANSACTIONS THAT STABILIZE, MAINTAIN OR OTHERWISE AFFECT THE PRICE OF TARPS. SUCH TRANSACTIONS INCLUDE THE PURCHASE OF TARPS TO COVER SYNDICATE SHORT POSITIONS, OR FOR THE PURPOSE OF MAINTAINING THE PRICE OF TARPS, AND THE IMPOSITION OF PENALTY BIDS. FOR A DESCRIPTION OF THESE ACTIVITIES, SEE "UNDERWRITING."

         Certain capitalized terms not otherwise defined in this Prospectus have the meanings provided in the Glossary included as part of this Prospectus.

                               PROSPECTUS SUMMARY

         The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus.

                                    THE FUND

Investment Objective .........    The Fund's investment objective is to provide
                                  high current income, while seeking to preserve shareholders' capital, through investment in a professionally managed, diversified portfolio of "high-yield," high risk securities
                                  (commonly referred to as "junk bonds"). There can be no assurance that the Fund will achieve its investment objective. See "Investment
                                  Objective and Policies."

Investment Strategy...........    The Fund invests  primarily in  "high-yield"
                                  fixed-income securities rated in the lower categories by established rating agencies
                                  (consisting principally of fixed-income
                                  securities rated "Ba"/"BB" or lower by
                                  Moody's and Fitch), or non-rated fixed-income securities deemed by the Investment Adviser to be of comparable quality. Lower rated and non-rated securities are subject to greater degree of risk than higher rated securities.
                                  See "Risk Factors and Special Considerations."
                                  In addition to investing in "high-yield" securities, the Fund may engage in certain options activities, the lending of portfolio securities and the use of futures contracts and options thereon, reverse repurchase agreements and repurchase agreements. See
                                  "Investment Objective and Policies--Certain
                                  Investment Practices."

                                  The Fund's investments will be subject to diversification, liquidity and related investment guidelines established in connection with the Fund's receipt from Moody's and Fitch of ratings of "aaa"/"AAA" for the TARPS and in connection with the Fund's receipt from Fitch of a rating of "AAA" for the Senior Notes. See "Investment Objective and Policies--Investment
                                  Guidelines." Moody's and Fitch will issue ratings of "aaa"/"AAA" for the TARPS because the Fund's portfolio, although consisting principally of lower rated securities, will be managed in accordance with the two separate asset coverage requirements. See "Description of TARPS--Asset Maintenance." The receipt of such ratings is a condition to the Underwriter's obligation to purchase the TARPS. For a description of Moody's and Fitch ratings, see Appendix B.

Investment Adviser............    Prospect Street  Investment  Management  Co.,
                                  Inc., has served as the Investment Adviser since the Fund's inception.

                                  Richard E. Omohundro, Jr., Co-President of the Investment Adviser, served as a Vice President (1978 - 1983) and a Managing Director (1983 -
                                  1988) of Merrill Lynch Capital Markets
                                  ("Merrill Lynch") and was Co-Manager of the Merrill Lynch High-Yield Bond Group (the "High-Yield Group") from 1978 through 1987. During that period, the High-Yield Group raised approximately $13.6 billion in new "high-yield" securities through 107 issues and provided one of the largest secondary trading markets for "high-yield" securities. In 1987, the High-Yield Group raised approximately $5.8 billion in new offerings of "high-yield" securities and employed over 40 persons. Mr. Omohundro provides general advisory assistance to, analyzes certain policy considerations with, and consults on a regular basis with, the Fund's portfolio manager. John A. Frabotta, a Vice President of the Investment Adviser, has served as the Fund's portfolio manager since September 1990, and is responsible for the day-to-day management of the Fund's portfolio. Mr. Frabotta was a Vice President of Merrill Lynch from 1979 through June 1988, during which time he performed various research, structuring and marketing functions involving "high-yield" securities.

                                  Under the Advisory Agreement with the Fund, the Investment Adviser receives an advisory fee equal to (i) 0.65% of the Fund's net assets up to and including $175,000,000, (ii) 0.55% on the next $50,000,000, and (iii) 0.50%
                                  of the excess over $225,000,000. For purposes of calculating the advisory fee, net assets shall mean (a) the average weekly value of the total assets of the Fund minus (b)(i) accrued liabilities of the Fund (other than the principal amount of the Fund's "senior securities representing indebtedness" (as defined in the 1940 Act), not to exceed $50 million, and not including the aggregate liquidation preference of the Fund's Preferred Stock, including TARPS or any other Preferred Stock or other senior securities issued in lieu thereof and (ii) accumulated and unpaid dividends on the Preferred Stock, including TARPS. The Investment Adviser's fee is computed weekly and paid monthly.

                                  THE OFFERING

The Issue.....................    1,400  shares of TARPS with a  liquidation
                                  preference of $25,000 per share.

Ratings.......................    It is a condition  of the  Underwriter's
                                  obligation to purchase the TARPS that the TARPS receive a rating of "aaa" from Moody's and "AAA" from Fitch. Ratings of "aaa"/"AAA" are the highest category of ratings that Moody's and Fitch assign to preferred stock.

Dividends.....................    Dividends on the TARPS are cumulative  from
                                  the Date of Original Issue and are payable, when, as and if declared by the Board of Directors of the Fund, out of funds legally available therefor, on each Dividend Payment
                                  Date, commencing _______________, 1998 (the
                                  28th day after the Date of Original Issue).
                                  Dividends will be paid to the nominee of DTC or a successor securities depository (the
                                  "Securities Depository") on each Dividend
                                  Payment Date. The Securities Depository's normal procedures now provide for distribution of dividends in same-day funds settled to Agent Members, who in turn are expected to distribute such dividends to the persons for whom they are acting as agent.

                                  The dividend rate for the Initial Dividend
                                  Period ending ___________, 1998 will be ___%
                                  per annum. Thereafter, the dividend rate per annum (the "Applicable Rate") will be reset by an Auction conducted on the Business Day (an "Auction Date") next preceding the first day of the next Dividend Period. After the Initial Dividend Period, the dividend rate for the TARPS will be the Applicable Rate per annum that the Auction Agent advises the Fund has resulted from an Auction. The Applicable Rate that results from an Auction will not be lower than 80% of the applicable AA Composite Commercial Paper Rate (the "Minimum Applicable Rate") or greater than 150% (the "Maximum Applicable Rate") of the applicable AA Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Dividend Period of 184 days or more) at the close of business on the Business Day next preceding such Auction Date. See "Description of TARPS--Dividends and Dividend
                                  Periods--Determination of Dividend Rate" and
                                  "The Auction."

The Auction...................    On or prior to the  Submission  Deadline on
                                  each Auction Date, each Existing Holder may submit Orders through a Broker-Dealer to the Auction Agent as follows:

                                  o Hold Order--indicating its desire to hold a specified number of Outstanding TARPS without regard to the Applicable Rate for the next Dividend Period;

                                  o Hold/Sell Order--indicating its desire to hold a specified number of Outstanding TARPS provided that the Applicable Rate for the next Dividend Period is not less than the rate specified by such Existing Holder; and

                                  o Sell Order--indicating its desire to sell a specified number of Outstanding TARPS without regard to the Applicable Rate for the next Dividend Period.

                                  Hold/Sell Orders submitted by Existing Holders with rates higher than the Maximum Applicable Rate will be treated as Sell Orders.

                                  Each Broker-Dealer shall contact Potential
                                  Holders to determine Buy Orders, if any. An
                                  Existing Holder that offers to purchase
                                  additional TARPS is, for purposes of such offer to purchase additional TARPS, treated as a Potential Holder.

                                  Each Order must be submitted in writing by a Broker-Dealer to the Auction Agent prior to the Submission Deadline on each Auction Date for the Auction to be conducted on such Auction Date and must specify (A) the name of the Existing Holder or Potential Holder placing such Order, (B) the aggregate number of shares that are the subject of such Order,
                                  (C) to the extent that such Orders are placed by an Existing Holder, the number of shares, if any, subject to any Hold Order, Hold/Sell Order or Sell Order, and (D) the rate, if any, specified in each Order.

                                  If an Order or Orders covering all shares held by any Existing Holder are not submitted to the Auction Agent by the Submission Deadline, the Auction Agent will, only in the case of an Auction preceding a Dividend Period of 93 days or fewer and at the conclusion of a Dividend Period of 93 days or fewer, deem a Hold Order to have been submitted on behalf of such Existing Holder covering the number of shares held by such Existing Holder and not subject to Orders submitted to the Auction Agent. If an Order or Orders covering all shares held by any Existing Holder are not submitted to the Auction Agent by the Submission Deadline, the Auction Agent will, in the case of all other Auctions, deem a Sell Order to have been submitted on behalf of such Existing Holder covering the number of shares held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

                                  If one or more Orders covering in the
                                  aggregate more than the number of shares held by an Existing Holder are submitted to the Auction Agent, such Orders will be valid in accordance with the Validity Procedures.

                                  If any rate specified in any Order is lower than the Minimum Applicable Rate for the Dividend Period with respect to which such Order is made in the case of any Dividend Period of 93 days or fewer, such Order will be deemed to be an Order specifying a rate equal to such Minimum Applicable Rate.

                                  In the case of any Dividend Period of more than 93 days, only Buy Orders, Hold/Sell Orders or Sell Orders may be submitted and Hold Orders may not be submitted.

                                  On each Auction Date, the Auction Agent will determine whether Sufficient Clearing Orders exist and the Applicable Rate. If Sufficient Clearing Orders exist, the Applicable Rate will be the Winning Rate. If Sufficient Clearing Orders do not exist, the Applicable Rate will be the Maximum Applicable Rate and the Dividend Period shall be a Standard Term Period. In the case of any Dividend Period of 93 days or fewer, if all the shares of TARPS are the subject of Submitted Hold Orders, the Applicable Rate will be the Minimum Applicable Rate and the Dividend Period shall automatically be the same as the Dividend Period immediately preceding the Auction.

                                  Based upon the results of the Auction, the Auction Agent will determine the aggregate number of shares to be held and sold by Existing Holders and to be purchased by Potential Holders as follows. If Sufficient Clearing Orders exist: (i) all Submitted Hold Orders will be accepted; (ii) all Submitted Sell Orders will be accepted and all Submitted Hold/Sell Orders specifying any rate higher than the Winning Rate will be accepted as Sell Orders; (iii) all Submitted Hold/Sell Orders specifying a rate lower than the Winning Rate will be accepted as Hold Orders; (iv) all Submitted Buy Orders specifying a rate lower than the Winning Rate will be accepted; (v) all Submitted Hold/Sell Orders specifying a rate equal to the Winning Rate will be accepted as Hold Orders unless the number of shares subject to all such Submitted Hold/Sell Orders is greater than the number of shares remaining unaccounted for after the acceptances described in clauses (i), (iii) and (iv) above, in which event each such Submitted Hold/Sell Order will be accepted as a Hold Order and a Sell Order as to the respective number of shares determined in accordance with the Proration Procedures; and
                                  (vi) all Submitted Buy Orders specifying a rate equal to the Winning Rate will be accepted, unless the number of shares subject to all such Submitted Buy Orders is greater than the number of shares remaining unaccounted for after the acceptances described in clauses (i), (iii), (iv) and (v) above, in which event each such Submitted Buy Order will be accepted only as to the number of shares determined in accordance with the Proration Procedures.

                                  If Sufficient Clearing Orders do not exist, subject to applicable rounding procedures: (i) all Submitted Hold Orders will be accepted;
                                  (ii) all Submitted Hold/Sell Orders specifying a rate equal to or lower than the Maximum Applicable Rate will be accepted as Hold Orders; (iii) all Submitted Buy Orders specifying a rate equal to or lower than the Maximum Applicable Rate will be accepted; and
                                  (iv) all Submitted Hold/Sell Orders specifying a rate higher than the Maximum Applicable Rate and all Submitted Sell Orders will be accepted as Hold Orders and as Sell Orders as to the respective number of shares of the relevant series of Preferred Stock determined in accordance with the Proration Procedures.

                                  The Auction Procedures include a pro rata allocation of TARPS for purchase and sale under certain circumstances which may result in an Existing Holder selling or holding, or a Potential Holder purchasing, a number of TARPS that is less than the number of TARPS specified in its Hold/Sell Order, Sell Order or Buy Order.

                                  Settlement of purchases and sales will be made on the next Business Day after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members. The Securities Depository will make payment to the sellers' Agent Members in accordance with the Securities Depository's normal procedures, which now provide for payment against delivery to their Agent Members in same-day funds. See "The Auction."

Secondary Market..............    There is  currently  no  secondary  market for
                                  the TARPS. While it is not obligated to do so, Bear, Stearns & Co. Inc. ("Bear, Stearns") has advised the Fund that it intends to make a secondary market in the TARPS. There can be no assurance that an active secondary trading market will develop. Such secondary market activity, if commenced, may be discontinued at any time. In addition, other Broker-Dealers may or may not choose to make a secondary market in the TARPS, and there can be no assurance that the trading price of TARPS in any secondary market will be $25,000. Any purchaser of TARPS in the secondary market will be required to sign a Master Purchaser's
                                  Letter.

Asset Maintenance.............    Under the Articles Supplementary,  the Fund is
                                  required to satisfy two separate asset
                                  coverage requirements. The Fund must maintain
                                  Eligible Assets having an aggregated
                                  Discounted Value at least equal to the TARPS
                                  Basic Maintenance Amount as of each Valuation
                                  Date. See "Description of TARPS--Asset
                                  Maintenance--TARPS Basic Maintenance
                                  Amount." The Fund also must maintain asset coverage for the TARPS on a non-discounted basis of at least 200% as of the last business day of each month. See "Description of TARPS--Asset Maintenance--1940 Act TARPS
                                  Asset Coverage."

                                  The Discount Factors and guidelines for
                                  calculating the Discounted Value of the Fund's portfolio for purposes of determining whether the TARPS Basic Maintenance Amount has been satisfied have been established by Moody's and Fitch in connection with the Fund's receipt from Moody's and Fitch of the "aaa"/"AAA" Credit Rating with respect to the TARPS on their Date of Original Issue. See "Investment Objective and Policies--Investment
                                  Guidelines--Rating Agency Guidelines."

                                  The Fund estimates that on the Date of
                                  Original Issue, the 1940 Act TARPS Asset
                                  Coverage, based on the composition of its portfolio as of January 31, 1998, after giving effect to the issuance of the TARPS ($35 million), the redemption of the Old TARPS and the deduction of sales loads and estimated offering expenses for such shares ($320,000), will be 517%.

Restricted Dividend,
 Redemption and
 Other Payments...............    Under the 1940 Act and the Note  Purchase
                                  Agreement, the Fund is not permitted to
                                  declare any dividend on TARPS unless, after giving effect to such dividend, asset coverage with respect to the Fund's senior securities representing indebtedness, including the
                                  Senior Notes, is at least 200%. In addition, the Fund is not permitted to declare any distribution on or purchase or redemption of TARPS unless, after giving effect to such distribution, purchase or redemption, asset coverage with respect to the Fund's senior securities representing indebtedness, including the Senior Notes, is at least 300%.
                                  Dividends or other distributions on or
                                  redemptions or purchases of TARPS are also prohibited at any time payments of principal of or interest on the Senior Notes are in default pursuant to the terms of the Indenture. See "Description of
                                  TARPS--Restrictions on Dividend, Redemption and Other Payments."

Optional Redemption...........    TARPS having a Dividend  Period of one year or
                                  less are redeemable at the option of the Fund, in whole or in part, on any Dividend Payment
                                  Date at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends thereon to the redemption date.

                                  TARPS having a Dividend Period of more than one year are redeemable at the option of the Fund, in whole or in part, prior to the end of the relevant Dividend Period, subject to any Specific Redemption Provisions, at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends thereon to the redemption date, plus a redemption premium, if any, determined by the Board of Directors after consultation with the Broker-Dealers. See "Description of TARPS--Redemption--Optional Redemption."

Mandatory Redemption..........    If the Fund fails to  maintain,  as of any
                                  Valuation Date, Eligible Assets with an
                                  aggregate Discounted Value at least equal to the TARPS Basic Maintenance Amount or, as of the last Business Day of any month, the 1940
                                  Act TARPS Asset Coverage, and such failure is not cured within two Business Days following the relevant Valuation Date in the case of a failure to maintain the TARPS Basic
                                  Maintenance Amount or the last Business Day of the following month in the case of a failure to maintain 1940 Act TARPS Asset Coverage as of such last Business Day, the TARPS will be subject to mandatory redemption out of funds legally available therefor. See "Description of TARPS--Asset Maintenance" and
                                  "--Redemption--Mandatory Redemption."

                                  If the Fund at any time fails to maintain the "aaa"/"AAA" Credit Rating for the TARPS, and such failure is not cured within 90 calendar days thereafter, all shares of TARPS will be subject to mandatory redemption out of funds legally available therefor and dividends thereon will be payable at the Default Rate until such redemption is effected. See "Description of TARPS--Redemption-- Mandatory Redemption."

Voting Rights.................    Except as  otherwise  indicated,  Holders  of
                                  TARPS have one vote per share and vote
                                  together with holders of common stock, par value $.03 per share ("Common Stock") as a single class.

                                  In connection with the election of the Board of Directors, the holders of Outstanding shares of Preferred Stock, including TARPS, as a class, shall be entitled to elect two directors of the Fund. The holders of Outstanding shares of Common Stock and Preferred Stock, including TARPS, voting together, shall elect remainder. However, upon the Fund's failure to pay dividends on the Preferred Stock in an amount equal to two full years of dividends, the Holders of the Preferred Stock have the right to elect, as a class, the smallest number of additional Directors as shall be necessary to assure that a majority of the Directors has been elected by the Holders of the Preferred Stock. The terms of the additional Directors shall end when the Fund pays or provides for all accumulated and unpaid dividends. See "Description of TARPS--Voting Rights."

Ranking.......................    Payments  to  Holders of TARPS in  liquidation
                                  or otherwise will be subject to the prior payment of all outstanding indebtedness of the Fund, including the Senior Notes.

Restrictions on
  Transfer; Master
  Purchaser's Letter..........    As  a  condition  to  purchasing  TARPS  in
                                  this offering and as a condition to
                                  participating in any Auction, each prospective purchaser of TARPS will be required to sign and deliver a Master Purchaser's Letter, through a Broker-Dealer, to the Auction Agent in which such prospective purchaser will, among other things, agree (i) to transfer
                                  TARPS only (a) pursuant to a Buy, Buy/Sell or Sell Order placed in an Auction, or (b) to or through a person that has delivered a signed
                                  Master Purchaser's Letter to the Auction
                                  Agent; provided that in the case of all
                                  transfers other than those pursuant to
                                  Auctions, such purchaser, its Broker-Dealer or its Agent Member advises the Auction Agent of such transfer and (ii) that, except as otherwise required by law, all of the outstanding TARPS shall be represented by a certificate registered in the name of the Securities Depository (as defined) and such purchaser's ownership of any such TARPS will be maintained in book entry form by or through the Securities Depository.

                                  Execution of a Master Purchaser's Letter is not a commitment to purchase TARPS in the offering being made hereby or in any Auction, but is a condition precedent to purchasing TARPS. Any prospective purchaser which previously delivered or caused to be delivered on its behalf a signed Master Purchaser's Letter to a Broker-Dealer will not be required to sign and deliver a new Master Purchaser's Letter to purchase TARPS offered hereby or to participate in Auctions. See "Description of TARPS--Restrictions on Transfer" and "The Auction--Master Purchaser's Letter."

Use of Proceeds...............    The net proceeds from the sale of the shares
                                  of TARPS offered hereby are estimated to be approximately $__________ (after deducting sales load and estimated offering expenses of approximately $_______). The Fund will apply
                                  $20 million, plus an amount equal to accrued and unpaid dividends on the Old TARPS, of such net proceeds to the redemption and defeasance of the Old TARPS and the balance may be utilized in order to make additional portfolio investments and to retire Short-Term
                                  Indebtedness (as defined), if any.

Federal Income Taxes..........    Because the Fund's portfolio income will
                                  consist principally of interest income,
                                  corporate investors in the TARPS generally will not be entitled to the 70% dividends received deduction. See "Federal Taxation."

                     RISK FACTORS AND SPECIAL CONSIDERATIONS

"High-Yield", High
  Risk Investments............    The Fund invests primarily in fixed-income
                                  securities commonly referred to as
                                  "high-yield", high risk securities (commonly referred to as "junk bonds"). These securities are considered by the Rating Agencies, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. The Fund may also incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. The "high-yield," high risk securities held by the Fund are frequently subordinated to the prior payment of senior indebtedness and are traded in markets that may be relatively less liquid than the market for higher rated securities.
                                  See "Risk Factors and Special
                                  Considerations--High-Yield, High Risk
                                  Investments."

Risk of Leverage..............    The Fund's leveraged capital structure
                                  creates special risks. The Senior Notes may constitute a substantial lien and burden on the TARPS by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The
                                  Fund will not be permitted to declare
                                  dividends or other distributions with respect to the TARPS or purchase TARPS unless at the time thereof the Fund meets certain asset coverage requirements and payments of principal of and interest on the Senior Notes are not in default. See "Risk Factors and Special Considerations--Risk of Leverage,"
                                  "Description of TARPS-- Restrictions on
                                  Dividend, Redemption and Other Payments,"
                                  "Description of Senior Notes--Restrictive
                                  Covenants" and "Federal Taxation."

Risks of Investing in
  TARPS.......................    The ability of an investor to dispose of
                                  shares of TARPS may be largely dependent on the success of an Auction. If in an Auction
                                  Sufficient Clearing Bid Orders do not exist, then investors that have submitted Sell Orders will not be able to sell in the Auction any or all shares of TARPS subject to such submitted
                                  Sell Orders. There is no assurance that any particular Auction will be successful. Neither the Fund nor any Broker-Dealer is obligated to ensure that an Auction will be successful or to purchase shares of TARPS in an Auction or otherwise. The Fund is not required to redeem shares of TARPS in the event of a failed
                                  Auction. Further, there is no assurance that a secondary market outside of the Auctions for the TARPS will develop, whether or not such Auctions are successful, or if such a market does develop, that shares of TARPS will trade at or close to the Liquidation Value. In the event the Fund establishes a Dividend Period for TARPS which is longer than a Standard Term
                                  Period, particularly if such Dividend Period exceeds one year, Holders of TARPS may have fewer opportunities to obtain liquidity since an Auction will not occur frequently and may not be able to sell their shares between Auctions at a price per share equal to the Liquidation Value; furthermore, any increase in interest rates will likely have an adverse affect on the secondary market price of TARPS.
                                  Thus, under certain circumstances, holders of TARPS may not have liquidity of investment.
                                  See "Risk Factors and Special
                                  Considerations--Risks of Investing in TARPS."

Payment Restrictions..........    The Fund is prohibited from declaring, paying
                                  or making any dividends or distributions on TARPS unless it satisfies certain conditions.
                                  See "Description of TARPS--Restrictions on
                                  Dividend, Redemption and Other Payments." The
                                  Fund is also prohibited from declaring, paying or making any dividends or distributions on Common Stock unless it satisfies certain conditions. See "Description of Capital
                                  Stock--Common Stock--Restrictions on Dividend and Other Payments." These prohibitions on the payment of dividends or distributions might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. See
                                  "Federal Taxation--Federal Income Tax
                                  Treatment of the Fund."

                              FINANCIAL HIGHLIGHTS

         The table below sets forth certain specified information for a share of common stock, $.01 par value outstanding throughout each period presented. The financial highlights for each period presented have been audited by Arthur Andersen LLP, the Fund's independent public accountants, whose report thereon was unqualified. The information should be read in conjunction with the Fund's Financial Statements and notes thereto contained elsewhere in this Prospectus.

                                                                                                                   December 5, 1988
                                                                                                                   (Commencement of
                                                                                                                     Operations) to
                                               For the Fiscal Years Ended October 31,                                   October 31,
                   ----------------------------------------------------------------------------------------------   ----------------
                     1997        1996        1995        1994         1993        1992        1991         1990            1989
                   --------     --------    --------    --------    --------     --------    --------    --------        --------
                         (For Each Share of common stock, $.01 par value Outstanding Throughout the Period)
Net asset value:
Beginning of
  period           $   3.90     $   3.70    $   3.69    $   4.25    $   4.03     $   3.89    $   3.30    $   6.82        $   9.15(b)
                   --------     --------    --------    --------    --------     --------    --------    --------        --------
Net investment
  income                .46#         .50#        .45         .48#        .63#         .62         .55         .98            1.31
Net realized
  and unrealized
  gain (loss) on
  investments           .24#         .20#        .03        (.38)#       .39#         .07         .56       (3.43)          (2.32)
                   --------     --------    --------    --------    --------     --------    --------    --------        --------
  Total from
   investment
   operations      $    .70     $    .70    $    .48    $    .10    $   1.02     $    .69    $   1.11    $  (2.45)       $  (1.01)
                   --------     --------    --------    --------    --------     --------    --------    --------        --------
Distributions:

Dividends from
  accumulated net
  investment
  income:

  To holders of
    the Old TARPS      (.03)        (.04)       (.05)       (.03)       (.06)        (.10)       (.16)       (.22)           (.19)

  To common
    stockholders       (.42)        (.42)       (.42)       (.45)       (.62)        (.45)       (.36)       (.76)          (1.12)

Dividends to
  common
  stockholders
  from
  paid-in-capital        --           --          --          --          --           --          --        (.09)           (.01)
                   --------     --------    --------    --------    --------     --------    --------    --------        --------
  Total
   distributions   $   (.45)    $   (.46)   $   (.47)   $   (.48)   $   (.68)    $   (.55)   $   (.52)   $  (1.07)       $  (1.32)
                   --------     --------    --------    --------    --------     --------    --------    --------        --------
Effect of sale
  of Common Stock
  and related
  expenses from
  rights offering  $   (.17)    $   (.04)   $  --       $   (.18)   $   (.12)    $  --       $  --       $  --           $  --
                   --------     --------    --------    --------    --------     --------    --------    --------        --------
Net asset value:
End of period      $   3.98     $   3.90    $   3.70    $   3.69    $   4.25     $   4.03    $   3.89    $   3.30        $   6.82
                   ========     ========    ========    ========    ========     ========    ========    ========        ========
Per share market
  value:
End of period      $   4.13     $   4.00    $   3.88    $   3.50    $   4.25     $   4.00    $   3.50    $   2.50        $   6.00
                   ========     ========    ========    ========    ========     ========    ========    ========        ========
Total investment
  return              14.82%       15.29%      28.57%      (7.78)%     23.25%       27.99%      57.36%     (50.21)%        (31.33)%
                   ========     ========    ========    ========    ========     ========    ========    ========        ========
Net assets, end
  of period,
  applicable to
  Common Stock (a) $175,909     $120,711    $ 93,309    $ 92,072    $ 79,438     $ 55,178    $ 53,040    $ 45,028        $ 92,487
                   ========     ========    ========    ========    ========     ========    ========    ========        ========
Net assets, end of
  period, applicable
  to Old TARPS(a)  $ 20,000     $ 20,000    $ 20,000    $ 20,000    $ 20,000     $ 30,000    $ 30,000    $ 30,000        $ 30,000
                   ========     ========    ========    ========    ========     ========    ========    ========        ========
Net assets, end of
  period (a)       $195,909     $140,711    $113,309    $112,072    $ 99,438     $ 85,178    $ 83,040    $ 75,028        $122,487
                   ========     ========    ========    ========    ========     ========    ========    ========        ========
Ratio of operating
  expenses to average
  net assets,
  applicable to
  Common Stock         2.30%        3.06%       3.27%       3.27%       3.10%        3.68%       4.64%       8.80%           6.37%

Ratio of net
  investment income
  to average net
  assets, applicable
  to Common Stock     11.94%       13.20%      13.47%      12.25%      13.49%       15.08%      14.63%      18.94%          17.78%

Ratio of operating
  expenses to average
  net assets**         1.81%+       2.21%+      2.28%+      2.30%+      2.13%+       2.28%+      2.93%+      6.15%+          4.89%*+

Ratio of net
  investment income
  to average net
  assets**             9.42%        9.51%       9.39%       8.64%       9.26%        9.33%       9.24%      13.23%          13.88%*

Portfolio turnover
  rate               176.04%      108.33%      80.71%      72.00%     117.20%       97.86%     114.00%      63.50%          89.70%*

-----------------
(a) Dollars in thousands.
(b) Net of initial offering and underwriting costs.
  * Annualized.
 ** Ratios calculated on the basis of expenses and net investment income applicable to both the Common Stock and Old TARPS relative to the average net assets (total assets less accrued liabilities (excluding senior notes)) of both the holders of
    Common Stock and Old TARPS.
  + Excluding interest expense, the ratio of operating expenses to average net assets, applicable to Common Stock and Old TARPS is
    1.13%, 1.30%, 1.29%, 1.32%, 1.50%, 1.72%, 2.23%, 2.60% and 1.28%, respectively.
  # Calculation is based on average shares outstanding during the indicated period due to the per share effect of the Fund's March
    1993, November 1993, June 1996 and March 1997 rights offerings.

                                    THE FUND

         The Fund is a diversified, closed-end management investment company with a leveraged capital structure. As of January 31, 1998, the Fund had total assets of $293,282,360 and total net assets applicable to Common Stock (aggregate assets less senior securities and Fund liabilities) of $229,760,677. As of January 31, 1998, the Fund's capital structure consisted of (i) $20,000,000 aggregate principal amount of Senior Notes (as defined), (ii) 200 shares of Old TARPS (liquidation preference $100,000 per share) and (iii) 58,962,711 shares of Common Stock.

         The Fund's investment objective is to provide high current income, while seeking to preserve shareholders' capital, through investment in a professionally managed, diversified portfolio of "high-yield," high risk securities (commonly referred to as "junk bonds"). The Fund invests primarily in "high-yield," fixed-income securities rated in the lower categories by established rating agencies (consisting principally of fixed-income securities rated "Ba" or lower by Moody's, or "BB" or lower by Fitch), or non-rated fixed-income securities deemed by the Investment Adviser to be of comparable quality. The Fund's investments are subject to the Rating Agency Guidelines and
Note Investment Guidelines. See "Investment Objective and Policies--Investment Guidelines." The fixed-income securities in which the Fund invests are regarded by the rating agencies, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally involve more credit risk than securities in the higher rating categories. Such securities may also be subject to greater market price fluctuations than lower yielding, higher rated debt securities; credit ratings do not reflect this risk. See "Investment Objective and Policies" and "Risk Factors and Special Considerations."

         "High-yield," high risk fixed-income securities offer a higher yield to maturity than comparable securities with higher ratings as compensation for holding an obligation of an issuer perceived to be less creditworthy. In the severe adverse interest rate and economic environment of 1989 and 1990, the Fund suffered a substantial decline in its net asset value. In 1988, when the Fund commenced operations, "high-yield" securities traded at yields approximately 500 to 550 basis points (5.0% to 5.5%) higher than comparable U.S. Treasury securities. In 1990, this spread widened to approximately 1250 basis points (12.5%) resulting in substantial price declines in the corporate "high-yield" bond market. During the fiscal years ended October 31, 1990 and 1991, the Fund was obligated to repay $45.0 million of the previously outstanding Senior Extendible Notes in order to remain in compliance with the 200% asset coverage ratio required by the 1940 Act. This forced liquidation of investments that were selling at prices substantially below their original purchase prices resulted in a reduction of the Fund's total assets and caused the Fund to realize substantial capital losses. Also during 1989 and 1990, the level of "high-yield" debt security defaults increased as many issuers were unable to obtain funds through financial intermediaries or the public "high-yield" market. The effect of these developments on the Fund was a substantial decline in the Fund's net asset value and a substantial reduction in the Fund's monthly dividend. Also, the realization of substantial capital losses severely limited the ability of the Fund to return to its original net asset value as the "high-yield" market improved. In addition, the asset coverage ratio requirements delayed the Fund's reinvestment of cash into "high-yield" securities as the market improved. The "high-yield" market decline reversed in the fourth quarter of 1990 and by midyear 1991, after reinvesting a substantial amount of its cash, the Fund's net asset value had improved substantially but to a level far less than the net asset value at the time the Fund commenced operations.

         The Fund will use $20 million of the net proceeds of the sale of TARPS offered hereby to redeem all of the outstanding Old TARPS on the dividend payment date of the Old TARPS next following the date of the consummation of the sale of the TARPS as contemplated hereby (the "Old TARPS Redemption Date"). The Fund will also use a portion of such net proceeds to pay all accrued and unpaid dividends on the Old TARPS payable in connection with such redemption. In accordance with the relevant provisions of the Articles, the Fund shall give the required notice of redemption to the holders of Old TARPS and will deposit $20 million (plus accumulated but unpaid dividends) in cash or permitted securities with Bankers Trust Company ("Bankers Trust") (or its successor), as paying agent. With such deposit, the Fund will give Bankers Trust irrevocable instructions and authority to pay the redemption price so deposited to the holders of Old TARPS on the Old TARPS Redemption Date. Pursuant to the insurance agreement (the "Surety Arrangement") with Financial Security Assurance Inc. ("Financial Security") entered into by the Fund in connection with the issuance of the surety bond (the "Surety Bond") guaranteeing certain of the Fund's payment obligations under the Old TARPS, the Fund agreed to comply with certain investment guidelines and to follow certain optional redemption procedures in respect of the Old TARPS. The Fund has obtained the consent of Financial Security to the contemplated redemption of the Old TARPS as described above.

         The Fund has completed five rights offerings (four transferable, one non-transferable) since March 1993. The Fund completed a transferable rights offering on January 23, 1998 which permitted shareholders to acquire, at a subscription price of $3.80, one new share of Common Stock for every three rights held as of the record date of such rights offering. All of the rights issued by the Fund pursuant to the rights offering completed in January 1998 were exercised. As a result, 14,742,608 new shares of Common Stock were issued in January 1998 with net proceeds to the Fund of approximately $53.5 million. The Fund completed a non-transferable rights offering on March 25, 1997 which permitted shareholders to acquire, at a subscription price of $3.59, one new share of Common Stock for every three rights held as of the record date of such rights offering. All of the rights issued by the Fund pursuant to the rights offering completed in March 1997 were exercised plus an additional 25% pursuant to the exercise of an over-allotment option by subscribers. As a result, 12,918,092 new shares of Common Stock were issued in March 1997 with net proceeds to the Fund of approximately $44.2 million. In addition, the Fund completed transferable rights offerings on June 21, 1996, November 23, 1993 and March 4, 1993, which permitted shareholders to acquire, at a subscription price of $3.81, $3.60 and $3.80, respectively, one new share of Common Stock for each three rights held as of the record date of such rights offerings. Approximately 61% of the rights issued by the Fund pursuant to the rights offering completed in June 1996 were exercised. As a result, 5,393,885 new shares of Common Stock were issued in June 1996 with net proceeds to the Fund of approximately $19.5 million. All of the rights issued by the Fund pursuant to the rights offerings completed in March 1993 and November 1993 were exercised. As a result, 4,625,000 new shares of Common Stock were issued in March 1993 with net proceeds to the Fund of approximately $16.7 million and 6,210,000 new shares of Common Stock were issued in December 1993 with net proceeds to the Fund of approximately $21.3 million. All of the net proceeds from the exercise of the rights pursuant to these rights offerings have been invested in new securities in accordance with the Fund's investment objective.

         On ________, 1998, the Fund executed and delivered a demand promissory note to a commercial bank providing for the Fund's ability to borrow from time to time up to $14 million ("Short-Term Indebtedness"). The Short-Term Indebtedness has a maturity of not more than 90 days from the date of such note.

         The Fund was organized as a corporation under the laws of Maryland on May 13, 1988 and has registered with the Securities and Exchange Commission (the "SEC") under the 1940 Act. The Fund's address is 60 State Street, Boston, Massachusetts 02109 and its telephone number is (617) 742-3800. The Investment Adviser is an investment management firm registered with the SEC under the Investment Advisers Act of 1940, as amended. See "Management of the Fund--Investment Adviser." The Investment Adviser's address is 60 State Street, Boston, Massachusetts 02109 and its telephone number is (617) 742-3800.

           CAPITALIZATION AND INFORMATION REGARDING SENIOR SECURITIES

CAPITALIZATION

         The following table of unaudited financial information sets forth the total assets and liabilities of the Fund and the net assets of the Fund, as of January 31, 1998 and as adjusted to give effect to the issuance of all of the shares of TARPS and the application of the net proceeds therefrom (including the redemption of the Old TARPS), and the reverse stock split approved by the shareholders on March 11, 1998.

                                                                                       ACTUAL              AS ADJUSTED
                                                                                       ------              -----------
                                                                                              (in thousands)
Total Assets ..............................................................           $293,282              $307,656
Total Liabilities .........................................................             43,521                43,521
                                                                                      --------              --------

Net Assets ................................................................           $249,761              $264,135
                                                                                      ========              ========

NET ASSETS REPRESENT:
Old TARPS, no par value, liquidation preference $100,000 per share, 1,000 shares authorized, 200 shares issued and outstanding; nil shares issued
  and outstanding as adjusted .............................................           $ 20,000              $   --
Preferred Stock, 1,000,000 shares authorized TARPS, $1.00 par value, liquidation preference $25,000 per share, nil shares issued and
  outstanding; 1,400 shares Series A issued and outstanding as adjusted ..            $   --                $ 35,000
                                                                                      --------              --------

Common Stock, $.01 par value, 100,000,000 shares authorized, 58,962,711 shares issued and outstanding; $.03 par value and 19,654,237 shares
  issued and outstanding as adjusted .....................................            $    590              $    590
  Capital in  excess of par value ........................................             284,193               283,567
  Accumulated net realized loss from security transactions ...............             (59,604)              (59,604)
  Net unrealized appreciation on investments .............................               1,052                 1,052
  Accumulated undistributed net investment income ........................               3,530                 3,530
                                                                                      --------              --------

NET ASSETS ...............................................................            $249,761              $264,135
  Less liquidation value of Old TARPS/TARPS ..............................             (20,000)              (35,000)
                                                                                      --------              --------

  Net assets attributable to Common Stock outstanding ....................            $229,761              $229,135
                                                                                      ========              ========

Net asset value per share of Common Stock ................................            $   3.90              $  11.66
                                                                                      ========              ========

SENIOR SECURITIES

         The following table shows certain information regarding each class of senior security of the Fund as of the end of each fiscal year of the Fund since its inception. In connection with its initial public offering in November 1988, the Fund issued $50 million aggregate principal amount of Senior Extendible Notes (the "Senior Extendible Notes") and 300 shares of Old TARPS (liquidation preference $100,000 per share), the dividends on which were set in monthly auctions. During the fiscal years ended October 31, 1990 and 1991, the Fund repurchased $45 million aggregate principal amount of the Senior Extendible Notes during the severe decline in the high yield securities market which occurred in 1989 and 1990. See "The Fund." In July 1993, the Fund repurchased the remaining $5 million aggregate principal amount of the Senior Extendible Notes, which carried an annual interest rate through December 31, 1993 of 10.28%, and issued $20 million aggregate principal amount of Senior Notes, payable December 1, 1998, which bear interest at a fixed annual rate of 6.53% through November 20, 1998. In July 1993, the Fund also redeemed 100 shares of the then outstanding Old TARPS for $100,000 per share plus accrued interest. The dividend rates on the Old TARPS have ranged from a low of 3.385% in 1993 to a high of 6.6% in 1994. At January 31, 1998, $20 million aggregate principal amount of Senior Notes and $20 million aggregate liquidation preference of Old TARPS remain outstanding. See "The Fund" and "Financial Statements."

                                                                                     Involuntary
                                                                 Asset Coverage      Liquidation        Approximate
       Senior                At               Total Amount         for Notes(1)       Preference      Market Value Per
      Security           October 31           Outstanding          or Shares(2)       Per Share        Share or Note
      --------           ----------           -----------          ------------       ---------        -------------
Senior Extendible
Notes                       1989               $50,000,000            $ 3,450                 --          $1,000.00
                            1990                15,000,000              6,002                 --           1,000.00
                            1991                 5,000,000             17,608                 --           1,000.00
                            1992                 5,000,000             18,036                 --           1,087.50
                            1993                         0                 --                 --                 --

Senior Notes                1993               $20,000,000           $  5,972                 --           $ 997.50
                            1994                20,000,000              6,604                 --             937.10
                            1995                20,000,000              6,665                 --             987.50
                            1996                20,000,000              8,036                 --             990.00
                            1997                20,000,000             10,795                 --           1,003.80

Old TARPS                   1989                300 Shares           $408,291           $100,000          $ 100,000
                            1990                300 Shares            250,094            100,000            100,000
                            1991                300 Shares            276,800            100,000            100,000
                            1992                300 Shares            283,927            100,000            100,000
                            1993                200 Shares            497,188            100,000            100,000
                            1994                200 Shares            560,358            100,000            100,000
                            1995                200 Shares            566,544            100,000            100,000
                            1996                200 Shares            703,553            100,000            100,000
                            1997                200 Shares            979,545            100,000            100,000

-----------------
(1) Amount shown is per $1,000 of Senior Extendible Note or Senior Note, as the case may be. Calculated by subtracting the Fund's total liabilities (not including senior securities) from the Fund's total assets and dividing such amount by the quotient of (a) the principal amount of outstanding Senior Extendible Notes or the
    Senior Notes, as the case may be, divided by (b) $1,000.

(2) Amount shown is per share of Old TARPS. Calculated by subtracting the Fund's total liabilities (including senior securities constituting debt but not including the Old TARPS) from the Fund's total assets and dividing such amount by the number of outstanding shares of Old TARPS.

                              PORTFOLIO COMPOSITION

         As of January 31, 1998, the Fund's portfolio included 169 bond holdings issued by 156 different issuers (consolidated by affiliated companies) having an average yield to maturity of 11.7%. The average maturity of the Fund's portfolio holdings at this date was approximately 6.5 years.

         The credit ratings of all bonds held by the Fund at January 31, 1998, are set forth below. This information reflects the composition of the Fund's assets at January 31, 1998 as a percentage of total investments (other than short-term) and is not necessarily representative of the Fund as of the current fiscal year or at any other time in the future. See Appendix B for a description of the ratings system used by Moody's and Fitch.

                                              MARKET VALUE
 MOODY'S            NUMBER OF ISSUES         (IN THOUSANDS)            PERCENT
 -------            ----------------         --------------            -------
 Aaa                       1                    $    182                  .07%
 Ba                        1                         528                  .21
 B                        94                     130,922                53.31
 Caa                      19                      36,547                14.88
 NR                       54                      67,103                27.32
 -----                   ---                    --------                -----
 Total                   169                    $235,282                95.79%
                         ===                    ========                =====

                                 USE OF PROCEEDS

         The net proceeds from the sale of the shares of TARPS offered hereby are estimated to be approximately $__________ (after deducting sales load and estimated offering expenses of approximately $_______). The Fund anticipates that $20 million, plus an amount equal to accrued and unpaid dividends on the Old TARPS of such net proceeds will be used for the redemption and defeasance of the Old TARPS and the balance of such net proceeds will be used to make additional portfolio investments and to retire Short-Term Indebtedness, if any. The Investment Adviser anticipates that investment of such proceeds in accordance with the Fund's investment objective and policies will take up to thirty days from their receipt by the Fund, depending on market conditions and the availability of appropriate securities for purchase, but in no event will such investment take longer than six months. Pending such uses, the proceeds will be held in U.S. Government securities (which term includes obligations of the U.S. Government, its agencies or instrumentalities) and other high-quality short-term money market instruments.

                        INVESTMENT OBJECTIVE AND POLICIES

GENERAL

         The investment objective of the Fund is to provide high current income, while seeking to preserve shareholders' capital, through investment in a professionally managed, diversified portfolio of "high-yield," high risk securities (commonly referred to as "junk bonds"). The Fund seeks to achieve its objective of preserving shareholders' capital through a careful selection process for the Fund's "high-yield," high risk investments which focuses on each issuer's financial condition and projected ability to service its debt obligations, portfolio diversification which is intended to minimize the impact of individual issuer defaults and adverse economic conditions affecting particular issuers and industry segments, and close monitoring of portfolio investments and economic developments in order to reposition the Fund's portfolio in anticipation of negative developments which the Investment Adviser believes are likely to occur. There is no assurance that the Fund's investment objective will be attained in the future. Given the high risk nature and price volatility of the Fund's investments as well as the Fund's leverage, it may be extremely difficult to achieve this objective on a consistent basis in the future. In the severe adverse interest rate and economic environment of 1989 and 1990, the Fund suffered a substantial decline in its net asset value as a result of these factors and thus failed to achieve this objective during that period. While the Fund's cumulative total investment returns for the one-, three-, and five-year periods ended October 31, 1997 were 14.82%, 70.20%, and 93.45%, respectively, past performance is no guarantee of future results. See "The Fund" and "Risk Factors and Special Considerations."

         The Fund's investment objective is a fundamental policy. Pursuant to the 1940 Act, fundamental policies may not be changed without the affirmative vote of the holders of a majority of the outstanding shares of Common Stock and a majority of the outstanding shares of Preferred Stock, voting as separate classes, which, for purposes of the 1940 Act, means for each class the lesser of
(a) more than 50% of the outstanding shares of such class or (b) 67% or more of the shares of such class present or represented at a meeting at which more than 50% of the outstanding shares of such class are present or represented by proxy. Accordingly, no change in the Fund's investment objective could occur without the affirmative vote of both classes of stock.

INVESTMENT STRATEGY

         It is the Fund's policy that under normal market conditions, at least 65% of its total assets will be invested in "high-yield," high risk securities rated in the lower categories by established rating agencies, or non-rated fixed- income securities deemed by the Investment Adviser to be of comparable quality, although the Fund has invested, and currently intends to continue to invest, a substantially higher percentage of its assets in such securities to the extent permitted by market conditions. The Fund's portfolio investments have consisted and will continue to consist principally of fixed-income securities rated "Ba" or lower by Moody's, or "BB" or lower by Fitch, or non-rated fixed-income securities deemed by the Investment Adviser to be of comparable quality. The Fund reserves the right, under normal market conditions, to invest up to 35% of its total assets in money market instruments and fixed-income securities rated higher than "Ba"/"BB" although the percentage invested in such securities may increase under other than normal market conditions, as discussed below.

         Under the Rating Agency Guidelines established in connection with the Fund's receipt of a rating of "aaa" from Moody's and "AAA" from Fitch for the TARPS and the Note Investment Guidelines established in connection with the issuance of the Senior Notes and the Fund's receipt from Fitch of a rating of "AAA" for the Senior Notes (the Rating Agency Guidelines and Note Investment Guidelines, together the "Investment Guidelines"), certain types of securities in which the Fund may otherwise invest pursuant to the foregoing strategy and the investment policies stated below are not eligible for inclusion in the calculation of the discounted value of the Fund's portfolio. Such instruments include, for example, securities rated "Ca"/"CC"/"CC" and "C"/"C"/"C" by Moody's, Fitch and S&P, preferred or common stock, zero coupon or similar securities that do not provide for the periodic payment of interest in cash and other securities not within the Investment Guidelines. Accordingly, although the Fund reserves the right to invest in such securities to the extent set forth herein, they have not constituted, and it is anticipated that they will not constitute, a significant portion of the Fund's portfolio. See "--Investment Guidelines."

         "High-yield" bonds, the generic name for corporate bonds rated between "Ba"/"BB"/"BB" and "C"/"C"/"C" by Moody's, Fitch and S&P, are frequently issued by corporations in the growth stage of their development. Bonds which are rated "Ba"/"BB"/"BB," "B"/"B"/"B," "Caa"/"CCC"/"CCC," "Ca"/"CC"/"CC" and "C"/"C"/"C"
are regarded by Moody's, Fitch and S&P, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. Further information concerning the ratings of corporate bonds, including the rating categories of Moody's, Fitch and S&P, is provided in Appendix B. "High-yield" securities held by the Fund may include securities received as a result of a corporate reorganization or issued as part of a corporate takeover. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuers, and such securities are usually subordinate to securities subsequently issued by the issuer. In addition, such issuers may lose experienced management as a result of the restructurings. Finally, the market price of such securities may be more volatile to the extent that expected benefits from restructuring do not materialize.

         Securities acquired by the Fund may include preferred stocks (including convertible preferred stocks), subject to compliance with the Investment Guidelines, and all types of debt obligations having varying terms with respect to security or credit support, subordination, purchase price, interest payments and maturity. Such obligations may include, for example, bonds, debentures, notes (including convertible debt securities), mortgage or other asset-backed instruments, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and obligations issued or guaranteed by the U.S. Government or any of its political subdivisions, agencies or instrumentalities (including obligations, such as repurchase agreements, secured by such instruments). Most debt securities in which the Fund will invest will bear interest at fixed rates. However, the Fund reserves the right to invest without limitation in fixed-income debt securities that have variable rates of interest or involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture). The Fund also has the right to acquire common stock or warrants to purchase common stock or other equity securities as part of a unit in connection with the purchase of debt securities consistent with the Fund's investment policies, although such investments are not eligible for inclusion in the calculation of the discounted value under the Investment Guidelines.

         The Fund may invest up to 30% of its total assets in securities that are not readily marketable, including those that are restricted as to disposition under the federal securities laws or otherwise. Securities that are not readily marketable may offer higher yields than comparable publicly traded securities. However, the Fund may not be able to sell these securities when the Investment Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities.

         The Fund is also permitted to invest up to 20% of its total assets in zero coupon securities, although such securities also may not be included in calculating the discounted value of the Fund's portfolio under the Investment Guidelines. Zero coupon securities pay no cash income but are purchased at a deep discount from their value at maturity. When held to maturity, their entire return, which consists of the amortization of discount, comes from the difference between their purchase price and their maturity value. For a discussion of certain tax consequences resulting from the inclusion of zero coupon securities in the Fund's portfolio, see "Federal Taxation-- Federal Income Tax Treatment of the Fund."

         Notwithstanding the foregoing, when market conditions threaten to erode the value of the Fund's assets and warrant a temporary defensive investment strategy, including when it is necessary to maintain compliance with the Investment Guidelines (under which the Fund's ability to invest in lower rated securities having relatively low discounted values may be restricted, particularly as the market values of portfolio holdings decline), the Fund may invest without limitation in high-grade money market instruments, including commercial paper of domestic and foreign corporations, certificates of deposit, bankers' acceptances and other obligations of banks, repurchase agreements and short-term obligations issued or guaranteed by the United States government or its instrumentalities or agencies, and also in fixed-income securities rated higher than "Ba"/"BB" by Moody's and Fitch. In addition, under such market conditions, the Fund may invest in non-rated commercial paper which it deems to have risk characteristics comparable to such instruments. The yield on these securities will tend to be lower than the yield on other securities to be purchased by the Fund.

         The Fund may also invest in fixed-income securities rated higher than "Ba"/"BB" by Moody's and Fitch, or non-rated fixed-income securities deemed by the Investment Adviser to be of comparable quality, when the difference in yields between quality classifications is relatively narrow. Investments in higher rated issues may serve to lessen a decline in net asset value but may also affect the amount of current income produced by the Fund, since the yields from such issues are usually lower than those from lower rated issues. Accordingly, the inclusion of such instruments in the Fund's portfolio may have the effect of reducing the yield on the Common Stock.

         The achievement of the Fund's objective depends upon the Investment Adviser's analytical and portfolio management skills. There is no assurance that this objective will be attained in the future. All non-fundamental investment policies of the Fund, including those described below under "--Investment Guidelines," may be changed by the Board of Directors of the Fund without shareholder approval.

PORTFOLIO MATURITY AND TURNOVER

         The Fund's holdings may include issues of various maturities. Ordinarily, the Fund will emphasize investments in medium and longer term instruments (i.e., those with maturities in excess of three years), but the weighted average maturity of portfolio holdings may be shortened or lengthened depending primarily upon the Investment Adviser's outlook for interest rates. To the extent the weighted average maturity of the Fund's portfolio securities is lengthened, the value of such holdings will be more susceptible to fluctuation in response to changes in interest rates, creditworthiness and general economic conditions. As of January 31, 1998, the weighted average maturity of the Fund's portfolio holdings was 6.5 years. The weighted average of the Fund's portfolio will fluctuate depending on market conditions and investment opportunities. The Fund, however, does not expect that the weighted average maturity of the Fund's portfolio will, under normal conditions, exceed 15 years.

         The Investment Adviser actively makes portfolio adjustments that reflect the Fund's investment strategy, but does not trade securities for the Fund for the purpose of seeking short-term profits. It will, however, change the Fund's securities, regardless of how long they have been held, when it believes doing so will further the Fund's investment objective.

         In light of the Fund's investment objective and policies, it is anticipated that the Fund's portfolio turnover rate generally will not exceed 100% per annum, although it may from time to time and indeed did during the last two years. A 100% annual turnover rate would occur, for example, if all the securities in the Fund's portfolio were replaced once within a period of one year. The Fund does, however, reserve full freedom with respect to portfolio turnover. In periods when there are rapid changes in economic conditions or security price levels or when investment strategy is changed significantly, portfolio turnover may be significantly higher than during times of economic and market price stability, when investment strategy remains relatively constant. A high rate of portfolio turnover will result in increased transaction costs for the Fund in the form of increased dealer spreads and brokerage commissions. The Fund's portfolio turnover rates for the fiscal years ended October 31, 1995, 1996 and 1997 were 80.71%, 108.33% and 176.04%, respectively.

INVESTMENT GUIDELINES

         The composition of the Fund's portfolio reflects the Rating Agency Guidelines and the Note Investment Guidelines.

         RATING AGENCY GUIDELINES

         The Rating Agency Guidelines are designed to ensure that assets underlying the TARPS will be sufficiently diversified and will be of sufficient credit quality and amount to justify the ratings for the TARPS of "aaa" by Moody's and "AAA" by Fitch. The Fund intends at all times that, so long as any TARPS are Outstanding and Moody's and Fitch are then rating the TARPS, the composition of its portfolio will reflect these Guidelines. Moody's and Fitch, nationally recognized statistical rating organizations, issue ratings for various securities reflecting the perceived creditworthiness of such securities. The Fund has paid certain fees to Moody's and Fitch for rating shares of the TARPS. The guidelines described below have been developed independently by Moody's and Fitch in connection with the issuance of asset-backed and similar securities, including debt obligations and adjustable rate preferred stocks, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be sufficiently varied and will be of sufficient quality and amount to justify investment-grade ratings. The guidelines do not have the force of law, but have been adopted by the Fund in order to satisfy current requirements necessary for Moody's and Fitch to issue the above-described ratings for the TARPS, which ratings are generally relied upon by institutional investors in purchasing such securities. In the context of a closed-end investment company such as the Fund, therefore, the guidelines provide a set of tests for portfolio composition and asset coverage which supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act, and which accordingly affect significantly the management of the Fund's portfolio. A rating agency's guidelines will apply to the TARPS only so long as such rating agency is rating such shares and such guidelines are subject to amendment with the consent of the relevant rating agency. Should the Fund determine to seek (and be successful in obtaining) a rating from any other rating agency or issue senior securities other than the TARPS which are rated or otherwise subject to portfolio diversification or similar requirements, the composition of its portfolio would also reflect the guidelines and requirements established by any rating agency rating such securities or by the purchaser or purchasers of such securities.

         The Fund intends to maintain a Discounted Value for its portfolio at least equal to the amount specified by Moody's and Fitch (the "TARPS Basic Maintenance Amount"), the determination of which is as set forth under "Description of TARPS--Asset Maintenance--TARPS Basic Maintenance Amount." Moody's and Fitch have each established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such rating agency). The Moody's and Fitch guidelines do not impose any limitations on the percentage of Fund assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the assets included in the portfolio which are eligible for inclusion in the Discounted Value of the portfolio under the Rating Agency Guidelines ("Eligible Assets"). For a detailed description of the separate guidelines established by Moody's and Fitch for determining Discounted Value, see Appendix A.

         Upon any failure to maintain the required Discounted Value, the Fund may seek to alter the composition of its portfolio to reattain the TARPS Basic Maintenance Amount on or prior to the Asset Coverage Cure Date, thereby incurring additional transaction costs and possible losses and/or gains on disposition of portfolio securities. To the extent any such failure is not cured within two Business Days, the TARPS will be subject to mandatory redemption thereafter. See "Description of TARPS--Asset Maintenance" and "Description of TARPS--Redemption--Mandatory Redemption."

         The Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by Moody's or Fitch. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of the ratings altogether. In addition, any rating agency providing a rating for the TARPS may, at any time, change or withdraw any such rating.

         As described by Moody's and Fitch, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. As described by Moody's, an issue of preferred stock which is rated "aaa" is considered to be top-quality preferred stock with good asset protection and the least risk of dividend impairment within the universe of preferred stocks. As described by Fitch, a Preferred Stock rating of "AAA" indicates strong asset protection, conservative balance sheet ratios and positive indications of continued protection of preferred dividend requirements. It is a condition of the Underwriter's obligation to purchase the TARPS that the Fund obtain a rating of "aaa" from Moody's and a rating of "AAA" from Fitch as of the Date of Original Issue.

         Ratings are not recommendations to purchase, hold or sell shares of TARPS, inasmuch as the rating does not comment as to market price or suitability for a particular investor. A Moody's or Fitch credit rating of preferred stock does not address the likelihood that a resale mechanism (e.g., the Auction) will be successful. The rating is based on current information furnished to Moody's and Fitch by the Fund and obtained by Moody's and Fitch from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information. The TARPS will be subject to mandatory redemption in the event that the "aaa"/"AAA" Credit Rating is not available for the TARPS and the Fund is unable to obtain the "aaa"/"AAA" Credit Rating for the TARPS from a substitute rating agency or agencies within the time specified herein. While the Fund does not presently intend to seek a rating from a rating agency other than Moody's and Fitch, it reserves the right to do so.

         NOTE INVESTMENT GUIDELINES

         The Note Investment Guidelines are designed to ensure that assets underlying the Senior Notes will be sufficiently diversified and will be of sufficient credit quality and amount to justify investment grade ratings of "AAA" for the Senior Notes by Fitch. The Note Investment Guidelines are not prescribed by law, but have been implemented by the Fund in order to receive the above-described ratings for the Senior Notes which ratings are generally relied upon by institutional investors in purchasing such securities. In the context of a closed-end investment company such as the Fund, therefore, the Note Investment Guidelines provide tests for portfolio diversification and asset coverage that supplement the applicable requirements under the 1940 Act (and may be more or less restrictive), but are the sole determinants in the rating of a security.

         Under the Note Investment Guidelines, the Fund is required to maintain specified discounted asset values for its portfolio representing the Note Basic Maintenance Amount (as defined in "Description of Senior Notes--Asset Maintenance--Note Basic Maintenance Amount"). For the purpose of determining the Fund's compliance with the Note Investment Guidelines, the market value of the Fund's portfolio holdings will be discounted by dividing it by factors determined by Fitch which vary according to the particular type of security being valued for such purpose. To the extent any particular portfolio holding does not meet the Note Investment Guidelines, it would not be included for purposes of determining compliance with the Note Basic Maintenance Amount. The
Note Investment Guidelines do not impose any limitations on the percentage of Fund assets that may be invested in holdings not eligible for inclusion in the calculation of the discounted value of the Fund's portfolio, and the amount of such assets included in the portfolio at any time, if any, may vary depending upon the credit quality (and related discounted value) of the Fund's eligible portfolio holdings at such time.

         Upon any failure to maintain the required Note Basic Maintenance Amount, the Fund would seek to alter the composition of its portfolio to attain required asset coverage within an eight Business Day cure period, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities. To the extent any such failure is not cured in a timely manner, the holders of the Senior Notes will acquire certain rights. See "Description of Senior Notes--Redemption" and "--Events of Default."

         Under the Note Investment Guidelines, corporate debt obligations are not included in the calculation of the discounted value of the Fund's portfolio for the purpose of determining compliance with the Note Basic Maintenance Amount unless they (a) are rated "CCC" or higher by S&P or "Caa" or higher by Moody's,
(b) provide for the periodic payment of interest thereon in cash, (c) have been registered under the Securities Act, (d) do not provide for conversion or exchange into equity capital at any time over their respective lives, (e) have not had notice given in respect thereof that any such corporate debt obligations are the subject of an offer by the issuer thereof of exchange or tender for cash, securities or any other type of consideration (except that corporate debt obligations in an amount not exceeding 10% of the Fund's total assets at any time shall not be subject to the provisions of this clause (e)) and (f) are not subject to call options. In addition, portfolio holdings must be within the following diversification requirements in order to be included in the calculation of the discounted value of the Fund's eligible portfolio holdings for the purpose of determining compliance with the Note Basic Maintenance
Amount:


                                                                                            Maximum Percent of
                                                                   Maximum Percent of         Market Value of
                                                                    Market Value of         Eligible Portfolio
                                       Minimum Original Issue      Eligible Portfolio     Assets Invested in any
                                       Size of Each Issue ($     Assets Invested in any        One Industry
S&P and Moody's Ratings(1)                  in millions)             One Issuer(2)              Category(2)
--------------------------                  ------------             -------------              -----------
"AAA"/"Aaa"......................              $100                      10.0%                    50.0%
"AA"/"Aa"........................               100                      10.0                     33.3
"A"/"A"..........................               100                      10.0                     33.3
"BBB"/"Baa"......................               100                       5.0                     20.0
"BB"/"Ba"........................               100(3)                    4.0                     12.0
"B"/"B1," "B2" and "B3"
   (subordinated) ...............               100(3)                    3.0                      8.0
"CCC"/"B3" (senior) and "Caa"
   (unsecured subordinated)(4)...               100(3)                    2.0                      5.0
"A-1+"/"P-1"(5)..................                NA                      10.0                       NA
"A-1"/"P-1"(5)...................                NA                      10.0                     33.3
"A-2"/"P-2"(5)...................                NA                       5.0                     20.0

(1) Rating designations include (+) or (-) modifiers to the S&P rating where appropriate and (1), (2) or (3)
    modifiers to the Moody's rating where appropriate, except that corporate debt obligations rated "CCC-"
    may not be included in determining compliance with the Note Basic Maintenance Amount. In the event that a corporate debt obligation has received a different rating from S&P than from Moody's, the restrictions relating to the lower rating will apply. See Appendix B for further information concerning S&P's and
    Moody's rating categories.
(2) The referenced percentages represent maximum cumulative totals for the related rating category and each lower rating category, except that the calculations with respect to commercial paper investments constituting corporate bonds shall be made separately and independently of, but on the same basis as, the cumulative total guidelines applicable to other types of corporate debt obligations. To the extent the relevant limitation is less restrictive than that set forth under "--Investment Restrictions" below, the more restrictive limitation shall apply.
(3) 20% of the aggregate market value of all corporate debt obligations in these rating categories may be from issues with an original issue size of greater than or equal to $50 million and less than $100 million.
(4) Corporate debt obligations in this rating category must be subordinated debt of the issuer with an implied senior rating of "B-" or higher (i.e., such subordinated debt would have a rating of "B-" or higher if it were senior debt of the issuer) if rated by S&P to be included in determining compliance with the Note Basic Maintenance Amount. The aggregate market value of corporate debt obligations in this rating category in excess of 20% of the aggregate market value of the Fund's assets will not be included in determining such compliance.
(5) Represents commercial paper investments.

CERTAIN INVESTMENT PRACTICES

         The Fund and the Investment Adviser reserve the right to employ the practices described below in order to help achieve the Fund's investment objective. Such practices include the lending of portfolio securities, the short sale of securities and the use of futures contracts and options thereon, entering into reverse repurchase agreements and repurchase agreements (other than certain repurchase agreements with qualified depository institutions having maturities not longer than one day). The Fund's Board of Directors has adopted an operating policy under which the Fund will not subject more than 5% of its total net assets to investment techniques such as options, futures contracts and related options, foreign currency transactions, interest rate transactions, and similar techniques such as hedging or investment techniques. Moreover, so long as the TARPS are Outstanding, the Fund may not utilize certain of the practices described below, such as the making of securities loans and buying and selling futures contracts and options thereon, engaging in short sales of securities and lending portfolio securities unless the Fund receives written confirmation from Moody's, Fitch or any Other Rating Agency which is then rating the TARPS and which so requires, that any such action will not impair the "aaa"/"AAA" Credit Rating. Further, the Rating Agency Guidelines limit or have the effect of limiting the Fund's use of other investment practices described below, such as investments in non-U.S. securities, private placements (except Rule 144A Securities) and options to the extent such investments are not eligible for inclusion in the Discounted Value of the Fund's Eligible Assets or the Rating Agency Guidelines specify terms and restrictions on such investments. See "--Investment Guidelines--Rating Agency Guidelines."

         Securities Loans

         The Fund may make secured loans of its portfolio securities amounting to not more than one-third of the value of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to unaffiliated broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities subject to the loan. The borrower pays to the Fund an amount equal to any interest or dividends received on securities subject to the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved.

         When-Issued and Delayed Delivery Securities

         From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis (i.e., delivery and payment can take place a month or more after the date of the transaction). The Fund will invest in when-issued and delayed delivery securities in order to lock in a favorable rate of return. The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation, and no interest accrues to the Fund until delivery and payment take place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value of such securities in determining its net asset value. The Fund will make commitments for such when-issued transactions only with the intention of actually acquiring the securities. To facilitate such acquisitions, the Fund's custodian bank will maintain, in a separate account of the Fund, cash or U.S. Government or other high quality debt securities from its portfolio, marked to market daily and having value equal to or greater than such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the separate account and/or from then available cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of other portfolio obligations, incur a gain or loss due to market fluctuation. The Fund is dependent on the other party to successfully complete when-issued and delayed delivery transactions. If such other party fails to complete its portion of the transaction, the Fund will have lost the opportunity to invest the amount set aside for such transaction in the segregated asset account.

         Repurchase Agreements

         The Fund may enter into repurchase agreements on up to 25% of the value of its total assets. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will invest in repurchase obligations to assist in the management of its portfolio and also to obtain additional revenue and thereby maximize shareholders' value. It is the Fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. Government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Investment Adviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Investment Adviser will also evaluate the creditworthiness of the repurchase agreement sellers with whom the Fund does business and will monitor their creditworthiness during the period of any repurchase agreement. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

         Reverse Repurchase Agreements

         The Fund may enter into reverse repurchase agreements with respect to debt obligations which could otherwise be sold by the Fund. A reverse repurchase agreement is an instrument under which the Fund may sell an underlying debt instrument and simultaneously obtain the commitment of the purchaser (a commercial bank or a broker or dealer) to sell the security back to the Fund at an agreed upon price on an agreed upon date. The Fund will undertake reverse repurchase transactions to assist in the management of its portfolio and to obtain additional liquidity in its portfolios. The value of underlying securities will be at least equal at all times to the total amount of the resale obligation, including the interest factor. The Fund receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Regulations of the SEC require that if securities are sold by the Fund under a reverse repurchase agreement, the Fund will maintain in a segregated account of the Fund established with the Custodian (as defined herein), cash or U.S. Government or other high quality debt securities from its portfolio, marked to market daily and having a value equal to the proceeds received on any sale subject to repurchase plus interest. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them. Reverse repurchase agreements will be considered borrowings by the Fund and as such would be subject to the restrictions on borrowing described below under "--Investment Restrictions." The Fund will not hold more than 5% of the value of its total assets in reverse repurchase agreements and will enter into such agreements only so long as it is not in violation of Section 18 of the 1940 Act.

         Foreign Investments

         The Fund may invest up to 10% of the value of its total assets in securities principally traded in foreign markets and Eurodollar certificates of deposit issued by branches of U.S. banks. Foreign investments may involve risks not present to the same degree in domestic investments, such as future political and economic developments, the imposition of withholding taxes on interest income, seizure or nationalization of foreign deposits, the establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Foreign securities may be less liquid and more volatile than U.S. securities, and foreign accounting and disclosure standards may differ from U.S. standards. In addition, settlement of transactions in foreign securities may be subject to delays, which could result in adverse consequences to the Fund including restrictions on the subsequent resale of such securities. The value of foreign investments may rise or fall because of changes in currency exchange rates. In addition, the costs of exchanging foreign currencies for payments in U.S. dollars and nonnegotiated brokerage commissions in foreign countries may reduce the yield on foreign securities. In the event of a default in payment on foreign securities, the Fund may incur increased costs to obtain a judgment against the foreign issuer in the United States or abroad. The Fund may buy or sell foreign currencies or deal in forward foreign currency contracts to hedge against possible fluctuations in exchange rates that may affect the yield of the Fund when the foreign currencies are converted in payment in U.S. dollars. The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates. The Fund will use currency transactions only for hedging and not speculation. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund's dealings in forward currency exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions denominated or quoted in the currency.

         The Fund may not use position hedging with respect to a particular currency to an extent greater than the aggregate market value (at the time of entering into the position hedge) of the securities held in its portfolio denominated or quoted in or currently convertible into that particular currency. If the Fund enters into a position hedging transaction, the Fund's custodian will place cash or U.S. Government securities or other high grade liquid debt securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to the forward contract.

         Options

         The Fund may write (sell) call options which are traded on national securities exchanges with respect to securities in its portfolio. The Fund may only write "covered" call options, that is, options on securities it holds in its portfolio or has an immediate right to acquire through conversion or exchange of securities held in its portfolio. The Fund may write call options on its portfolio securities in an attempt to realize a greater current return than would be realized on the securities alone. The Fund may also write call options as a partial hedge against a possible market decline. In view of its investment objective, the Fund generally would write call options only in circumstances in which the Investment Adviser does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security. As the writer of a call option, the Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period if the option is exercised. So long as the Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit (and retains the risk of loss should the value of the underlying security decline). The Fund may also enter into "closing purchase transactions" in order to terminate its obligation as a writer of a call option prior to the expiration of the option. Although the writing of call options only on national securities exchanges increases the likelihood that the Fund will be able to make closing purchase transactions, there is no assurance that the Fund will be able to effect such transactions at any particular time or at any acceptable price. The writing of call options could result in increases in the Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. The extent to which the Fund may enter into transactions involving call options also may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company.

         Futures Contracts and Related Options

         The Investment Adviser does not currently intend that the Fund will trade in futures contracts or related options and has no experience in doing so. However, the Fund has reserved the right, subject to the approval of the Board of Directors, to purchase and sell financial futures contracts and options on such futures contracts for the purpose of hedging its portfolio securities (or portfolio securities which it expects to acquire) against anticipated changes in prevailing interest rates. This technique could be employed if the Investment Adviser anticipates that interest rates may rise, in which event the Fund could sell a futures contract to protect against the potential decline in the value of its portfolio securities. Conversely, if declining interest rates were anticipated, the Fund could purchase a futures contract to protect against a potential increase in the price of securities the Fund intends to purchase. However, employing this technique effectively requires skills that are different from those required to select portfolio securities and the Investment Adviser has no experience in using this technique.

         Under the regulations of the U.S. Commodity Futures Trading Commission ("CFTC"), the Fund will not be considered a "commodity pool," as defined under such regulations, as a result of entering into transactions in futures contracts and options on futures contracts, provided, among other things, that: (1) such transactions are entered into solely for bona fide hedging purposes, as defined under CFTC regulations; or (2) the aggregate initial margin and premiums for any other such transactions entered into does not exceed 5% of the Fund's total assets (after taking into account any unrealized profits and losses). The extent to which the Fund may enter into transactions involving futures contracts also may be limited by the requirements of the Code for qualification as a regulated investment company.

         Risks of Hedging Transactions

         The use of options, financial futures and options on financial futures may involve risks not associated with other types of investments which the Fund intends to purchase and it is possible that a portfolio that utilizes hedging strategies may not perform as well as a portfolio that does not make use of such devices. In particular, the Fund's positions in options and financial futures may be entered and closed out only on a federally licensed exchange which provides a market therefor, and there can be no assurance that a liquid market will exist for any particular option or futures contract. Because financial futures and related options markets generally impose limits on daily price movement, it is possible that the Investment Adviser will not be able to close out hedge positions promptly. The inability to close out options and futures positions could have an adverse impact on the Fund's ability to hedge its securities effectively and might, in some cases, require the Fund to deposit substantial amounts of additional cash to meet applicable margin requirements. The Fund's ability to hedge effectively through transactions in financial futures or options depends on the degree to which price movements, which include, in part, changes in interest rates, in the Fund's holdings correlate with price movements of the hedging instruments. Inasmuch as the Fund's options and futures will not duplicate such underlying securities, the correlation will probably not be perfect. Consequently, the prices, which include, in part, changes in interest rates, of the securities being hedged may not move in the same amount as the hedging instrument. It is possible that there may be a negative correlation between the hedging instrument and the hedged securities, which would prevent the Fund from achieving the anticipated benefits of hedging transactions or may cause the Fund to realize losses and thus be in a worse position than if such strategies had not been used.

         Additional Leverage

         The Fund has reserved the right to borrow money to the extent such borrowing would not result in a violation of the 1940 Act Asset Coverage (as defined under "Description of Senior Notes--Asset Maintenance--1940 Act Asset Coverage") and would not otherwise violate Section 18 of the 1940 Act. The Fund may borrow to the extent then permitted by the 1940 Act through the public or private issuance of debt securities and/or from lenders of all types, such as banks, savings and loan associations, insurance companies and similar financial institutions. In addition, the Fund may borrow up to 5% of its total assets for temporary purposes. To the extent permitted by the 1940 Act, the Fund may also borrow additional amounts as it redeems Senior Notes.

         The Fund seeks to add incremental leverage as a result of this Offering. The Fund anticipates that it will also refinance the terms of its outstanding Senior Notes which mature in December 1998. The Fund reserves the right at any time, if it believes that market conditions are appropriate, to increase its level of debt or other senior securities to maintain or increase the Fund's current level of leverage to the extent permitted under the 1940 Act and existing agreements between the Fund and third parties. See "Risk Factors and Special Considerations--Risk of Leverage" for a discussion of certain risks associated with borrowings by the Fund.

INVESTMENT RESTRICTIONS

         The following sixteen investment restrictions are fundamental policies. Accordingly, no change in any of the following investment restrictions can be made without the affirmative vote of the holders of a majority of the outstanding shares of Common Stock and a majority of the outstanding shares of Preferred Stock, including TARPS. All percentage limitations on investments will apply at the time of the making of the investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

         The Fund may not:

         1. Borrow money (through reverse repurchase agreements or otherwise) or issue any senior securities (as defined in the 1940 Act) except as permitted by the 1940 Act.

         2. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings permitted by restriction 1 above. Collateral arrangements with respect to margin for futures contracts and options are not deemed to be pledges or other encumbrances for purposes of this restriction.

         3. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and except that the Fund may make margin payments in connection with transactions in futures contracts and options.

         4. Make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and in equal amount to, the securities sold short.

         5. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, the Fund may be deemed to be an underwriter under the federal securities laws.

         6. Purchase or sell real estate, although the Fund may purchase securities of issuers that deal in real estate, securities that are secured by interests in real estate and securities representing interests in real estate.

         7. Purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial futures contracts and related options as provided herein.

         8. Make loans, except by purchase of debt obligations in which the Fund may invest consistently with its investment policies, by entering into repurchase agreements with respect to not more than 25% of the value of its total assets, or through the lending of its portfolio securities with respect to not more than one-third of the value of its total assets.

         9. Invest in securities of any issuer, if, to the knowledge of the Fund, officers and Directors of the Fund and officers and directors of the Investment Adviser who beneficially own more than 0.50% of the securities of that issuer together own more than 5% of such issuer.

         10. With respect to 75% of the value of the Fund's total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the United States government or its agencies or instrumentalities.

         11. With respect to 75% of the value of the Fund's total assets, acquire more than 10% of the outstanding voting securities of any issuer.

         12. Invest 25% or more of the value of its total assets in any one industry, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the United States government or its agencies or instrumentalities.

         13. Invest in the securities of other registered investment companies, except as they may be acquired as part of a merger or consolidation or acquisition of assets or by purchases in the open market involving only customary brokers' commissions.

         14. Buy or sell oil, gas or other mineral leases, rights or royalty contracts, although the Fund may purchase securities of issuers which deal in, represent interests in or are secured by interests in such leases, rights or contracts.

         15. Make investments for the purpose of exercising control or management over the issuer of any security.

         16. Write, purchase or sell puts, calls or combinations thereof, or purchase or sell futures contracts or related options, except that the Fund may write call options and invest in futures contracts and related options as provided in "--Investment Guidelines--Certain Investment Practices--Options" and "--Futures Contracts and Related Options."

         Although the provisions of restrictions 2 (with respect to futures contracts), 3 and 7 permit the Fund to engage in certain practices to a limited extent, the Fund does not have any current intention of engaging in such practices. See "-- Certain Investment Practices." Further, as noted, certain practices are subject to the condition that they not adversely affect the then current ratings of the Fund's outstanding securities and are subject to the prior written approval of Moody's and Fitch.

         At the Fund's March 11, 1998 Annual Meeting of Shareholders, the Fund's shareholders approved the elimination of the fundamental nature of the Fund's investment restriction, which provided that the Fund could not invest more than 30% of its total assets in securities that were not readily marketable, including those that are restricted as to disposition under the federal securities laws. Therefore, the investment by the Fund in securities that are not readily marketable is no longer restricted by a fundamental investment restriction, but rather is subject to a non-fundamental restriction which provides that the Fund will not invest more than 30% of its total assets in securities that are not readily marketable. Securities that may be restricted as to resale under federal securities laws or otherwise are not subject to the 30% restriction to the extent such securities are determined by the Investment Adviser (acting under the supervision of the Board) to be readily marketable. The Fund currently analyzes, in accordance with certain SEC guidelines, Rule 144A Securities to determine whether they are readily marketable prior to acquiring such securities and will continue to do so in the future. Investing in Rule 144A Securities, however, could have the effect of decreasing the liquidity of the Fund's assets to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

         In addition, the Fund's shareholders approved an amendment to the Fund's investment restriction 1 permitting the Fund to issue the TARPS and to issue senior securities to the full extent permitted by the 1940 Act. See "Risk Factors and Special Considerations--Risk of Leverage."

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS

         The management of the Fund, including general supervision of the duties performed by the Investment Adviser, is the responsibility of the Board of Directors. The Directors and Officers of the Fund, their addresses, their ages and their principal occupations for at least the past five years are set forth below.

                                             Positions Held                          Principal Occupations
Name and Address                                With Fund            Age              During Past 5 Years
----------------                                ---------            ---              -------------------
Richard E. Omohundro, Jr*(1)......     President and Director       57      President or Co-President of Prospect
Prospect Street Investment                                                  Street Investment Management Co., Inc.
   Management Co., Inc.                                                     since June 1988.
60 State Street
Boston, MA 02109

John A. Frabotta*(2)..............     Vice President, Treasurer,   55      Vice President of Prospect Street
Prospect Street Investment             Director and Chief                   Investment Management Co., Inc. since
   Management Co., Inc.                Investment Officer                   June 1988. Director of BondNet Trading
60 State Street                                                             Systems, Inc.
Boston, MA 02109

John S. Albanese(2)(3)............     Director                     45      Senior Counsel to Washington
8955 Mountain Ash Court                                                     Headquarters Services (a Department of
Springfield, VA 22153                                                       Defense Agency) since June 1992.
                                                                            Lieutenant Colonel of the United States
                                                                            Army, serving on active duty from 1977
                                                                            to 1992 in several legal positions.

C. William Carey(1)(3)............     Director                     60      President, Carey Associates, Inc.
Carey Associates, Inc                                                       since January 1997. Chairman and Chief
177 Milk Street                                                             Executive Officer of Town & Country
Suite 605                                                                   Corporation from 1965 until December
Boston, MA 02109                                                            1996.

Joseph G. Cote*(1)................     Director                     55      Co-President of Prospect Street
Prospect Street Investment                                                  Investment Management Co., Inc. from
   Management Co., Inc.                                                     August 1995 to present and from
250 Park Avenue                                                             February 1989 to November 1993.
New York, NY 10177                                                          Shareholder of Prospect Street
                                                                            Investment Management Co., Inc. from
                                                                            1989 to present.

Harlan D. Platt(1)(3).............     Director                     47      Professor of Finance and Insurance,
Northeastern University College                                             Northeastern University, College of
   of Business Administration                                               Business Administration, since 1981.
413 Hayden Hall
Boston, MA 02115

Christopher E. Roshier(1)(4)......     Director                     51      Corporate Finance Director of European
120 Strawberry Vale                                                         Capital Company Limited since 1990.
Twickenham,                                                                 Director of a number of other public
Middlesex TWI 4SH                                                           and private companies in the United
United Kingdom                                                              Kingdom.

Karen J. Thelen...................     Secretary                    45      Vice President of Prospect Street
Prospect Street Investment                                                  Investment Management Co., Inc. since
   Management Co., Inc.                                                     December 1992. Assistant Vice
60 State Street                                                             President of Prospect Street
Boston, MA 02109                                                            Investment Management Co., Inc. from
                                                                            December 1988 to December

--------------------
  *  Directors who are "interested persons" of the Fund, as defined in the 1940 Act.
(1)  Elected by holders of the Common Stock and the Old TARPS voting together.
(2)  Elected by holders of the Old TARPS.
(3) Directors who are members of the Audit Committee of the Fund's Board of Directors.
(4) Mr. Roshier is not a resident of the United States and has not authorized an agent to receive any notices. It may not be possible, therefore, for investors to effect service of process within the United States upon Mr.
    Roshier or to enforce against him, in the U.S. courts or foreign courts, judgments obtained in U.S. courts predicated upon the civil liability provisions of the Federal securities laws of the United States. In addition, it is not certain that a foreign court would enforce, in original actions, liabilities against Mr.
    Roshier predicated solely upon the U.S. securities laws.

                            ------------------------

         Pursuant to the Articles, holders of Common Stock and Preferred Stock, including TARPS have voting rights of one vote per share. Under the Articles and the 1940 Act, the holders of the Preferred Stock, including TARPS, as a separate class, are entitled to elect two directors (at least one of whom is not an "interested person" as defined in the 1940 Act) with the other five Directors (at least two of whom are not "interested persons" as defined in the 1940 Act) elected by the holders of the Common Stock and the Preferred Stock, including TARPS, voting together; provided, however, that the holders of the Preferred Stock, including TARPS, as a separate class, will be entitled to elect as a class the smallest number of additional Directors as shall be necessary to assure that a majority of the Directors has been elected by the holders of the Preferred Stock, including TARPS if the Fund fails to pay accumulated dividends on the Preferred Stock in an amount equal to two full years of dividends. See "Description of TARPS--Voting Rights." Election of Directors is noncumulative; accordingly, holders of a majority of the voting power represented by the outstanding shares of Common Stock and Preferred Stock, including TARPS, voting together as a single class, or a majority of the outstanding Preferred Stock, including TARPS, voting separately as a class, may elect all of the Directors who are subject to election by such class, as the case may be.

         Effective upon the issuance of the TARPS, the Board of Directors has designated Messrs. Omohundro and Frabotta as Preferred Stock directors until the next annual meeting of stockholders and until their successors are elected and qualify.

         The Fund pays each Director not affiliated with the Investment Adviser a fee of $10,000 per year plus $2,000 per Directors' meeting attended in person and $1,000 per Directors' meeting attended by telephone, together with actual out-of-pocket expenses relating to attendance at such meetings. In addition, the members of the Fund's Audit Committee, which consists of certain of the Fund's noninterested Directors, receive $1,000 for each Audit Committee meeting attended, together with actual out-of-pocket expenses relating to attendance at such meetings. Directors of the Fund, other than directors who are affiliates of the Investment Adviser, earned for the fiscal year ended October 31, 1997 aggregate remuneration of $85,000.

         The following table summarizes the compensation paid to the Directors and Officers of the Fund for the fiscal year ended October 31, 1997. The Fund is not part of a fund complex.

                                                           Pension or
                                                           Retirement
                                       Aggregate        Benefits Accrued    Estimated Annual
                                   Compensation from    as Part of Fund       Benefits Upon     Total Compensation
Name of Director or Officer              Fund              Expenses            Retirement            from Fund
---------------------------              ----              --------            ----------            ---------
John S. Albanese                        $22,000               none                none                 $22,000
C. William Carey                        $22,000               none                none                 $22,000
Joseph G. Cote                             none               none                none                    none
John A. Frabotta                           none               none                none                    none
Richard E. Omohundro, Jr.                  none               none                none                    none
Harlan D. Platt                         $22,000               none                none                 $22,000
Christopher E. Roshier                  $19,000               none                none                 $19,000

         The Articles limit the personal liability of Directors and officers to the Fund and its shareholders for monetary damages to the fullest extent permitted by Maryland law. Based upon Maryland law and the Articles, the Fund's Directors and officers have no liability to the Fund and its shareholders for monetary damages except (a) for, and to the extent of, actual receipt of an improper benefit in money, property or services, or (b) in respect of an adjudication based upon a finding of active and deliberate dishonesty which was material to the cause of action adjudicated. In accordance with the 1940 Act, the Articles do not protect or purport to protect Directors and officers against any liability to the Fund or its security holders to which they would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties involved in the conduct of their office.

         In addition, the Articles and bylaws provide that the Fund will indemnify its Directors and officers against liabilities and expenses in connection with the performance of their duties on behalf of the Fund to the fullest extent permitted by Maryland law, subject to the applicable requirements of the 1940 Act and the interpretation by the Staff of the SEC of such requirements. Under Maryland law and the Articles, the Fund is entitled and obligated to indemnify each Director or officer in connection with any proceeding to which such Director or officer is made a party by reason of service in his capacity as a Director or officer, unless it is established that
(1) the act or omission of the Director or officer was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty, or (2) the Director or officer actually received an improper personal benefit in money, property or services, or (3) in the case of any criminal proceeding, the Director or officer had reasonable cause to believe that the act or omission was unlawful. The foregoing standards apply both as to third party actions and derivative suits by or in the right of the Fund. Indemnification may be against judgments, penalties, fines, settlements and reasonable expenses actually incurred by the Director or officer in connection with the proceeding. If the proceeding is one by or in the right of the Fund, indemnification may not be made in respect of any proceeding in which the Director or officer shall have been adjudged to be liable to the Fund. In the view of the Staff of the SEC, an indemnification provision is consistent with the 1940 Act if it (i) precludes indemnification for any liability, whether or not there is an adjudication of liability, arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties as described in Section 17(h) and (i) of the 1940 Act ("disabling conduct") and
(ii) sets forth reasonable and fair means for determining whether indemnification shall be made; in the case of the Fund, "reasonable and fair means" would include (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable by reason of disabling conduct (including a dismissal for insufficiency of evidence) and (2) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Directors who are neither "interested persons" of the Fund as defined in Section 2(a) (19) of the 1940 Act nor parties to the proceeding, or (b) a written opinion of independent legal counsel.

         The indemnification rights provided or authorized by the Articles or applicable law are not exclusive of any other rights to which a person seeking indemnification may be entitled. The Fund has also obtained liability insurance at its expense for the benefit of its Directors and officers which includes coverage for liability arising from the performance of their duties on behalf of the Fund which is not inconsistent with the indemnification provisions of the Articles and applicable law.

HOLDINGS OF OLD TARPS AND COMMON STOCK

         As far as is known to the Fund, no person owned beneficially five percent or more of the outstanding shares of Common Stock of the Fund at January 31, 1998. DTC holds of record 90% of the outstanding shares of Common Stock at January 31, 1998. All of the outstanding Old TARPS, which represent less than 1% of the voting power of the Fund's outstanding shares (i.e., to the extent that the Common Stock and Old TARPS are voted together), were owned of record by one institutional holder. As far as is known to the Fund, no person other than DTC owned of record or beneficially, shares of the Fund representing more than five percent of the voting power of the Fund's outstanding shares. The Investment Adviser beneficially owned 80,072 shares of Common Stock at January 31, 1998.

         As of January 31, 1998, all Directors and Officers of the Fund, owned in the aggregate less than 1% of the Common Stock. As of that date, no Director or officer owned any of the Old TARPS.

INVESTMENT ADVISER

         The Investment Adviser, Prospect Street(R) Investment Management Co., Inc., was incorporated under the laws of Massachusetts in June 1988. Its principal offices are located at 60 State Street, Boston, Massachusetts 02109.

         Richard E. Omohundro, Jr., Co-President of the Investment Adviser, served as a Vice President (1978 - 1983) and a Managing Director (1983 - 1988) of Merrill Lynch and was Co-Manager of the High-Yield Group from 1978 through 1987. During that period, the High-Yield Group raised approximately $13.6 billion in new "high-yield" securities through 107 issues and provided one of the largest secondary trading markets for "high-yield" securities. In 1987, the High-Yield Group raised approximately $5.8 billion in new offerings of "high-yield" securities and employed over 40 persons. Mr. Omohundro provides general advisory assistance to, analyzes certain policy considerations with, and consults on a regular basis with, the Fund's portfolio manager.

         John A. Frabotta, a Vice President of the Investment Adviser, has served as the Fund's portfolio manager since September 1990, and is responsible for the day-to-day management of the Fund's portfolio. Mr. Frabotta was a Vice President of Merrill Lynch from 1979 through June 1988, during which time he performed various research, structuring and marketing functions involving "high-yield" securities.

         The Investment Adviser is not dependent on any other party in providing the investment advisory services required for management of the Fund's portfolio. The Investment Adviser may, however, consider analyses from various sources, including broker-dealers with which the Fund does business. The Investment Adviser is also responsible for providing the Fund with such executive, data processing, clerical, accounting and bookkeeping services and statistical and research data as are deemed advisable by the Fund's Board of Directors (although the expenses thereof will be borne by the Fund as specified below), except to the extent these services are provided by an administrator or an accounting firm hired by the Fund.

         Advisory Agreement

         The Advisory Agreement between the Investment Adviser and the Fund provides that, subject to the direction of the Board of Directors of the Fund and the applicable provisions of the 1940 Act, the Investment Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular investment rests with the Investment Adviser, subject to review by the Board of Directors of the Fund and compliance with the applicable provisions of the 1940 Act.

         Under the Advisory Agreement with the Fund, the Investment Adviser receives an advisory fee equal to (i) 0.65% of the Fund's net assets up to and including $175,000,000, (ii) 0.55% on the next $50,000,000, and (iii) 0.50% of the excess over $225,000,000. For purposes of calculating the advisory fee, net assets shall mean (a) the average weekly value of the total assets of the Fund minus (b)(i) accrued liabilities of the Fund (other than the principal amount of the Fund's "senior securities representing indebtedness" (as defined in the 1940
Act), not to exceed $50 million, and not including the aggregate liquidation preference of the Fund's Preferred Stock, including TARPS or any other Preferred Stock or other senior securities issued in lieu thereof and (ii) accumulated and unpaid dividends on the Preferred Stock, including TARPS. The Investment Adviser's fee is computed weekly and paid monthly. For the fiscal years ended October 31, 1994, 1995, 1996 and 1997, the dollar value of total advisory fees earned by the Investment Adviser aggregated approximately $807,770, $874,812, $928,792 and $1,146,665, respectively. For a period of one year, the Investment Adviser waived its advisory fee with respect to the increase in the Fund's managed assets attributable to the exercise of rights in the rights offering by the Fund in June 1996.

         The Investment Adviser will benefit from the Offering because the Investment Adviser's fee is based on the average weekly managed assets of the Fund. It is not possible to state precisely the amount of additional compensation the Investment Adviser will receive as a result of the Offering because a portion of the proceeds of the Offering (estimated at up to $15 million) will be invested in additional portfolio securities which will fluctuate in value. However, based on the estimated proceeds from the Offering, the Investment Adviser would receive additional annual advisory fees of approximately $71,869 as a result of the increase in assets under management over the Fund's current assets under management. Three of the Fund's Directors who voted to authorize the Offering are "interested persons" of the Fund as that term is defined in the 1940 Act. These three Directors could benefit indirectly from the Offering because of their affiliations with the Investment Adviser. The other Directors who voted to authorize the Offering are not "interested persons" of the Fund.

         The Fund bears all costs of its operation other than those incurred by the Investment Adviser under the Advisory Agreement. In particular, the Fund pays investment advisory fees, fees and expenses associated with the Fund's administration, record keeping and accounting, fees and expenses for the custodian of the Fund's assets and Bankers Trust, the surety custodian (the "Surety Custodian") under a surety custody agreement (the "Surety Custody Agreement") for the benefit of the Holders of the Old TARPS, the premium payable in connection with the Surety Bond delivered in connection with the Surety Custody Agreement, legal, accounting and auditing fees, taxes, expenses of preparing prospectuses and shareholder reports, registration fees and expenses, fees and expenses for the transfer and dividend disbursing agent, the compensation and expenses of the Directors who are not otherwise employed by or affiliated with the Investment Adviser or any of its affiliates, and any extraordinary expenses. The Investment Adviser will reimburse the Fund for any expenses (excluding brokerage commissions, interest, taxes and litigation expenses) paid or incurred by the Fund in any year in excess of the most restrictive expense limitation which is imposed by any state and to which the Fund is then subject, if any. The Fund is not known to be subject to any state expense limitations. Under the Advisory Agreement, the Investment Adviser provides the Fund with office space, facilities and business equipment and provides the services of executive and clerical personnel for administering certain of the other affairs of the Fund. The Investment Adviser compensates Directors of the Fund if such persons are employed by the Investment Adviser or its affiliates.

         The Advisory Agreement, dated March 1, 1994, was initially effective for a two year period and will continue in effect from year to year thereafter if approved annually (i) by the Board of Directors of the Fund or by the holders of a majority of the Fund's outstanding voting securities (as defined under "Investment Objective and Policies"), voting as a single class, and (ii) by a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party. At a meeting held on December 10, 1997, the Board of Directors (including all Directors who are not "interested persons" of the Fund, as defined under the 1940 Act) unanimously approved the renewal of the Advisory Agreement for a one year term expiring on February 28, 1999. The Advisory Agreement terminates on its assignment by either party and may be terminated without penalty on not less than 30 nor more than 60 days' prior written notice at the option of either party thereto, or by the affirmative vote of the holders of a majority of the Fund's outstanding voting securities, voting as a single class.

         Under the terms of the Advisory Agreement, the Investment Adviser is not liable for any error of judgment or for any loss suffered by the Fund in connection with the performance of its obligations under the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith, gross negligence on its part in the performance of, or reckless disregard by it of its duties and obligations under the Advisory Agreement.

                                PORTFOLIO TRADING

         The Investment Adviser is responsible for decisions to buy and sell securities and other portfolio holdings for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Fixed-income securities are generally traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security will likely include a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         In placing orders for portfolio securities of the Fund, the Investment Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Investment Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking the most favorable price and execution, the Investment Adviser, having in mind the Fund's best interests, will consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. Though the Investment Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread of commission available. Within the framework of the policy of obtaining the most favorable price and efficient execution, the Investment Adviser will consider research and investment services provided by brokers and dealers who effect or are parties to portfolio transactions with the Fund, the Investment Adviser or the Investment Adviser's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular issuers and industries. Such services are used by the Investment Adviser in connection with all of its investment activities and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions for such other accounts, and the services furnished by such brokers may be used by the Investment Adviser in providing investment management for the Fund. Commission rates are established pursuant to negotiations based on the quality and quantity of execution services provided by the broker or dealer in light of generally prevailing rates. The management fee paid by the Fund will not be reduced because the Investment Adviser and/or other clients receive such services. The allocation of orders and the commission rates paid by the Fund will be reviewed periodically by the Board of Directors.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Investment Adviser may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the Exchange Act) to the Investment Adviser, an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

         For the fiscal years ended October 31, 1995, 1996 and 1997, the Fund paid no brokerage commissions for the execution of portfolio transactions. The rate of portfolio turnover for the fiscal years ended October 31, 1995, 1996 and 1997 was 80.71%, 108.33% and 176.04%, respectively.

                        DETERMINATION OF NET ASSET VALUE

         Net asset value of the Common Stock will be determined by State Street Bank & Trust Company, or its successor, no less frequently than the close of trading on the New York Stock Exchange (the "Exchange") (generally 4:00 P.M. New York City time) on the last Business Day of each week (generally Friday). It will be determined by dividing the value of the net assets of the Fund (for the purpose of determining the net asset value per share of the Common Stock, the value of the Fund's net assets shall be deemed to equal the value of the Fund's assets less (i) the Fund's liabilities (including the outstanding principal amount of the Senior Notes and unpaid interest on the Senior Notes), (ii) accumulated and unpaid dividends on the TARPS and (iii) the aggregate liquidation value (i.e., $25,000 per share) of the TARPS, by the total number of shares of Common Stock outstanding. In valuing the Fund's assets for all purposes other than the determination of the discounted value of such assets pursuant to the Investment Guidelines, portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. Any security or option for which the primary market is on an exchange will be valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Options for which the primary market is not on an exchange or which are not listed on an exchange will be valued at market value or fair value if no market exists. Securities and assets for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which the Fund could expect to receive upon its current sale. Some, but not necessarily all, of the general factors which may be considered in determining fair value include: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial condition of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same type at the time of purchase, special reports prepared by analysts, information as to any transaction or offers with respect to the security, existence of merger proposals or tender offers affecting the securities, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

         Short-term debt securities which mature in less than 60 days will be valued at amortized cost if their term to maturity from the date of acquisition by the Fund was less than 60 days or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of acquisition by the Fund was more than 60 days, unless this method is determined by the Board of Directors not to represent fair value. Repurchase agreements will be valued at cost plus accrued interest.

                SHARE REPURCHASES; CONVERSION TO OPEN-END STATUS

REPURCHASE OF SHARES

         Shares of closed-end investment companies frequently trade at a discount from net asset value. To address this possibility, the Board of Directors presently contemplates that the Fund may from time to time consider either the repurchase of shares of its Common Stock on the open market or the making of tender offers for such Common Stock. Since commencement of the Fund's operations, no such open market purchases or tender offers have been made. The Fund may borrow money to finance the repurchase of shares, subject to compliance with 1940 Act Asset Coverage, Section 18 of the 1940 Act and the other limitations described under "Investment Objective and Policies --Certain Investment Practices--Additional Leverage." Shares of Common Stock may not be repurchased, however, (i) if applicable asset coverage requirements under the 1940 Act (i.e., 300% with respect to the Senior Notes and 200% with respect to Preferred Stock) are not met or would not be met following such repurchase, (ii) when payments of principal of or interest on the Senior Notes are in default,
(iii) when dividends on the Preferred Stock are in arrears or (iv) if otherwise prohibited by applicable law.

         There can be no assurance that repurchases or tenders will result in the Common Stock trading at a price which is equal to its net asset value. The Fund anticipates that the market price of the Common Stock will usually vary from net asset value. The market price of the Common Stock will be determined, among other things, by the relative demand for and supply of the Common Stock in the market, the Fund's investment performance, the Fund's dividends and yield and investor perception of the Fund's overall attractiveness as an investment as compared with other investment alternatives. Nevertheless, the fact that the Common Stock may be the subject of repurchases or tender offers from time to time may enhance its attractiveness to investors and thus reduce the spread between market price and net asset value that may otherwise exist.

         Although the Board of Directors believes that Common Stock repurchases and tenders generally would have a favorable effect on the market price of the Common Stock, it should be recognized that the acquisition of Common Stock of the Fund will decrease the total assets of the Fund and therefore have the effect of increasing the Fund's expense ratio. Furthermore, any interest on borrowings to finance Common Stock repurchase transactions will reduce the Fund's net income.

         Even if a tender offer has been made, it is the Board of Directors' announced policy, which may be changed by the Board of Directors, not to accept tenders or effect repurchases if (1) such transactions, if consummated, would
(a) result in the delisting of the Common Stock from the Exchange (the Exchange having advised the Fund that it would consider delisting if the aggregate market value of the Fund's outstanding publicly held Common Stock is less than $5.0 million, the number of publicly held shares of Common Stock falls below 600,000 or the number of round-lot holders falls below 1,200), (b) result in a violation of applicable asset coverage requirements, or (c) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund); (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase Common Stock; or (3) there is, in the Board's judgment, any material
(a) legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) suspension of or limitation on prices for trading securities generally on the Exchange or any foreign exchange on which portfolio securities of the Fund are traded, (c) declaration of a banking moratorium by federal, state or foreign authorities or any suspension of payment by banks in the United States, New York State or foreign countries in which the Fund invests, (d) limitation affecting the Fund or issuers of its portfolio securities imposed by federal, state or foreign authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or other countries in which the Fund invests, or (f) other event or condition which would have a material adverse effect on the Fund or its shareholders if shares of Common Stock were repurchased. The Board of Directors may modify these conditions from time to time in light of experience and may determine to make a tender offer even if one of the above conditions exists. If a tender offer is made, such tender offer shall be made in accordance with the Exchange Act and the 1940 Act.

         Any tender offer made by the Fund will be at a price equal to the net asset value of the shares on a date subsequent to the Fund's receipt of all tenders. Each offer will be made and shareholders notified in accordance with the requirements of the Exchange Act and the 1940 Act, either by publication or mailing or both. Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. The Fund will purchase shares tendered by a shareholder at any time during the period of the tender offer in accordance with the terms of the offer unless it determines to accept none of them (based upon one of the conditions set forth above). Each person tendering shares will be required to submit a check in an amount not to exceed $25 payable to the Fund, which will be used to help defray the costs associated with effecting the tender offer. This fee will be imposed upon each tendering shareholder whose tendered shares are purchased in the tender offer and will be imposed regardless of the number of shares purchased. The Fund expects the cost to the Fund of effecting a tender offer will be greater than the aggregate of all service charges received from those who tender their shares. Costs associated with the tender offer will be charged against capital of the Fund. During the period of a tender offer, the Fund's shareholders will be able to obtain the Fund's current net asset value by use of a toll-free telephone number.

CONVERSION TO OPEN-END STATUS

         The Fund's Board of Directors may elect to submit to the holders of the Common Stock and the Preferred Stock (including TARPS) at any time a proposal to convert the Fund to an open-end investment company and in connection therewith to redeem or otherwise retire the Senior Notes and the Preferred Stock (including TARPS) as would be required upon such conversion by the 1940 Act. In determining whether to exercise its discretion to submit this issue to shareholders, the Board of Directors would consider all factors then relevant, including the relationship of the market price of the Common Stock to net asset value, the extent to which the Fund's capital structure is leveraged and the possibility of re-leveraging, the spread, if any, between yields on "high-yield" securities in the Fund's portfolio as compared to interest and dividend charges on senior securities and general market and economic conditions. In addition to any vote required by Maryland law, conversion of the Fund to an open-end investment company would require the affirmative vote of the holders of a majority (as defined in the 1940 Act) of each class of the shares entitled to be voted on the matter. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charges, if any, as might be in effect at the time of redemption. If the Fund converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the Common Stock would no longer be listed on the Exchange. In the event the Fund converts to open-end status, the Fund would only be able to borrow through bank borrowings within certain limits and would not be allowed to have Preferred Stock.

                                   THE AUCTION
GENERAL

         Neither the Fund nor any Affiliate shall submit an Order in any Auction of TARPS.

DIVIDEND RATES AND AUCTION DATES

         The Dividend Rate for each Dividend Period will be determined on the Auction Date in respect of such Dividend Period. If Sufficient Clearing Orders exist for an Auction, the Dividend Rate for the ensuing Dividend Period will be the Winning Rate, or, if all shares in the Auction are the subject of Submitted Hold Orders in respect of a Dividend Period of fewer than 93 days, the Minimum Applicable Rate. If Sufficient Clearing Orders do not exist for any Auction, the ensuing Dividend Period will be a Standard Term Period and the Dividend Rate for that Dividend Period will be the Maximum Applicable Rate. Except in the case of a Default (as discussed above), or where all shares of the relevant series of Preferred Stock are subject to Submitted Holder Orders if there is no Auction on any Auction Date, the next Dividend Period will be a Standard Term Period and the Dividend Rate will be the Maximum Applicable Rate that could have resulted from an Auction in respect of a Standard Term Period on such Auction Date. The Fund is obligated to exercise its best efforts to maintain an Auction Agent.

ORDERS BY EXISTING HOLDERS AND POTENTIAL HOLDERS

         On or prior to each Auction Date and prior to the Submission Deadline (initially 1:00 P.M., New York City time), each Existing Holder, with respect to shares it then holds, may submit to a Broker-Dealer by telephone or otherwise a Hold Order, a Hold/Sell Order or a Sell Order and each Broker-Dealer will contact Potential Holders to determine the Buy Orders, if any, to be made by such Potential Holders.

SUBMISSION OF ORDERS TO AUCTION AGENT

         Each Order must be submitted in writing by a Broker-Dealer to the Auction Agent prior to the Submission Deadline on each Auction Date for the Auction to be conducted on such Auction Date and must specify (A) the name of the Existing Holder or Potential Holder placing such Order, (B) the aggregate number of shares that are the subject of such Order, (C) to the extent that such Orders are placed by an Existing Holder, the number of shares, if any, subject to any Hold Order, Hold/Sell Order or Sell Order, and (D) the rate, if any, specified in each Order.

         If any rate specified in any Order contains more than three figures to the right of the decimal point, the Auction Agent will round such rate up to the next higher one thousandth of 1%.

         If an Order or Orders covering all shares held by any Existing Holder are not submitted to the Auction Agent by the Submission Deadline, the Auction Agent will, only in the case of an Auction preceding a Dividend Period of 93 days or fewer and at the conclusion of a Dividend Period of 93 days or fewer, deem a Hold Order to have been submitted on behalf of such Existing Holder covering the number of shares held by such Existing Holder and not subject to Orders submitted to the Auction Agent. If an Order or Orders covering all shares held by any Existing Holder are not submitted to the Auction Agent by the Submission Deadline, the Auction Agent will, in the case of all other Auctions, deem a Sell Order to have been submitted on behalf of such Existing Holder covering the number of shares held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

         If one or more Orders covering in the aggregate more than the number of shares held by an Existing Holder are submitted to the Auction Agent, such Orders will be valid in accordance with the Validity Procedures.

         If more than one Order is submitted on behalf of any Existing Holder or Potential Holder, each Order submitted will be a separate Order.

         If any rate specified in any Order is lower than the Minimum Applicable Rate for the Dividend Period with respect to which such Order is made in the case of any Dividend Period of 93 days or fewer, such Order will be deemed to be an Order specifying a rate equal to such Minimum Applicable Rate.

         In the case of any Dividend Period of more than 93 days, only Buy Orders, Hold/Sell Orders or Sell Orders may be submitted and Hold Orders may not be submitted.

DETERMINATION OF SUFFICIENT CLEARING ORDERS AND APPLICABLE RATE

         Not earlier than the Submission Deadline, on each Auction Date, the Auction Agent will assemble all Submitted Orders and will determine whether Sufficient Clearing Orders exist and the Applicable Rate.

ACCEPTANCE OF ORDERS AND ALLOCATION OF SHARES

         Based upon the results of the Auction, the Auction Agent will determine the aggregate number of shares to be held and sold by Existing Holders and to be purchased by Potential Holders, and, with respect to each Broker-Dealer, determine the extent to which such Broker-Dealer will deliver, and from which other Broker-Dealers such Broker-Dealer will receive, shares.

         If Sufficient Clearing Orders exist, subject to the Rounding
Procedures:

                  (i) all Submitted Hold Orders will be accepted;

                  (ii) all Submitted Sell Orders will be accepted and all Submitted Hold/Sell Orders specifying any rate higher than the Winning Rate will be accepted as Sell Orders;

                  (iii) all Submitted Hold/Sell Orders specifying a rate lower than the Winning Rate will be accepted as Hold Orders;

                  (iv) all Submitted Buy Orders specifying a rate lower than the Winning Rate will be accepted;

                  (v) all Submitted Hold/Sell Orders specifying a rate equal to the Winning Rate will be accepted as Hold Orders unless the number of shares subject to all such Submitted Hold/Sell Orders is greater than the number of shares remaining unaccounted for after the acceptances described in clauses
                  (i), (iii) and (iv) above, in which event each such Submitted Hold/Sell Order will be accepted as a Hold Order and a Sell Order as to the respective number of shares determined in accordance with the Proration Procedures; and

                  (vi) all Submitted Buy Orders specifying a rate equal to the Winning Rate will be accepted, unless the number of shares subject to all such Submitted Buy Orders is greater than the number of shares remaining unaccounted for after the acceptances described in clauses (i), (iii), (iv) and (v) above, in which event each such Submitted Buy Order will be accepted only as to the number of shares determined in accordance with the Proration Procedures.

         If Sufficient Clearing Orders do not exist, subject to the Rounding
Procedures:

                  (i) all Submitted Hold Orders will be accepted;

                  (ii) all Submitted Hold/Sell Orders specifying a rate equal to or lower than the Maximum Applicable Rate will be accepted as Hold Orders;

                  (iii) all Submitted Buy Orders specifying a rate equal to or lower than the Maximum Applicable Rate will be accepted; and

                  (iv) all Submitted Hold/Sell Orders specifying a rate higher than the Maximum Applicable Rate and all Submitted Sell Orders will be accepted as Hold Orders and as Sell Orders as to the respective number of shares of Preferred Stock determined in accordance with the Proration Procedures.

         The Auction Procedures include a pro rata allocation of TARPS for purchase and sale under certain circumstances which may result in an Existing Holder selling or holding, or a Potential Holder purchasing, a number of TARPS that is less than the number of TARPS specified in its Hold/Sell Order or Sell Order or Buy Order.

NOTIFICATION OF RESULTS; SETTLEMENT

         The Auction Agent will advise each Broker-Dealer that submitted an Order whether such Order was accepted and of the Applicable Rate for the next Dividend Period by telephone by approximately 3:00 p.m., New York City time, on each Auction Date. Each Broker-Dealer that submitted an Order will as soon as practicable advise each Existing Holder and Potential Holder whether its Order was accepted and will confirm in writing purchases and sales with each Existing Holder and Potential Holder purchasing or selling shares as a result of an auction as soon as practicable on the Business Day next succeeding the Auction Date. Each Broker-Dealer that submitted a Hold Order will advise each Existing Holder on whose behalf such Hold Order was submitted of the Applicable Rate for the shares of the relevant series of Preferred Stock for the next Dividend Period.

         In accordance with the Securities Depository's normal procedures, on the Business Day after the Auction Date, the transactions described above will be executed through the Securities Depository and the accounts of the respective Agent Members at the Securities Depository will be debited and credited and shares delivered as necessary to effect the purchases and sales as determined in the Auction. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment against delivery to their Agent Members in same-day funds.

         If any Existing Holder selling shares in an Auction fails to deliver such shares, the Broker-Dealer of any person that was to have purchased shares in such Auction may deliver to such person a number of whole shares that is less than the number of shares that otherwise was to be purchased by such person. In such event, the number of shares to be so delivered shall be determined by such Broker-Dealer. Delivery of such lesser number of shares shall constitute good delivery.

BROKER-DEALERS; COMMISSIONS

         Broker-Dealers which submit Orders for the account of others must be authorized by law to perform such function. A Broker-Dealer may acquire shares for its own account. If a Broker-Dealer submits an Order for its own account in an Auction, it may have an advantage over others because it would have knowledge of other Orders placed through it in that Auction.

         The Auction Agent has entered into a broker-dealer agreement with the Underwriter, dated as of March __, 1998 (the "Broker-Dealer Agreement"). Under the terms of the Broker-Dealer Agreement, the Auction Agent after each Auction will initially pay to the Underwriter, from funds provided by the Fund, a service charge based on the purchase price of shares placed by the Underwriter at such Auction. Initially, the annual rate of such service charge shall be up to .25%, depending on the Dividend Rate set at auction. For purposes of this paragraph, shares will be placed by the Underwriter if such shares were (i) the subject of Hold Orders deemed to have been made by Existing Holders and were acquired by such Existing Holders through the Underwriter or (ii) the subject of an Order submitted by the Underwriter that is (A) a Submitted Order of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (B) a Submitted Order of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (C) a valid Hold Order. In the event an Auction scheduled to occur on an Auction Date fails to occur for any reason, the Broker-Dealer will be entitled to service charges as if the Auction had occurred and all holders of shares placed by them submitted valid Hold Orders.

THE AUCTION AGENT

         Bankers Trust will serve as the Auction Agent for the TARPS. The Auction Agent is acting solely as agent of the Fund and is not a trustee for holders of TARPS. In the absence of bad faith or gross negligence on its part, the Auction Agent will not be liable for any action taken, suffered or omitted or for any error of judgment made by it in the performance of its duties as Auction Agent.

         The Auction Agent may resign upon notice to the Fund, such resignation to be effective on the earlier of the 90th day after the delivery of such notice and the date on which a successor Auction Agent is appointed by the Fund. The Fund may also replace the Auction Agent.

MASTER PURCHASER'S LETTER

         Each prospective purchaser of shares of TARPS or its Broker-Dealer will be required to sign and deliver to the Auction Agent, as a condition to such purchaser's purchasing shares of TARPS in any Auction or otherwise, a Master Purchaser's Letter, the form of which is attached to this Prospectus, in which such prospective purchaser or its Broker-Dealer will agree, among other things:

                  (a) to participate in Auctions for shares of TARPS in accordance with the Auction Procedures described in this Prospectus;

                  (b) to sell, transfer or otherwise dispose of shares of TARPS only pursuant to a Buy, Buy/Sell or a Sell Order in an Auction, or to or through a Broker-Dealer or to a person that has delivered a signed Master Purchaser's Letter to the Auction Agent, provided that in the case of all transfers other than those pursuant to Auctions, the Existing Holder of the shares so transferred, its Agent Member or its Broker-Dealer advises the Auction Agent of such transfer; and

                  (c) to have the ownership of the shares of TARPS as to which such purchaser or its Broker-Dealer is the Existing Holder maintained in book entry form by the Securities Depository for the account of its Agent Member, which in turn will maintain records of such purchasers beneficial ownership, and to authorize such Agent Member to disclose to the Auction Agent such information with respect to such purchaser's beneficial ownership as the Auction Agent may request.

         Each prospective purchaser should ask its Broker-Dealer whether such prospective purchaser should sign a Master Purchaser's Letter. If the Broker-Dealer submits Orders for such prospective purchaser listing the Broker-Dealer as the Existing Holder or the Potential Holder, a Master Purchaser's Letter signed by such prospective purchaser may not be required.

         AN EXECUTION COPY OF THE MASTER PURCHASER'S LETTER IS INCLUDED IN THIS PROSPECTUS AS APPENDIX C. EXECUTION BY A PROSPECTIVE PURCHASER OR ITS BROKER-DEALER OF A MASTER PURCHASER'S LETTER IS NOT A COMMITMENT TO PURCHASE SHARES OF TARPS IN THE OFFERING BEING MADE BY THIS PROSPECTUS OR IN ANY AUCTION OR OTHERWISE, BUT IS A CONDITION PRECEDENT TO SUCH PURCHASER'S PURCHASING SHARES OF TARPS.

                              DESCRIPTION OF TARPS

         The following summary is qualified in its entirety by reference to the Articles which establish and fix the rights and preferences of the shares of TARPS. A copy of the Articles, including the Articles Supplementary establishing the TARPS, has been filed as an exhibit to the Registration Statement of which this Prospectus is a part and may be inspected and copies thereof may be obtained as described under "Available Information."

GENERAL

         The shares of TARPS have a liquidation preference of $25,000 per share, plus all accumulated but unpaid dividends thereon (whether or not earned or declared) to the date of final distribution. The TARPS when issued and sold through this Offering (i) will be fully paid and non-assessable, (ii) will not be convertible into Common Stock or other capital stock of the Fund, (iii) will have no preemptive rights, and (iv) will not be subject to any sinking fund. The TARPS will be subject to optional and mandatory redemption as described below under "--Redemption."

         Holders of the TARPS will not receive certificates representing their ownership interest in such shares. DTC will initially act as Securities Depository for the Agent Members with respect to the TARPS.

         In addition to serving as the Auction Agent in connection with the Auction Procedures described below, the Auction Agent will act as the transfer agent, registrar, and paying agent for the TARPS. Furthermore, the Auction Agent will send notices to Holders of the TARPS of any meeting at which Holders of shares of TARPS have the right to vote. See "--Voting Rights" below. However, the Auction Agent generally will serve merely as the agent of the Fund, acting in accordance with the Fund's instructions.

         Except in an Auction, the Fund will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any shares of TARPS, so long as the Fund is current in the payment of dividends on the TARPS and on any other capital shares of the Fund ranking on a parity with the TARPS with respect to the payment of dividends or upon liquidation.

DIVIDENDS AND DIVIDEND PERIODS

         The Holders of TARPS will be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, cumulative cash dividends on their shares, at the Applicable Rate determined as set forth below under "--Determination of Dividend Rate," payable on the respective dates set forth below. Dividends so declared and payable shall be paid to the extent permitted under the Code, and to the extent available and in preference to and priority over any dividend declared and payable on the Common Stock.

         On the Business Day next preceding each Dividend Payment Date, the Fund is required to deposit with the Paying Agent sufficient funds for the payment of declared dividends. The Fund does not intend to establish any reserves for the payment of dividends.

         Each dividend will be paid by the Paying Agent to the record holder, which holder is expected to be the nominee of the Securities Depository. The Securities Depository will credit the accounts of the Agent Members of the beneficial owners in accordance with the Securities Depository's normal procedures. The Securities Depository's current procedures provide for it to distribute dividends in same-day funds to Agent Members who are in turn expected to distribute such dividends to the persons for whom they are acting as agents. The Agent Member of a beneficial owner will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such beneficial owner in accordance with the instructions of such beneficial owner.

         Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the nominee of the Securities Depository. Any dividend payment shall first be credited against the earliest declared but unpaid dividends.

         Holders will not be entitled to any dividends, whether payable in cash, property or shares, in excess of full cumulative dividends except as described under "--Determination of Dividend Rate" below. No interest will be payable in respect of any dividend payment or payments which may be in arrears. See "--Default Period" below.

         The amount of dividends per Outstanding share payable (if declared) on each Dividend Payment Date of each Dividend Period of less than one year (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed by multiplying the Applicable Rate (or the Default Rate) for such Dividend Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) such share was Outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 360, multiplying the amount so obtained by the Liquidation Value, and rounding the amount so obtained to the nearest cent. During any Dividend Period of one year or more, the amount of dividends per share payable on any Dividend Payment Date shall be computed as described in the preceding sentence, except that it will be determined on the basis of a year consisting of twelve 30-day months.

         Determination of Dividend Rate

         The dividend rate for the initial Dividend Period, i.e. the period from and including the Date of Original Issue to and including the initial Auction Date, and the initial Auction Date will be as set forth on the inside cover page of the Prospectus. For each subsequent Dividend Period, subject to certain exceptions, the dividend rate will be the Applicable Rate that the Auction Agent advises the Fund has resulted from an Auction.

         The initial Dividend Period for the TARPS shall be ___ days. Dividend Periods after the initial Dividend Period shall either be Standard Term Periods or, subject to certain conditions and with notice to Holders, Alternate Term Periods.

         An Alternate Term Period will not be effective unless sufficient Clearing Orders exist at the Auction in respect of such Alternate Term Period (That is, in general, the number of shares subject to Buy Orders by Potential Holders is at least equal to the number of shares subject to Sell Orders by Existing Holders). If Sufficient Clearing Orders do not exist at any Auction in respect of an Alternate Term Period, the Dividend Period commencing on the Business Day succeeding such Auction will be Standard Term Period, and the Holders of the shares of the affected series will be required to continue to hold such shares for such Standard Term Period.

         Dividends will accumulate at the Applicable Rate from the Date of Original Issue and shall be payable on each Dividend Payment Date thereafter. For Dividend Periods of one year or less, Dividend Payment Dates shall occur on the Business Day next succeeding the last day of such Dividend Period and, if any, on the 91st, 181st and 271st days thereof. For Dividend Periods of more than one year, Dividend Payment Dates shall occur on a quarterly basis on each January 1, April 1, July 1 and October 1 within such Dividend Period and on the Business Day following the last day of such Dividend Period. Dividends will be paid through the Securities Depository on each Dividend Payment Date.

         Except during a Default Period as described below, the Applicable Rate resulting from Auction will not be greater than the Maximum Applicable Rate, which is equal to 150% of the applicable AA Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Dividend Period of 184 days or more (each, a "Reference Rate")), in each case subject to upward but not downward adjustment in the discretion of the Board Directors after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the TARPS Basic Maintenance Amount.

         The Maximum Applicable Rate for the shares of TARPS will apply automatically following an Auction for such shares in which Sufficient Clearing Orders have not been made (other than because all shares of TARPS were subject to Submitted Hold Orders) or following the failure to hold an Auction for any reason on the Auction Date scheduled to occur (except for circumstances in which the Dividend Rate is the Default Rate, as described below).

         The Minimum Applicable Rate will apply automatically following an Auction in respect of a Dividend Period of 93 days or fewer in which all of the Outstanding shares are subject to (or are deemed to be subject to) Submitted Hold Orders. The Minimum Applicable Rate is 80% of the applicable AA Composite Commercial Paper Rate. No minimum rate is specified for Auctions in respect of Dividend Periods of more than 93 days.

         Prior to each Auction, Broker-Dealers will notify Holders of the term of the next succeeding Dividend Period as soon as practicable after the Broker-Dealers have been so advised by the Fund. After each auction, on the Auction Date, Broker-Dealers will notify Holders of the Applicable Rate for the next succeeding Dividend Period and of the Auction Date of the next succeeding Auction.

         Notification of Dividend Period

         The Fund will designate the duration of Dividend Periods of the TARPS; provided, however, that no such designation is necessary for a Standard Term Period and that any designation of an Alternate Term Period shall be effective only if (i) notice thereof shall have been given as provided herein, (ii) any failure to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, the TARPS shall have been cured as set forth under "--Default Period," (iii) Sufficient Clearing Orders shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Alternate Term Period, (iv) if the Fund shall have mailed a notice of redemption with respect to any shares, as described under "--Redemption" below, the Redemption Price with respect to such shares shall have been deposited with the Paying Agent, and (v) the Fund has confirmed that, as of the Auction Date next preceding the first day of such Alternate Term Period, it has Eligible Assets with an aggregate Discounted Value at least equal to the TARPS Basic Maintenance Amount (as defined below) and has consulted with the Broker-Dealers and has provided notice and a TARPS Basic Maintenance Certificate (as defined below) to Moody's (if Moody's is then rating the TARPS), to Fitch (if Fitch is then rating the TARPS) and any Other Rating Agency which is then rating the TARPS and so requires.

         If the Fund proposes to designate any Alternate Term Period, not fewer than 15 (or two Business Days in the event the duration of the Dividend Period prior to such Alternate Term Period is fewer than 15 days) nor more than 30 days prior to the first day of such Alternate Term Period, notice shall be (i) made by press release and (ii) communicated by the Fund by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Notwithstanding the foregoing, if the duration of the Dividend Period prior to such Alternate Term Period is fewer than 15 days, such notice shall be given not less than two Business Days prior to such Alternate Term Period. Each such notice shall state (A) that the Fund proposes to exercise its option to designate a succeeding Alternate Term Period, specifying the first and last days thereof and (B) that the Fund will by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such Alternate Term Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either
(x) its determination, subject to certain conditions, to proceed with such Alternate Term Period, in which case the Fund may specify the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Alternate Term Period in which latter event the succeeding Dividend Period shall be a Standard Term Period.

         No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Alternate Term Period, the Fund shall deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

         (i) a notice stating (A) that the Fund has determined to designate the next succeeding Dividend Period as an Alternate Term Period, specifying the first and last days thereof and (B) the terms of the Specific Redemption Provisions, if any; or

         (ii) a notice stating that the Fund has determined not to exercise its option to designate an Alternate Term Period.

         If the Fund fails to deliver either such notice with respect to any designation of any proposed Alternate Term Period to the Auction Agent or is unable to make the confirmation described above by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Alternate Term Period, the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Term Period.

         Default Period

         A "Default Period" will commence on the applicable date set forth below if the Fund fails to (i) declare prior to the close of business on the second Business Day preceding any Dividend Payment Date, for payment on, or (to the extent permitted as described below) within two Business Days after, such Dividend Payment Date to the persons who held shares of TARPS as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date, the full amount of any dividend payable on such Dividend Payment Date, (ii) to deposit, irrevocably in trust, in same-day funds, with a designated paying agent by 12:00 noon, New York City time, (A) on or (to the extent permitted as described below) within two Business Days after any Dividend Payment Date the full amount of any declared dividend on the relevant series of TARPS payable on such Dividend Payment Date (together with the failure to timely declare dividends described in (i) above, hereinafter referred to as a "Dividend Default") or (B) on or (to the extent permitted as described below) within two Business Days after any date fixed for redemption of shares of TARPS called for redemption, the applicable redemption price (a "Redemption Default"), or (iii) to maintain the "aaa"/"AAA" Credit Rating unless the "aaa"/"AAA" Credit Rating is restored by the Dividend Payment Date next following the date on which the Fund fails to maintain the "aaa"/"AAA" Credit Rating (a "Rating Default"). A Default Period with respect to a Dividend Default or a Redemption Default will consist of the period commencing on and including the aforementioned Dividend Payment Date or redemption date, as the case may be, and ending on and including the Business Day on which, by 12:00 noon, New York City time, all unpaid dividends and unpaid redemption price shall have been so deposited or shall have otherwise been made available to the applicable holders in same day funds. A Default Period with respect to a Rating Default shall commence as of the date on which the Fund fails to maintain the "aaa"/"AAA" Credit Rating (provided that such Rating Default shall be deemed not to have occurred and such Default Period shall not commence if such Rating Default is cured by the next succeeding Dividend Payment Date) and shall end on the earlier of the date on which such default is cured as provided herein or the date on which the TARPS is mandatorily redeemed as provided herein. Holders of two-thirds of the TARPS then Outstanding may waive any Dividend Default, Redemption Default or Rating Default.

         The Applicable Rate for each Default Period, including each Dividend Period commencing during a Default Period, will be equal to the Default Rate. The Default Rate is the Reference Rate multiplied by three.

         Each subsequent Dividend Period commencing after the beginning of a Default Period shall be a Standard Term Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period. Any dividend due on any Dividend Payment Date (if, prior to 12:00 noon, New York City time, on such Dividend Payment Date, the Fund has declared such dividend payable on or within two Business Days after such Dividend Payment Date to the persons who held such shares as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date) or redemption price with respect to such shares not paid to such persons when due may (if such default is not solely due to the willful failure of the Fund) be paid to such Persons in the same form of funds by 12:00 noon, New York City time, on any of the first two Business Days after such Dividend Payment Date or due date, as the case may be, provided that such amount is accompanied by an additional amount for such period of non-payment at the Default Rate applied to the amount of such default based on the actual number of days comprising such period divided by 360. For the purposes of the foregoing, payment to a person in same-day funds made on or before 12:00 noon New York City time on any Business Day at any time will be considered equivalent to payment to that person in New York Clearing House (next-day) funds at the same time on the preceding Business Day, and any payment made after 12:00 noon, New York City time, on any Business Day shall be considered to have been made instead in the same form of funds and to the same person before 12:00 noon, New York City time, on the next Business Day.

         Subject to the foregoing, and any requirements of Maryland law, to the extent that the Fund's net investment income for any year exceeds any current or accumulated dividends on the TARPS, it will be distributed to the holders of the Common Stock. The term "net investment income" includes interest, dividends, short-term capital gains and other income received or accrued less the advisory fee, bank custodian charges, taxes (except capital gain taxes) and other expenses properly chargeable against income, but does not include net capital gains, stock dividends, transfer taxes, brokerage or other capital charges or distributions designated as a return of capital. Any realized net capital gains (defined as the excess of net long-term capital gains over net short-term capital losses) of the Fund will be distributed annually to the holders of the Common Stock (subject to the prior rights of the holders of the TARPS) subject to the foregoing and any requirements of Maryland law.

RESTRICTIONS ON DIVIDEND, REDEMPTION AND OTHER PAYMENTS

         Under the 1940 Act and Note Purchase Agreement, the Fund may not (i) declare any dividend with respect to the TARPS if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to the Fund's senior securities representing indebtedness, including the Senior Notes, would be less than 200% (or such higher percentage as may in the future by specified in or under the 1940 Act as the minimum asset coverage for senior securities representing stock of a closed-end investment company as a condition of declaring dividends on its preferred stock) or (ii) declare any other distribution on the TARPS or purchase or redeem of the TARPS if at the time of the declaration (and after giving effect thereto), asset coverage with respect to the Fund's senior securities representing indebtedness, including the Senior Notes, would be less than 300% (or such higher percentage as may in the future by specified in or under the 1940 Act as the minimum asset coverage for senior securities representing stock of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its capital stock). "Senior securities representing indebtedness" generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than stock) and evidencing indebtedness. For purposes of determining asset coverage for senior securities representing indebtedness in connection with the payment of dividends or other distributions on or purchases or redemptions of stock, the term "senior security" does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed. The term "senior security" also does not include any such promissory note or other evidence in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Fund at the time when the loan is made; a loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 days and is not extended or renewed; otherwise it is presumed not to be for temporary purposes. For purposes of determining whether the 200% and 300% asset coverage requirements described above apply in connection with dividends or distributions on or purchases or redemptions of TARPS, such asset coverages may be calculated on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of the applicable determination. In addition, a declaration of a dividend or other distribution on or purchase or redemption of TARPS is prohibited under the Note Purchase Agreement (i) at any time that payments of principal of or interest on the Senior Notes are in default; or (ii) after giving effect to such declaration, the Fund would not have eligible portfolio holdings with an aggregated Discounted Value at least equal to the Note Basic Maintenance Amount; or (iii) the Fund has not redeemed the full amount of Senior Notes required to be redeemed by any provision for mandatory redemption contained in the Note Purchase Agreement. See "Description of Senior Notes--Restrictive Covenants" and "--Asset Maintenance")

         However, under the Code, the Fund must, among other things, distribute at least 90% of its investment company taxable income each year in order to maintain its qualification for tax treatment as a regulated investment company. The foregoing limitation on dividends, distributions, purchases and redemptions may in certain circumstances impair the Fund's ability to maintain such qualification. The Fund intends, however, to redeem shares of TARPS to the extent necessary to maintain such qualification. See "Federal Taxation--Federal Income Tax Treatment of the Fund."

         Upon failure to pay dividends for two years or more, the Holders of TARPS will acquire certain additional voting rights. See "--Voting Rights" below. Such rights shall be the exclusive remedy of the Holders of TARPS upon any failure to pay dividends on the TARPS.

         For so long as any shares of TARPS are Outstanding, except in connection with the liquidation of the Fund, or a refinancing of the TARPS as provided in the Articles, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Stock or other shares, if any, ranking junior to the TARPS as to dividends or upon liquidation) in respect to Common Stock or any other shares of the Fund ranking junior to or on a parity with the TARPS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Stock or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the TARPS as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with the TARPS as to dividends and upon liquidation), unless (i) payments of principal of or interest on the Senior Notes are not in default; (ii) immediately after such transaction, the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the TARPS Basic Maintenance Amount (as defined below) (see "--Asset Maintenance"); (iii) immediately after such transaction, the Fund would have eligible portfolio holdings with an aggregated discounted value at least equal to the Note Basic Maintenance Amount; (iv) full cumulative dividends on the TARPS due on or prior to the date of the transaction have been declared and paid; (v) the Fund has redeemed the full number of shares of TARPS required to be redeemed by any provision for mandatory redemption contained in the Articles (see "--Redemption"); and (vi) the Fund has redeemed the full amount of Senior Notes required to be redeemed by any provision for mandatory redemption contained in the Note Purchase Agreement.

REDEMPTION

         OPTIONAL REDEMPTION

         To the extent permitted under the 1940 Act and Maryland law, the Fund at its option may redeem TARPS having a Dividend Period of one year or less, in whole or in part, on the Dividend Payment Date upon not less than 15 days and not more than 40 days prior notice. The optional redemption price per share shall be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. TARPS having a Dividend Period of more than one year are redeemable at the option of the Fund, in whole or in part, prior to the end of the relevant Dividend Period, subject to any Specific Redemption Provisions, which may include the payment of redemption premiums to the extent required under any applicable Specific Redemption Provisions. The Fund shall not effect any optional redemption unless after giving effect thereto (i) the Fund has available certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of TARPS by reason of the redemption of TARPS on such date fixed for the redemption and
(ii) the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the TARPS Basic Maintenance Amount.

         The Fund also reserves the right to repurchase TARPS in market or other transactions from time to time in accordance with applicable law and at a price that may be more or less than the liquidation preference of the TARPS, but is under no obligation to do so.

         MANDATORY REDEMPTION

         If the Fund fails to maintain, as of any Valuation Date, Eligible Assets with an aggregate Discounted Value at least equal to the TARPS Basic Maintenance Amount or, as of the last Business Day of any month, the 1940 Act TARPS Asset Coverage, and such failure is not cured within two Business Days following the relevant Valuation Date in the case of a failure to maintain the TARPS Basic Maintenance Amount or the last Business Day of the following month in the case of a failure to maintain the 1940 Act TARPS Asset Coverage as of such last Business Day (each an "Asset Coverage Cure Date"), the TARPS will be subject to mandatory redemption out of funds legally available therefor. See "--Asset Maintenance." The number of shares of TARPS to be redeemed in such circumstances will be equal to the lesser of (i) the minimum number of shares of TARPS the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Fund having Eligible Assets with an aggregate Discounted Value at least equal to the TARPS Basic Maintenance Amount, or sufficient to satisfy 1940 Act TARPS Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all shares of TARPS then Outstanding will be redeemed), and (ii) the maximum number of shares of TARPS that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date (as defined below) at the Mandatory Redemption Price (as defined below).

         The Fund shall allocate the number of shares required to be redeemed to satisfy the TARPS Basic Maintenance Amount or the 1940 Act TARPS Asset Coverage, as the case may be, pro rata among the Holders of TARPS in proportion to the number of shares they hold and shares of other Preferred Stock subject to mandatory redemption provisions.

         If the Fund at any time fails to maintain the "aaa"/"AAA" Credit Rating for the TARPS, and such failure is not cured within 90 calendar days thereafter (the "Rating Default Cure Date"), all shares of TARPS will be subject to mandatory redemption out of funds legally available therefor, on the Mandatory Redemption Date, and dividends thereon will be payable at the Default Rate until such redemption is effected as provided above under "--Dividends and Dividend Periods--Default Period." To maintain the "aaa"/"AAA" Credit Rating, the Fund must maintain a rating for the TARPS in the highest rating category from any two nationally recognized statistical rating organizations, as used in the rules and regulations under the Exchange Act, one of which shall be Moody's or Fitch.

         Shares of TARPS may be subject to mandatory redemption in accordance with the foregoing redemption provision notwithstanding the terms of any Specific Redemption Provisions.

         The Fund is required to effect such a mandatory redemption not later than 30 days after the Asset Coverage Cure Date or the Rating Default Cure Date, as the case may be (the "Mandatory Redemption Date"), except that if the Fund does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, all of the required number of shares of TARPS which are subject to mandatory redemption, or the Fund otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Fund will redeem those shares of TARPS on the earliest practicable date on which the Fund will have such funds available, upon notice to record owners of shares of TARPS and the Paying Agent. The Fund's ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Maryland law.

         The redemption price per share in the event of any mandatory redemption will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption, plus (in the case of a Dividend Period of more than one year) any redemption premium, if any, determined by the Board of Directors after consultation with the Broker-Dealer and set forth in any applicable Specific Redemption Provisions (the "Mandatory Redemption Price").

         Redemption Procedure

         Pursuant to Rule 23c-2 under the 1940 Act, the Fund will file a notice of its intention to redeem with the SEC so as to provide at least the minimum notice required by such Rule or any successor provision (notice currently must be filed with the SEC generally at least 30 days prior to the redemption date). The Auction Agent will use its reasonable efforts to provide telephonic notice to each Holder of TARPS called for redemption not later than the close of business on the Business Day immediately following the Business Day on which the Auction Agent determines the shares to be redeemed (or, during a Default Period with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives notice of redemption from the Fund). Such telephonic notice will be confirmed promptly in writing not later than the close of business on the third Business Day preceding the redemption date by providing the notice sent by the Paying Agent to each Holder of record of shares of TARPS called for redemption, the Paying Agent (if different from the Auction Agent) and the Securities Depository ("Notice of Redemption"). Notice of Redemption will be addressed to the registered owners of the TARPS at their addresses appearing on the share records of the Fund. Such notice will set forth (i) the redemption date, (ii) the number and identity of shares of TARPS to be redeemed, (iii) the redemption price (specifying the amount of accumulated dividends to be included therein), (iv) that dividends on the shares to be redeemed will cease to accumulate on such redemption date, and (v) the provision under which redemption shall be made.

         If fewer than all of the shares of a series of TARPS are redeemed on any date, the shares to be redeemed on such date will be selected by the Fund on a pro rata basis in proportion to the number of shares held by such Holders, by lot or by such other method as is determined by the Fund to be fair and equitable, subject to the terms of any Specific Redemption Provisions. Shares of TARPS may be subject to mandatory redemption as described herein notwithstanding the terms of any Specific Redemption Provisions. The Auction Agent will give notice to the Securities Depository, whose nominee will be the record holder of all of the shares of TARPS, and the Securities Depository will determine the number of shares to be redeemed from the account of the Agent Member of each beneficial owner. Each Agent Member will determine the number of shares to be redeemed from the account of each beneficial owner for which it acts as agent. An Agent Member may select for redemption shares from the accounts of some beneficial owners without selecting for redemption any shares from the accounts of other beneficial owners. Notwithstanding the foregoing, if neither the Securities Depository nor its nominee is the record holder of all of the shares, the particular shares to be redeemed shall be selected by the Fund by lot, on a pro rata basis between each series or by such other method as the Fund shall deem fair and equitable, as contemplated above.

         In connection with any redemption, whether optional or mandatory, the Fund shall pay, together with the redemption price, an amount equal to all accumulated dividends, whether or not such dividends have been declared through the redemption date.

         If Notice of Redemption has been given, then upon the deposit of funds sufficient to effect such redemption, all rights of the owners of the shares so called for redemption will cease, except the right of the owners of such shares to receive the redemption price, but without interest, and such shares will no longer be deemed to be Outstanding for any purpose. The Fund shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (i) the aggregate redemption price of the shares of TARPS called for redemption on such date and
(ii) such other amounts, if any, to which Holders of shares of TARPS called for redemption may be entitled. The Fund will be entitled to receive, from time to time, from the Paying Agent the interest, if any, earned on such funds deposited with the Paying Agent and the owners of shares so redeemed will have no claim to any such interest. Any funds so deposited which are unclaimed two years after such redemption date will be paid by the Paying Agent to the Fund upon its request. Thereupon the Paying Agent will be relieved of all responsibility to the owners of such shares and such owners may look only to the Fund for payment.

         So long as any shares of TARPS are held of record by the nominee of the Securities Depository, the redemption price for such shares will be paid on the redemption date to the nominee of the Securities Depository. The Securities Depository's normal procedures now provide for it to distribute the amount of the redemption price to Agent Members who, in turn, are expected to distribute such funds to the persons for whom they are acting as agent.

         Notwithstanding the provisions for redemption described above, no shares of TARPS may be redeemed unless all dividends in arrears on the Outstanding shares of TARPS, and all capital stock of the Fund ranking on a parity with the TARPS with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment, except in connection with the liquidation of the Fund in which case all shares of TARPS and all shares ranking in a parity with the TARPS must receive proportionate amounts.

         Except for the provisions described above, nothing contained in the Articles limits any legal right of the Fund to purchase or otherwise acquire any shares of TARPS outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on or the mandatory or optional redemption price with respect to, any shares of TARPS for which Notice of Redemption has been given and the Fund is in compliance with the 1940 Act TARPS Asset Coverage and has Eligible Assets with an aggregate Discounted Value at least equal to the TARPS Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. Any shares which are purchased, redeemed or otherwise acquired by the Fund shall have no voting rights. If fewer than all the Outstanding shares of TARPS are redeemed or otherwise acquired by the Fund, the Fund shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Directors.

ASSET MAINTENANCE

         The Fund is required under the Articles Supplementary to satisfy two separate asset maintenance requirements in respect of the TARPS. The first of these requirements reflects the requirement that the Fund maintain assets in its portfolio that have a value, discounted in accordance with the Rating Agency Guidelines, at least equal to the aggregate liquidation preference of the TARPS plus specified liabilities, payment obligations and other amounts. The second of these requirements reflect the requirement that the Fund maintain asset coverage for TARPS of at least 200%.

         TARPS Basic Maintenance Amount

         The Fund is required to maintain, as of each Valuation Date on which any share of TARPS is Outstanding, Eligible Assets having an aggregated Discounted Value at least equal to the TARPS Basic Maintenance Amount, which is calculated separately for Moody's (if Moody's is then rating the TARPS) and Fitch (if Fitch is then rating the TARPS). If the Fund fails to maintain Eligible Assets having an aggregated Discounted Value at least equal to the TARPS Basic Maintenance Amount as of any Valuation Date and such failure is not cured on or before the related Asset Coverage Cure Date, the Fund will be required in certain circumstances to redeem certain of the shares of TARPS. See "--Redemption--Mandatory Redemption."

         The "TARPS Basic Maintenance Amount" as of any Valuation Date is defined as the dollar amount equal to:

         (1) (A) the sum of the products resulting from multiplying the number of Outstanding shares of TARPS on such date by the Liquidation Value per share of such series; (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to and including the first following Dividend Payment Date for each share of TARPS Outstanding that follows such Valuation Date (or to the 42nd day after such Valuation Date, if such 42nd day occurs before the first following Dividend Payment Date); (C) the aggregate amount of dividends that would accumulate at the then current Maximum Applicable Rate for a Standard Term Period multiplied by the Volatility Factor on any shares of TARPS Outstanding from the first day following the Dividend Payment Date referred to in (B) above through the 42nd day after such Valuation Date, but only if such 42nd day occurs after the first day following the Dividend Payment Date, except that if such Valuation Date occurs during a Default Period, the dividend for purposes of the calculation would accumulate at the Default Rate; (D) the amount of anticipated Fund expenses for the 90 days subsequent to such Valuation Date; (E) any current liabilities, including, without limitation, indebtedness due within one year and any redemption premium due with respect to shares of TARPS for which a Notice of Redemption has been given, as of such Valuation Date to the extent not reflected in any of (1)(A) through (1)(D); and (F) without duplication, 10% of the exercise price of any call option written by the Fund and the exercise price of any put option written by the Fund;

         less

         (2) the sum of any cash or the value of any Fund assets irrevocably deposited by the Fund for the payment of any of (1)(B) through (1)(F) (revalues for purposes of this clause (2) shall mean the Discounted Value of the security, except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated P-1 by Moody's and F-1 by Fitch, it will be valued at its face value).

         Solely for purposes of calculating the TARPS Basic Maintenance Amount, interest on borrowed funds outstanding as of any date will be treated as dividend payments, at a deemed dividend rate equal to the interest rate payable on such funds on the relevant date, but shall be subject to multiplication by the larger of the factors that the Fund has been informed by Moody's (if Moody's is then rating the TARPS) or Fitch (if Fitch is then rating the TARPS) are applicable (as described in 1(C) above) only in the event that interest on such borrowed funds is payable on the basis of a variable rate of interest, and the interest rate is subject to change within the relevant 43-day period.

         The Market Value of the Fund's portfolio securities (used in calculating the Discounted Value of Eligible Assets) is (i) computed based upon one or more pricing services approved by the Board of Directors or (ii) the lower of the value set forth in bids from two independent dealers in securities. The Fund has entered into a pricing services agreement with State Street Bank and Trust Company. The Fund may substitute another pricing service, provided that it has received notice from Moody's (if Moody's is then rating the TARPS) and Fitch (if Fitch is then rating the TARPS) that such substitution will not impair the "aaa"/"AAA" Credit Rating.

         The discount factors, the criteria used to determine whether the assets held in the Fund's portfolio are Eligible Assets, and guidelines for determining the market value of the Fund's portfolio holdings for purposes of determining compliance with the TARPS Basic Maintenance Amount are based on criteria established in connection with rating the TARPS. These factors include, but are not limited to, the sensitivity of the market value of the relevant asset to changes in interest rates, the liquidity and depth of the market for the relevant asset, the credit quality of the relevant asset (for example, the lower the rating of a debt obligation, the higher the related discount factor) and the frequency with which the relevant asset is marked to market. In no event shall the Discounted Value of any asset of the Fund exceed its unpaid principal balance or face amount as of the date of calculation. The Discount Factor relating to any asset of the Fund, the TARPS Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the Fund, without stockholder approval, but only in the event that the Fund receives written confirmation from Moody's (if Moody's is then rating the TARPS), Fitch (if Fitch is then rating the TARPS) and any Other Rating Agency which is then rating the TARPS and which so requires that any such changes would not impair the "aaa"/"AAA" Credit Rating. If the Fund fails to maintain the "aaa"/"AAA" Credit Rating and is unable to restore the "aaa"/"AAA" Credit Rating by the Rating Default Cure Date, the Fund will be required to redeem the TARPS. See "--Redemption--Mandatory Redemption" and "Investment Objective and Policies--Investment Guidelines--Rating Agency Guidelines" above.

         1940 Act TARPS Asset Coverage

         The Fund is also required to maintain, as of the last Business Day on any month in which any share of TARPS is Outstanding, asset coverage of at least 200% (or such other percentage as may in the future by specified in or under the 1940 Act as the minimum asset coverage for senior securities representing stock of a closed-end investment company as a condition of declaring dividends on its common stock) ("1940 Act TARPS Asset Coverage"). If the Fund fails to maintain the 1940 Act TARPS Asset Coverage as of the last Business Day of any month and such failure is not cured as of the related Asset Coverage Cure Date, the Fund will be required to redeem certain shares of TARPS. See "--Redemption--Mandatory Redemption."

         The Fund estimates that based on the composition of its portfolio as of January 31, 1998, after giving effect to the issuance of the TARPS ($35 million) and the deduction of sales loads and estimated offering expenses for such shares ($320,000) and the redemption of the Old TARPS, the 1940 Act TARPS Asset Coverage will be computed as follows:

Value of Fund assets less liabilities not
representing senior securities                          $284,134,427 = 517%
-----------------------------------------               -------------------
Senior securities representing indebtedness             $55,000,000
plus aggregate liquidation preference of the TARPS

         Notices

         The Fund is required to deliver a certificate with respect to the calculation of the TARPS Basic Maintenance Amount and the value of the portfolio holdings of the Fund (a "TARPS Basic Maintenance Certificate") (i) to the Auction Agent, Moody's (if Moody's is then rating the TARPS), Fitch (if Fitch is then rating the TARPS) and any Other Rating Agency which is then rating the TARPS and which so requires as of (a) the Business Day preceding the Date of Original Issue and (b) any Valuation Date on which the Fund fails to have Eligible Assets with an aggregate Discounted Value at least equal to 125% of the TARPS Basic Maintenance Amount, (ii) to the Auction Agent, Fitch (if Fitch is then rating the TARPS) and any Other Rating Agency which is then rating the TARPS and which so requires as of (a) every fourth Valuation Date after the Date of Original Issue for the first year following the Date of Original Issue, (b) if the Fund fails to have Eligible Assets with an aggregate Discounted Value at least equal to the TARPS Basic Maintenance Amount, and (c) on request by Fitch or such Other Rating Agency, as applicable, (iii) to the Auction Agent, Moody's (if Moody's is then rating the TARPS), Fitch (if Fitch is then rating the TARPS) and any Other Rating Agency which is then rating the TARPS and which so requires as of (a) the Valuation Date next following the date of redemption by the Fund of shares of Common Stock which, together with all other shares of Common Stock purchased during the six months preceding such date, equal in excess of ___________ shares of Common Stock, and (b) the last Valuation Date of each fiscal quarter and a Valuation Date during such fiscal quarter randomly selected by the Fund's independent accountants as provided below, and (iv) to the Auction Agent, Moody's (if Moody's is then rating the TARPS), Fitch (if Fitch is then rating the TARPS) and any Other Rating Agency which is then rating the TARPS and which so requires as of a Business Day on or before any Asset Coverage Cure Date relating to the Fund's cure of a failure to have Eligible Assets with an aggregate Discounted Value at least equal to the TARPS Basic Maintenance Amount. Such TARPS Basic Maintenance Certificate shall be delivered in the case of clause (i)(a) on the Date of Original Issue and in the case of clauses (i)(b),
(ii), (iii) and (iv) above on or before the third Business Day after the relevant Valuation Date or Asset Coverage Cure Date.

         The Fund is required to deliver to the Auction Agent, Moody's (if Moody's is then rating the TARPS), Fitch (if Fitch is then rating the TARPS) and any Other Rating Agency which is then rating the TARPS and which so requires, a certificate with respect to the calculation of the 1940 Act TARPS Asset Coverage and the value of the portfolio holdings of the Fund (a "1940 Act TARPS Asset Coverage Certificate") (i) as of the Business Day preceding the Date of Original Issue with respect to TARPS, and (ii) as of (a) the last Valuation Date of each quarter thereafter, and (b) as of the Business Day on or before the Asset Coverage Cure Date relating to the failure to satisfy the 1940 Act Asset Coverage (as defined under "Description of Senior Notes--Asset Maintenance"). Such 1940 Act TARPS Asset Coverage Certificate shall be delivered in the case of clause (i) on the Date of Original Issue and in the case of clause (ii) on or before the third Business Day after the relevant Valuation Date or the Asset Coverage Cure Date. Such certificate must be accompanied by a certificate from the Fund's accountants certifying as to the accuracy of the Fund's calculations.

         On the Date of Original Issue, the Fund shall deliver to the Auction Agent, Moody's (if Moody's is then rating the TARPS), Fitch (if Fitch is then rating the TARPS) and any Other Rating Agency which is then rating the TARPS and which so requires, a letter prepared by the Fund's independent accountants (an "Accountant's Certificate") regarding the accuracy of the calculations made by the Fund in the TARPS Basic Maintenance Certificate and the 1940 Act TARPS Asset Coverage Certificate required to be delivered by the Fund on the Date of Original Issue. Within eight Business Days after the last Valuation Date of each fiscal quarter of the Fund on which an TARPS Basic Maintenance Certificate is required to be delivered, the Fund will deliver to the Auction Agent, Moody's (if Moody's is then rating the TARPS), Fitch (if Fitch is then rating the TARPS) and any Other Rating Agency which is then rating the TARPS and which so requires, an Accountant's Certificate regarding the accuracy of the calculations made by the Fund in such TARPS Basic Maintenance Certificate and in any other TARPS Basic Maintenance Certificate randomly selected by the Fund's independent accountants during such fiscal quarter. Within eight Business Days after the last Valuation Date of each fiscal quarter of the Fund on which a 1940 Act TARPS Asset Coverage Certificate is required to be delivered, the Fund will deliver to the Auction Agent, Moody's (if Moody's is then rating the TARPS), Fitch (if Fitch is then rating the TARPS) and any Other Rating Agency which is then rating the TARPS and which so requires an Accountant's Certificate regarding the accuracy of calculations made by the Fund in such 1940 Act TARPS Asset Coverage Certificate. In addition, the Fund will deliver to the relevant persons specified in the preceding sentence an Accountant's Certificate regarding the accuracy of the calculations made by the Fund on each TARPS Basic Maintenance Certificate and 1940 Act TARPS Asset Coverage Certificate required to be delivered as of a Business Day on or before any Asset Coverage Cure Date, within five days after the relevant Asset Coverage Cure Date. If an Accountant's Certificate delivered with respect to an Asset Coverage Cure Date shows an error was made in the Fund's report with respect to such Asset Coverage Cure Date, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund with respect to such reports. If any other Accountant's Certificate shows that an error was made in any such report, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund; provided, however, any errors shown in the Accountant's Certificate filed on a quarterly basis shall not be deemed to be a failure to have Eligible Assets with an aggregate Discounted Value at least equal to the TARPS Basic Maintenance Amount on such prior Valuation Dates. In the event that a TARPS Basic Maintenance Certificate or 1940 Act TARPS Asset Coverage Certificate or the applicable Accountant's Certificates with respect to an applicable Asset Coverage Cure Date are not delivered within the time periods specified in the Articles, the Fund shall be deemed to have failed to have Eligible Assets with an aggregate Discounted Value at least equal to the TARPS Basic Maintenance Amount or the 1940 Act TARPS Asset Coverage, as the case may be, as of the related Valuation Date, and such failure shall be deemed not to have been cured as of such Asset Coverage Cure Date for purposes of the mandatory redemption provisions.

LIQUIDATION RIGHTS

         In the event of a liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the Holders of TARPS then Outstanding and any other shares ranking in parity with the TARPS then Outstanding, in preference to the Holders of Common Stock, will be entitled to payment, out of the assets of the Fund, or the proceeds thereof, available for distribution to stockholders after satisfaction of claims of creditors of the Fund, of a liquidation distribution in the amount equal to $25,000 per share of the TARPS, plus an amount equal to accumulated dividends (whether or not earned or declared but without interest) to the date of payment of such distribution is made in full or a sum sufficient for the payment thereof is set apart with the Paying Agent. However, Holders of TARPS will not be entitled to any premium to which such Holder would be entitled to receive upon redemption of such shares of TARPS. After payment of the full amount of such liquidation distribution, the owners of the TARPS will not be entitled to any further participation in any distribution of assets of the Fund.

         If, upon the liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the assets of the Fund or proceeds thereof available for distribution to stockholders after satisfaction of claims of creditors of the Fund shall be insufficient to pay in full the liquidation distribution to which owners of any shares of TARPS are entitled, such assets or the proceeds thereof will be distributed among the owners of the shares of TARPS and any other shares ranking on a parity therewith, ratably.

         In the event of any such liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, until payment in full is made to the owners of the shares of TARPS of the liquidation distribution to which they are entitled, no dividend or other distribution shall be made to the Holders of Common Stock and no purchase, redemption or other acquisition for any consideration by the Fund shall be made in respect of the Common Stock.

         A consolidation or merger of the Fund with or into any other company or companies, or a sale, lease or exchange of all or substantially all of the assets of the Fund in consideration for the issuance of equity securities of another company, shall not be deemed to be a liquidation, dissolution or winding up of the Fund; provided, however, that the consolidation, merger, sale, lease or exchange does not materially adversely affect any designation, right, preference or limitation of the TARPS or any shares issuable in exchange for shares of TARPS in any such consolidation or merger.

         To the extent other shares of TARPS are issued by the Fund, such shares will share equally and on a pro rata basis with the TARPS then Outstanding in connection with any liquidation, dissolution or winding up of the Fund.

VOTING RIGHTS

         Except as otherwise indicated herein and except as otherwise required by applicable law, Holders of shares of TARPS have one vote per share and vote together with holders of shares of Common Stock as a single class. Under applicable rules of the Exchange, the Fund is currently required to hold annual meetings of stockholders.

         In connection with the election of the Board of Directors, the holders of Outstanding shares of Preferred Stock, including the TARPS, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of capital stock of the Fund, to elect two directors of the Fund. The holders of Outstanding shares of Common Stock and Preferred Stock, including the TARPS, voting together as a single class, shall elect the balance of the directors. Notwithstanding the foregoing, if (a) at the close of business on any Dividend Payment Date accumulated dividends (whether or not earned or declared) on Outstanding shares of the Preferred Stock, including Outstanding TARPS, equal to at least two full years' dividends shall be due and unpaid; or (b) any time holders of any other shares of Preferred Stock are entitled under the 1940 Act to elect a majority of the directors of the Fund, then the number of members constituting the Board shall automatically be increased by the smallest number that, when added to the two Directors elected exclusively by the Holders of shares of Preferred Stock as described above, would constitute a majority of the Board as so increased by such smallest number; and at a special meeting of stockholders which will be called and held as soon as practicable, and at all subsequent meetings at which Directors are to be elected, the Holders of outstanding shares of Preferred Stock, including the TARPS, voting as a separate class, will be entitled to elect the smallest number of additional Directors that, together with the two Directors which such Holders will be in any event entitled to elect, constitutes a majority of the total number of Directors of the Fund as so increased. The terms of office of the persons who are Directors at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment, in full all dividends payable on all outstanding shares of Preferred Stock, including the TARPS, for all past Dividend Periods, the voting rights stated in the preceding sentence shall cease, and the terms of office of all of the additional Directors elected by the Holders of shares of Preferred Stock, including the TARPS (but not of the Directors with respect to whose election the Holders of Common Stock were entitled to vote or the two Directors the Holders of shares of Preferred Stock, including the TARPS, have the right to elect in any event), will terminate automatically. Any shares of TARPS issued after the date hereof shall vote with the TARPS as a single class on the matters described above, and the issuance of any other shares of TARPS by the Fund may reduce the voting power of the TARPS.

         The affirmative vote of the Holders of a majority of the Outstanding Preferred Stock determined with reference to a "majority of outstanding voting securities" as the term is defined in Section 2(a)(42) of the 1940 Act, including the TARPS, voting as a class, is required to (i) amend, alter or repeal any of the preferences, rights or powers of such class so as to affect materially and adversely such preferences, rights or powers; (ii) increase the authorized number of shares of TARPS; (iii) create, authorize or issue shares of any class of capital stock ranking senior to or on a parity with the TARPS with respect to the payment of dividends or the distribution of assets, or any securities convertible into, or warrants, options or similar rights to purchase, acquire or receive, such shares of capital stock ranking senior to or on parity with the TARPS or reclassify any authorized shares of capital stock of the Fund into any shares ranking senior to or on parity with the TARPS (except that, the Board of Directors, without the vote or consent of the Holders of TARPS, may from time to time authorize, create and classify, and the Fund may from time to time issue, series or shares of Preferred Stock, including TARPS, ranking on a parity with the TARPS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up to the affairs of the Fund, subject to continuing compliance by the Fund with the 1940 Act TARPS Asset Coverage and TARPS Basic Maintenance Amount requirements, or in connection with a refinancing of the TARPS); (iv) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Fund or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action;
(v) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Fund's assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (vi) below and (D) liens to secure payment for services rendered including, without limitation, services rendered by the Fund's custodian and the Auction Agent, or (vi) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, except the Fund may borrow from banks for temporary or emergency purposes or as may be permitted by the Fund's investment restrictions; provided, however, that transfers of assets by the Fund subject to an obligation to repurchase shall not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Fund has Eligible Assets with an aggregate Discounted Value at least equal to the TARPS Basic Maintenance Amount as of the immediately preceding Valuation Date.

         The affirmative vote of the Holders of a majority of the Outstanding shares of Preferred Stock, including the TARPS, voting as a separate class, will also be required to adopt any plan of reorganization adversely affecting such shares or take any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, conversion from a closed-end investment company to an open-end investment company, changes in the Fund's investment objective or changes in the investment restrictions described as fundamental policies under "Investment Objective and Policies--Investment Restrictions." The class vote of Holders of shares of Preferred Stock, including TARPS, described above will in each case be in addition to a separate vote of the requisite percentage of shares of Common Stock necessary to authorize the action in question. In addition, the affirmative vote of the Holders of a majority of the Outstanding shares of TARPS, voting separately from any other series, shall be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of such series in a manner different from that of other series of classes of the Fund's shares of capital stock. For purposes of the foregoing, no matter shall be deemed to adversely affect any right, preference or power unless such matter (i) alters or abolishes any preferential right of such series; (ii) creates, alters or abolishes any right in respect of redemption of such series; or (iii) creates or alters (other than to abolish) any restriction on transfer applicable to such series.

         The foregoing voting provisions will not apply with respect to the TARPS if, at or prior to the time when a vote is required, such shares have been
(i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

         The Board of Directors, without the vote or consent of any holder of the Preferred Stock, including the TARPS, or any other stockholder of the Fund, may from time to time amend, alter or repeal any or all of the definitions of the terms or provisions listed below provided that the Board of Directors receives written confirmation from Moody's (if Moody's is then rating the TARPS) and Fitch (if Fitch is then rating the TARPS) (with such confirmation in no event being required to be obtained from a particular rating agency in the case of the definitions relevant only to and adopted in connection with the rating of the TARPS, if any, by any Other Rating Agency) that such amendment, alteration or repeal would not impair the rating then assigned by Moody's or Fitch, respectively.

Asset Coverage Cure Date               Moody's Discount Factor
Deposit Securities                     Moody's Eligible Assets
Discounted Value                       Moody's Industry Classification
Exposure Period                        1940 Act TARPS Asset Coverage
Fitch Discount Factor                  1940 Act TARPS Asset Coverage Certificate
Fitch Eligible Assets                  Short Term Money Market Instruments
Fitch Industry Classification          TARPS Basic Maintenance Amount
Market Value (including certain        TARPS Basic Maintenance Certificate
provisions relevant to futures         Volatility Factor
and options transactions)              Last Paragraph of Section 12 of the
Maximum Applicable Rate                Articles (discussing valuation of
Minimum Applicable Rate                certain option provisions)


         In addition, the Board of Directors, without the vote or consent of any Holder of the Preferred Stock, including TARPS, or any other stockholder of the Fund, may from time to time adopt, amend, alter or repeal any or all of any additional or other definitions or add covenants and other obligations of the Fund (e.g., maintenance of minimum liquidity level) or confirm the applicability of covenants and other obligations set forth herein in connection with obtaining or maintaining the rating of Moody's, Fitch or any Other Rating Agency with respect to TARPS and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of TARPS or the Holders thereof, provided the Board of Directors receives written confirmation from the relevant rating agency (such confirmation in no event being required to be obtained from a particular rating agency with respect to definitions or other provisions relevant only to another rating agency's rating) that any such amendment, alteration or repeal would not adversely affect the rating then assigned by such rating agency.

         Also, subject to compliance with applicable law, the Board of Directors may amend the definition of Maximum Applicable Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Applicable Rate shown therein without the vote or consent of the Holders of the shares of the Preferred Stock, including TARPS, or any other stockholder of the Fund, and without receiving any confirmation from any rating agency after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the TARPS Basic Maintenance Amount.

         Unless otherwise required by law, holders of shares of TARPS shall not have any relative rights or preferences or other special rights other than those specifically set forth herein. The holders of shares of TARPS shall have no rights to cumulative voting. In the event that the Fund fails to pay any dividends on the shares of TARPS, the exclusive remedy of the holders shall be the right to vote for directors as discussed above.

         RESTRICTIONS ON TRANSFER

         Shares of TARPS may be transferred only (a) pursuant to an Order placed in an Auction, (b) to or through a Broker-Dealer, (c) to a person that has delivered a signed Master Purchaser's Letter to the Auction Agent or (d) to the Fund or any Affiliate. Notwithstanding the foregoing, a transfer other than pursuant to an Auction will not be effective unless the selling Existing Holder or the Agent Member of such Existing Holder, in the case of an Existing Holder whose shares are listed in its own name on the books of the Auction Agent, or the Broker-Dealer or Agent Member of such Broker-Dealer, in the case of a transfer between persons holding shares of TARPS through different Broker-Dealers, advises the Auction Agent of such transfer. The certificates representing the shares of TARPS issued to the Securities Depository will bear legends with respect to the restrictions described above and stop-transfer instructions will be issued to the Transfer Agent and/or Registrar. See "The Auction."

                           DESCRIPTION OF SENIOR NOTES

GENERAL

         The Fund issued $20,000,000 (principal amount) of the Senior Notes, due in December 1998, pursuant to a note purchase agreement (the "Note Purchase Agreement") dated as of July 15, 1993, and amended and restated as of December 16, 1993, between the Fund and Pacific Mutual Life Insurance Company ("Pacific Mutual"). The Note Purchase Agreement does not limit the aggregate principal amount of senior notes of the Fund that may be issued thereunder from time to time in one or more series. The issuance of any subsequent senior notes will be subject to compliance with the 1940 Act, including Section 18 thereof. Subject to the 1940 Act, any such subsequent senior notes may have certain terms, including, but not limited to, those relating to interest rate, redemptions, repurchases and maturity which differ from the terms of the Senior Notes. The following summary of the principal terms of the Senior Notes and certain terms of the Note Purchase Agreement is qualified in its entirety by reference to all provisions of the Note Purchase Agreement, including the definitions therein of certain terms. A copy of the Note Purchase Agreement is filed as an exhibit to the Fund's Registration Statement on Form N-2, as filed with the SEC on March 29, 1996.

INTEREST

         The Senior Notes bear interest at the rate of 6.53% per annum from July 15, 1993 through and including November 30, 1998. Interest on the Senior Notes is payable on June 1 and December 1 of each year, commencing December 1, 1993. The Senior Notes will mature on December 1, 1998 if not repurchased or redeemed prior to that date.

REDEMPTION

         The Senior Notes are not redeemable by the Fund prior to maturity, except that (i) the Fund may redeem the Senior Notes on or after December 5, 1993, in whole but not in part, in connection with the conversion of the Fund to open-end status and (ii) the Fund may elect to redeem such amount of Senior Notes as shall (a) enable the Fund to maintain asset coverage (as defined in and determined pursuant to the 1940 Act) with respect to the Fund's senior securities representing indebtedness (as defined in the 1940 Act), including the Senior Notes, of at least 300% (or such higher percentage as may in the future be specified in the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of paying dividends on common stock), (b) enable the Fund to maintain asset coverage (as defined in the 1940 Act) with respect to the Fund's senior securities of a class which is stock (as defined in the 1940 Act), including the Preferred Stock, of at least 200% or such higher percentage as may in the future be specified in the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of paying dividends on common stock or (c) enable the Fund to qualify for treatment as a regulated investment company for federal income tax purposes. The Senior Notes shall also be subject to mandatory partial redemption upon the occurrence of certain events of default as described under clauses (v) and (vi) under "Events of Default" below. All redemptions of Senior Notes by the Fund will be at a price of 100% of the principal amount thereof, plus accrued interest to the date of redemption.

RANKING OF SENIOR NOTES

         The Senior Notes rank pari passu with all other existing and future Senior Indebtedness of the Fund and are senior to the Common Stock and the Preferred Stock (including TARPS). "Senior Indebtedness" means the principal of and interest on and other amounts due on or in connection with any existing or future unsecured indebtedness of the Fund.

RESTRICTIVE COVENANTS

         Under the 1940 Act and the Note Purchase Agreement, the Fund may not
(i) declare any dividends with respect to the Preferred Stock, including the TARPS, if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to the Fund's senior securities representing indebtedness, including the Senior Notes, would be less than 200% (or such higher percentage as may in the future be required by law) or (ii) declare any other distributions on the Preferred Stock, including the TARPS, or purchase or redeem Preferred Stock, including the TARPS, if at the time of the declaration, purchase or redemption, as applicable (and after giving effect thereto), asset coverage with respect to the Fund's senior securities representing indebtedness, including the Senior Notes, would be less than 300% (or such higher percentage as may in the future be required by law). See "Description of TARPS--Restrictions on Dividend, Redemption and Other Payments." In addition, under the 1940 Act and the Note Purchase Agreement, the Fund may not declare dividends or other distributions on the Common Stock or purchase any shares of Common Stock if, at the time of the declaration or purchase, as applicable (and after giving effect thereto), asset coverage with respect to the Fund's senior securities representing indebtedness, including the Senior Notes, would be less than 300% (or such higher percentage as may in the future be required by law). See "Description of Capital Stock--Common Stock--Restrictions on Dividend and Other Payments." Furthermore, dividends or other distributions on or purchases or redemptions of Common Stock or Preferred Stock, including TARPS, are further prohibited under the Note Purchase Agreement at any time that payments of principal of or interest on the Senior Notes are in default. However, under the Code, the Fund must, among other things, distribute at least 90% of its investment company taxable income each year in order to maintain its qualification for tax treatment as a regulated investment company. The foregoing limitations on dividends, distributions and purchases may under certain circumstances impair the Fund's ability to maintain such qualification. See "Federal Taxation--Federal Income Tax Treatment of the Fund."

         Pursuant to the Note Investment Guidelines, the Note Purchase Agreement contains a covenant limiting the Fund's ability to incur, assume, guarantee or otherwise become liable with respect to any indebtedness for money borrowed unless the incurrence of such indebtedness would not result in a default in the performance or observance of the Fund's obligation to maintain 1940 Act Asset Coverage (as defined below) or otherwise cause a violation of Section 18 of the 1940 Act.

         The Note Investment Guidelines as reflected in the Note Purchase Agreement also prohibit the Fund from creating, incurring or suffering to exist, or agreeing to create, incur or suffer to exist, or consenting to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any sort (collectively, "Liens") upon any of its assets which are eligible for inclusion in the discounted value of its portfolio, except for (a) Liens the validity of which is being contested in good faith by appropriate proceedings, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered by Bankers Trust or its successor as auction agent with respect to the Preferred Stock and (d) Liens in respect of overnight borrowings by the Fund not to exceed 5% of the total assets of the Fund at any time outstanding.

ASSET MAINTENANCE

         The Fund is required under the Note Purchase Agreement to satisfy two separate asset maintenance requirements. The first of these requirements reflects the provisions of the 1940 Act with respect to asset maintenance for senior securities representing indebtedness. The second of these requirements reflects the Note Investment Guidelines (as described under Investment Objective and Policies--Investment Guidelines"). These requirements are summarized below.

         1940 Act Asset Coverage. As set forth in the Note Purchase Agreement, the Fund is required to maintain, with respect to senior securities representing indebtedness, including the Senior Notes, as of the last Business Day of each month in which any of the Senior Notes is outstanding, asset coverage of at least 300% (or such higher percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of paying dividends on its common stock) ("1940 Act Asset Coverage").

         The Fund estimates that based on the composition of its portfolio as of January 31, 1998, after giving effect to the issuance of the TARPS ($35 million) and the deduction of sales loads and estimated offering expenses for such shares ($320,000) and the redemption of the Old TARPS, the 1940 Act Asset Coverage will be computed as follows:

Value of Fund assets less liabilities
not representing senior securities                        $284,134,427 = 1421%
----------------------------------                        ------------
Senior securities representing indebtedness               $20,000,000

         Note Basic Maintenance Amount. The Fund is also required under the Note Purchase Agreement to maintain, on each Valuation Date (as defined below), portfolio holdings meeting the Note Investment Guidelines having an aggregate discounted value at least equal to the Note Basic Maintenance Amount. In the event that the discounted value of the Fund's portfolio is less than the Note Basic Maintenance Amount on any Valuation Date while any of the Senior Notes is outstanding, the Fund will seek to alter the composition of its portfolio so that, on or before the eighth Business Day after such Valuation Date (the "Cure Date"), the discounted value of the Fund's portfolio is at least equal to such Note Basic Maintenance Amount. A "Valuation Date" means (i) the fifteenth day of each month or, if such day is not a Business Day, the next succeeding Business Day and (ii) the last Business Day of such month or, in the case of the first Valuation Date, a date selected by the Fund no more than 15 days after the date on which the Senior Notes and the Preferred Stock are initially issued.

         The "Note Basic Maintenance Amount" as of any date is defined as the dollar amount equal to the sum of (i) 100% of the aggregate principal amount of the Senior Notes then outstanding; (ii) an amount equal to interest accrued on the aggregate principal amount of the Senior Notes then outstanding from the most recent date to which interest has been paid or duly provided for through the next succeeding Valuation Date plus all interest to accrue on the Senior Notes during the 63 days following such Valuation Date; (iii) the principal amount of any then outstanding indebtedness of the Fund for money borrowed (other than the Senior Notes); and (iv) the greater of $200,000 or the Fund's current liabilities as of such date to the extent not reflected in any of (i) through (iii) above. The discounted value of the Fund's portfolio holdings as of any date means the quotient of the market value (as defined in the Note Purchase Agreement, and including accrued interest) of each such holding divided by the applicable discount factor. Any security not in compliance with the Note Investment Guidelines shall be excluded from the calculation of the discounted value of the Fund's portfolio holdings.

         The discount factors and guidelines for determining the market value of the Fund's portfolio holdings for purposes of determining compliance with the Note Basic Maintenance Amount are based upon criteria established in connection with rating the Senior Notes. In determining discount factors, several factors are taken into consideration. These factors include, but are not limited to, the sensitivity of the market value of the relevant asset to changes in interest rates, the liquidity and depth of the market for the relevant asset, the credit quality of the relevant asset (for example, the lower the rating of a corporate debt obligation, the higher the related discount factor) and the frequency with which the relevant asset is marked to market. In no event shall the discounted value of any asset of the Fund exceed its unpaid principal balance or face amount as of the date of calculation. The discount factor for and market value of any asset of the Fund, the method of calculating the discounted value of any such asset and the Note Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the discounted value of the Fund's portfolio and certain related definitions, methods of calculation and reporting requirements, may be changed without the consent of the holders of the Senior Notes, provided that, among other things, such changes will not adversely affect the ratings, if any, then assigned to the Senior Notes by Fitch.

MERGER AND CONSOLIDATION

         The Fund may consolidate with or merge with or into, or transfer its assets substantially as an entirety to, another corporation, limited partnership or business trust, or engage in a statutory share exchange under Maryland law, provided that (i) the successor corporation, limited partnership or business trust (if other than the Fund) formed by or resulting from any such consolidation or merger, or the transferee of the Fund's assets, is acceptable to Pacific Mutual and shall assume payment of the principal of and interest on the Senior Notes and any other series of senior notes and the performance and observance of the Note Purchase Agreement and (ii) the Fund or such successor corporation, limited partnership or business trust or transferee shall not immediately before such transaction or thereafter be in default under the Note Purchase Agreement.

EVENTS OF DEFAULT

         The following are "Events of Default" under the Note Purchase
Agreement: (i) failure to pay principal of any Senior Note when due; (ii) default for five Business Days in the payment of interest on any Senior Note;
(iii) failure to maintain asset coverage with respect to senior securities representing indebtedness (as such terms are defined above under "--Restrictive Covenants") of at least 100% as of the last Business Day of each of 24 consecutive months; (iv) failure to have, as of the last Business Day of any month, 1940 Act Asset Coverage, which failure is not cured by the last Business Day of the following month (for this purpose, without limitation, the default will be deemed cured if, within the prescribed period, the Fund has given an irrevocable notice to the registered holder of the Senior Notes to call the Senior Notes for redemption and that such redemption, alone or together with other action taken by the Fund, will cause the Fund to have the requisite 1940 Act Asset Coverage); (v) failure to maintain, on each Valuation Date, a discounted value for the Fund's portfolio equal to at least the Note Basic Maintenance Amount, which failure is not cured by the applicable Cure Date; (vi) default in the performance of any other covenant of the Fund under the Note Purchase Agreement which has continued for 30 days as provided in the Note Purchase Agreement; (vii) default under any instrument under which the Fund has issued indebtedness or by which there may be secured or evidenced any indebtedness of or guaranteed by the Fund, the effect of which is to cause or permit the holders thereof to cause the acceleration of the maturity thereof, provided that such default or defaults relate to indebtedness with an aggregate principal amount in excess of $500,000 and have continued for 30 days as provided in the Note Purchase Agreement; (viii) the making by the Internal Revenue Service (the "Service") of a final determination that the Fund does not qualify for any taxable year as a "regulated investment company" (as defined in the Code); (ix) certain events of bankruptcy, insolvency or reorganization; and
(x) the existence for 60 days of unstayed or unsatisfied final judgments against the Fund in an aggregate amount in excess of $500,000.

         If an Event of Default specified in any of clauses (i) through (viii) or (x) above occurs with respect to the Senior Notes, then and in every such case, the registered holders of the outstanding Senior Notes may by written notice delivered to the Fund declare the Senior Notes (or in the case of an Event of Default of the type specified in clause (iv) or (v), such portion of the Senior Notes as shall be required under the Note Purchase Agreement to be redeemed) to be due and payable as provided below. Upon an Event of Default specified in clause (iv), the amount of Senior Notes subject to mandatory partial redemption will equal the aggregate principal amount of outstanding Senior Notes (rounded to the next highest increment of $1,000) the redemption of which would have caused the Fund to meet 1940 Act Asset Coverage on a pro forma basis as of the last Business Day of the month in which the failure to maintain 1940 Act Asset Coverage initially occurred. Upon an Event of Default specified in clause (v), the amount of Senior Notes subject to mandatory partial redemption will equal the principal amount of outstanding Senior Notes which could be redeemed using the proceeds from the deemed sale of Special Note Redemption Assets (rounded to the next highest increment of $1,000). "Special Note Redemption Assets" are defined as portfolio holdings identified by the Fund in its sole discretion, the deemed sale of which for cash on the Valuation Date on which the discounted value of the Fund's portfolio failed to equal or exceed the Note Basic Maintenance Amount would have resulted in the Fund achieving the required Note Basic Maintenance Amount on a pro forma basis as of such Valuation Date.

         In the event of a mandatory partial redemption of Senior Notes following an Event of Default specified in clause (iv) or (v), the payment of principal and interest on the Senior Notes due as a result of such mandatory partial redemption shall be due within 45 days after the date on which such Event of Default occurs (in the case of clause (iv)) and within 34 days after the applicable Cure Date (in the case of clause (v)). In the event of an acceleration in the maturity of Senior Notes following an Event of Default specified in any of the other clauses above other than clause (ix), the Fund shall immediately take action to liquidate portfolio securities sufficient to pay the principal of and interest on such Senior Notes. If an Event of Default specified in clause (ix) occurs, the Senior Notes shall become due and payable immediately without any declaration or other act on the part of any registered holder of the Senior Notes.

ASSIGNMENT

         Pacific Mutual may assign, subject to compliance with the Securities Act or regulations thereunder or any applicable state securities laws or regulations, all or any portion of its interest in any rights under the Note Purchase Agreement and the Senior Notes to any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof (individually, the "Person") or grant participation or beneficial interests in the Note Purchase Agreement and the Senior Notes to any Person; provided that any assignment or grant of participation or beneficial interest by Pacific Mutual of its interest in the Senior Notes shall be of a minimum principal amount of $5,000,000.

         Upon any assignment of Pacific Mutual's rights under the Note Purchase Agreement or under the Senior Notes, any action under the Note Purchase Agreement requiring the consent of Pacific Mutual and enforcement of any remedies provided for under the Note Purchase Agreement may only be taken with the consent or at the direction of the registered holders of more than 50% of the principal amount of the Senior Notes then outstanding.

                     RISK FACTORS AND SPECIAL CONSIDERATIONS

         An investment in the TARPS is subject to a number of risks and special considerations, including the following:

"HIGH-YIELD," HIGH RISK INVESTMENTS

         The Fund is designed for long-term investors who can accept the risks entailed in seeking a high level of current income available from investments in long-term, high-yielding, lower quality, fixed-income securities. Consistent with a long-term investment approach, investors in the Fund should not rely on the Fund for their short-term financial needs. The principal value of the lower quality securities in which the Fund invests will be affected by interest rate levels, general economic conditions, specific industry conditions and the creditworthiness of the individual issuer. Although the Fund seeks to reduce risk by portfolio diversification, extensive credit analysis, and attention to trends in the economy, industries and financial markets, such efforts will not eliminate risk.

         Fixed-income securities offering the high current income sought by the Fund will ordinarily be in the lower rating categories of recognized rating agencies or will be unrated. The values of such securities tend to reflect individual corporate developments or adverse economic changes to a greater extent than higher rated securities, which react primarily to fluctuations in the general level of interest rates. Periods of economic uncertainty and changes generally result in increased volatility in the market prices and yields of "high-yield," high risk securities and thus in the Fund's net asset value. Further, these fixed-income securities are considered by the Rating Agencies, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories; the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. The "high-yield," high risk securities held by the Fund are frequently subordinated to the prior payment of senior indebtedness and are traded in markets that may be relatively less liquid than the market for higher rated securities. Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of the Fund's investments. Changes in the value of portfolio securities will not necessarily affect cash income derived from such securities, but will affect the Fund's net asset value. The Fund will rely on the Investment Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Investment Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

         Some of the lower-rated securities in which the Fund invests were issued to raise funds in connection with the acquisition of a company, in a so-called "leveraged buy-out" transaction. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions, including rising interest rates.

         Generally, when interest rates rise, the value of fixed rate debt obligations, including "high-yield," high risk securities, tends to decrease; when interest rates fall, the value of fixed rate debt obligations tends to increase. In addition, in a period of rising interest rates the higher cost of the Fund's leverage and/or increasing defaults by issuers of "high-yield" debt obligations would likely exacerbate any decline in the Fund's net asset value. If an issuer of a "high-yield," high risk security containing a redemption or call provision exercises either provision in a declining interest rate market, the Fund would have to replace the security, which could result in a decreased return for shareholders.

         The market for "high-yield," high risk securities has expanded rapidly in recent years and is relatively new. This expanded market has not yet completely weathered an economic downturn. A further economic downturn or an increase in interest rates could have a negative effect on the "high-yield," high risk securities market and on the market value of the "high-yield," high risk securities held by the Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings. During 1989 and 1990, the level of "high-yield" debt security defaults increased as many issuers were unable to obtain funds through financial intermediaries or the public "high-yield" market. The effect of these developments on the Fund was a substantial decline in the Fund's net asset value and a substantial reduction in the Fund's monthly dividend. Also, the forced liquidation of a substantial portion of the Fund's portfolio in order to repay the Senior Extendible Notes resulted in the realization of substantial capital losses, and this severely limited the ability of the Fund to return to its original net asset value as the "high-yield" market improved. The "high-yield" market decline reversed in the fourth quarter of 1990 and by midyear 1991, after reinvesting a substantial amount of its cash, the Fund's net asset value had improved substantially but to a level far less than the net asset value at the time the Fund commenced operations.

         The "high-yield" market, as measured by the Credit Suisse First Boston High Yield Index, posted total annual returns of 43.75%, 16.66%, 18.91%, -0.97%, 17.38%, 12.42% and 12.63% for the calendar years 1991, 1992, 1993, 1994, 1995,
1996 and 1997, respectively. The ten year U.S. Treasury Bond produced a total return of 16.46%, 6.52%, 11.94%, -6.08%, 23.68%, 0.89% and 11.10% for the
calendar years 1991, 1992, 1993, 1994, 1995, 1996 and 1997, respectively. See
"Financial Highlights" for information concerning the Fund's return.

         Net new issue activity of "high-yield" debt securities in 1991 was low by historical standards, totaling ($6.9) billion. Net new issue activity of "high-yield" debt securities totaled $11.4 billion, $46.1 billion, $22.2 billion, $26.7 billion, $60.2 billion and $107.5 billion for the calendar years 1992, 1993, 1994, 1995, 1996 and 1997, respectively. The statistical information with respect to new issue activity is based on information the Fund obtained from the Credit Suisse First Boston High Yield Handbook. The spread between the yield on U.S. Treasury securities and the "high-yield" market has fluctuated between 315 and 589 basis points (3.15% to 5.89%) during the 1992 to 1997 period, which is more in line with the historical spread relationship.

         Since 1977, the historical weighted default rate on "high-yield" debt securities has been 3.29%. The default rates on "high-yield" debt securities for the calendar years 1990, 1991, 1992, 1993, 1994, 1995, 1996 and 1997 were 7.98%,
9.33%, 2.89%, 0.96%, 0.44%, 2.24%, 1.14% and 1.08%, respectively. The defaulted amount of "high-yield" debt securities was $18.1 billion in 1990, $20.7 billion in 1991, $6.6 billion in 1992, $2.4 billion in 1993, $1.3 billion in 1994, $6.7 billion in 1995, $4.2 billion in 1996 and $4.8 billion in 1997. The statistical information with respect to historical default rates and amounts is based on information the Fund obtained from the Credit Suisse First Boston High Yield Handbook.

         The credit ratings issued by credit rating services may not fully reflect the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of "high-yield," high risk securities. Also, credit rating agencies may fail to change on a timely basis a credit rating to reflect changes in economic or company conditions that affect a security's market value. Although the Investment Adviser considers ratings of recognized rating services such as Moody's and Fitch, the Investment Adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Investment Adviser continually monitors the investments in the Fund's portfolio and carefully evaluates whether to dispose of or retain "high-yield," high risk securities whose credit ratings have changed. As of January 31, 1998, approximately 95.72% of the market value of the Fund's total investments was represented by fixed-income securities regarded by Moody's and Fitch to be below investment grade (that is rated "Ba" or lower by Moody's or "BB" or lower by Fitch).

         At times a major portion of an issue of lower-rated securities may be held by relatively few institutional purchasers. Although the Fund generally considers such securities to be liquid because of the availability of an institutional market for such securities, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when the Investment Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if the securities were more widely held. In such circumstances, the Fund may also find it more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value. The Fund, in most instances, utilizes an independent pricing service to determine the fair value of its securities for financial statement purposes since market quotations are not readily ascertainable. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. The Fund also purchases a significant number of Rule 144A Securities which are considered "restricted" securities but which may be treated as liquid by the Fund in appropriate circumstances, in accordance with SEC guidelines. The Investment Adviser, pursuant to Board supervision, makes a determination regarding the liquidity of such securities prior to their purchase and continues to analyze the liquidity of such securities. Investing in Rule 144A Securities, however, could have the effect of increasing the liquidity of the Fund's assets to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

RISK OF LEVERAGE

         The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The Fund's leveraged capital structure creates risks. The Senior Notes may constitute a substantial lien and burden on the TARPS by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund will not be permitted to declare dividends or other distributions with respect to TARPS or purchase or redeem TARPS unless at the time thereof the Fund meets certain asset coverage requirements and payments of principal of and interest on the Senior Notes are not in default. See "Description of TARPS-- Restrictions on Dividend, Redemption and Other Payments," "Description of Senior Notes--Restrictive Covenants" and "Federal Taxation." In addition, the Fund may borrow funds (a) in connection with a loan made by a bank or other party that is privately arranged and not intended to be publicly distributed or (b) in an amount equal to up to 5% of its total assets for temporary purposes only. See "Investment Objective and Policies--Certain Investment Practices."

         The Fund seeks to add incremental leverage as a result of this Offering. There can be no assurance that the Fund will be able to add leverage in the amounts or at the time it believes to be most advantageous. The ability to increase, or delays in increasing, the Fund's leverage could, depending on market conditions, adversely affect the Fund's earnings and net asset value. The Fund anticipates that it will also refinance the terms of its outstanding Senior Notes which mature in December 1998. The Fund reserves the right at any time, if it believes that market conditions are appropriate, to increase its level of debt or other senior securities to maintain or increase the Fund's current level of leverage to the extent permitted by the 1940 Act and existing agreements between the Fund and third parties.

RISKS OF INVESTING IN TARPS

         The ability of an investor to dispose of shares of TARPS may be largely dependent on the success of an Auction. If in an Auction Sufficient Clearing Bid Orders do not exist, then investors that have submitted Sell orders will not be able to sell in the Auction all, and may not be able to sell in the Auction any, shares of TARPS subject to such submitted Sell Orders. There is no assurance that any particular Auction will be successful. Neither the Fund nor any Broker-Dealer is obligated to ensure that an Auction will be successful or to purchase shares of TARPS in an Auction or otherwise. The Fund is not required to redeem shares of TARPS in the event of a failed Auction. Further, there is no assurance that a secondary market outside of the Auctions for the TARPS will develop, whether or not such Auctions are successful, or if such a market does develop, that shares of TARPS will trade at or close to the Liquidation Value. In the event the Fund establishes a Dividend Period for TARPS which is longer than a Standard Term Period, particularly if such Dividend Period exceeds one year, holders of TARPS may have fewer opportunities to obtain liquidity since an Auction will not occur frequently and may not be able to sell their shares between Auctions at a price per share equal to the Liquidation Value. Thus, under certain circumstances, holders of TARPS may not have liquidity of investment.

         The Fund does not intend to apply for listing of the TARPS on a national securities exchange, but has been advised by the Underwriter that it currently intends to make a market in the TARPS as permitted by applicable laws and regulations. The Underwriter is not obligated to make a market in the TARPS between Auctions and, therefore, a holder of TARPS may not be able to liquidate its position in the TARPS between Auctions at a price per share equal to its liquidation preference plus accumulated dividends. In the event the Fund establishes a Dividend Period for any series of TARPS which is longer than a Standard Term Period, particularly if such Dividend Period exceeds one year, any increase in interest rates will likely have an adverse affect on the secondary market price of such series, holders of such series may have fewer opportunities to obtain liquidity if Auctions do not occur frequently and a holder of such series.

         TARPS represents a perpetual equity interest in the Fund (except to the extent redeemable at the option of the Fund) and does not give rise to a claim for payment of a principal amount at a particular date. As such, TARPS effectively ranks behind all indebtedness or other non-equity claims on the Fund with respect to assets available to satisfy claims on the Fund. In addition, in the event of the dissolution, liquidation or winding up of the affairs of the Fund, after payment of the liquidation preference and all dividends accumulated to and unpaid through the date of final distribution, holders of TARPS will not be entitled to any further participation in any distribution of assets of the Fund.

         The credit ratings of the TARPS could be reduced while an investor holds the TARPS, subject to the mandatory redemption requirements described therein.

         Holders of shares of capital stock, including TARPS, are entitled to receive dividends only when, as and if declared by the Board of Directors and only out of funds legally available therefor. State corporation laws generally limit the funds out of which issuers incorporated thereunder may pay to stockholders as a dividend. For example, under Maryland law, dividends may not be paid if after giving effect to the dividend, the Fund would not be able to pay its debts as they became due in the usual course of business or the Fund's total assets would be less than the sum of its total liabilities plus the amount needed to satisfy the preferential rights of stockholders whose preferential rights upon dissolution are superior to those receiving the dividend. The Fund may also incur indebtedness with the consent of the relevant rating agencies.

PAYMENT RESTRICTIONS

         The Fund is prohibited from declaring, paying or making any dividends or distributions on TARPS unless it satisfies certain conditions. See "Description of TARPS--Restrictions on Dividend, Redemption and Other Payments." The Fund is also prohibited from declaring paying or making any dividends or distributions on Common Stock unless it satisfies certain conditions. See "Description of Capital Stock--Common Stock--Restrictions on Dividend and Other Payments." These prohibitions on the payment of dividends or distributions might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. The Fund intends, however, to redeem shares of TARPS from time to time to the extent necessary to comply with the asset coverage requirements. There can be no assurance, however, that such redemptions can be effected in time to permit the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code. See "Federal Taxation--Federal Income Tax Treatment of the Fund."

                                FEDERAL TAXATION

         The following discussion offers only a brief outline of the federal income tax consequences of investing in TARPS. Investors should consult their own tax advisors for more detailed information and for information regarding the impact of state and local taxes upon such an investment.

FEDERAL INCOME TAX TREATMENT OF THE FUND

         The Fund qualifies and elects to be treated as a regulated investment company under Subchapter M of the Code and intends to qualify under those provisions each year. To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in stocks, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

         As a regulated investment company, in any fiscal year with respect to which the Fund distributes at least 90% of its net investment income (i.e., the Fund's investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid), the Fund (but not its stockholders) generally will be relieved of U.S. federal income taxes on its net investment income and net capital gain (i.e., the Fund's net long-term capital gain in excess of the sum of net short-term capital loss and capital loss carryovers from prior years, if any) that it distributes to stockholders. However, the Fund will be subject under current tax rates to a federal income tax at a maximum effective rate of 35% on any undistributed net investment income and net capital gain. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax payable by the Fund. To avoid the tax, the Fund must distribute, or be deemed to have distributed, during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98% of its capital gain net income for the twelve-month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gain net income for previous years that were not distributed during such years. For this purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year-end. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. Compliance with the calendar year distribution requirement may limit the extent to which the Fund will be able to retain its net capital gain for investment.

         If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund will be taxed in the same manner as an ordinary corporation, and distributions to its stockholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, will constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to stockholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the stockholder's hands as long-term capital gain.

         If the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to the holders of the Common Stock and/or the Preferred Stock until the asset coverage is restored. See "Description of TARPS--Dividends and Dividend Periods." Such a suspension of distributions might prevent the Fund from distributing 90% of its net investment income, as is required in order to qualify for taxation as a regulated investment company, or cause the Fund to incur a tax liability or a non-deductible 4% excise tax on its undistributed taxable income (including gain), or both.

         Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund intends to repurchase or redeem (to the extent permitted under the 1940 Act) TARPS in order to maintain or restore the requisite asset coverage and avoid failure to remain qualified as a regulated investment company. The determination to repurchase or redeem TARPS and the amounts to be repurchased or redeemed, if any, will be made in the sole discretion of the Fund.

         Use of the Fund's cash to repurchase or redeem TARPS may adversely affect the Fund's ability to distribute annually at least 90% of its net investment income, which distribution is required to qualify for taxation as a regulated investment company. The Fund may also recognize income in connection with funding repurchases or redemptions of TARPS, and such income would be taken into account in determining whether or not the above-described distribution requirements have been met. Depending on the size of the Fund's assets relative to its outstanding senior securities, redemption of TARPS might restore asset coverage. Payment of distributions after restoration of asset coverage could requalify (or avoid a disqualification of) the Fund as a regulated investment company, depending upon the facts and circumstances.

         Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to stockholders. For example, with respect to certain securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to borrow money or dispose of securities that it would otherwise have continued to hold.

         The Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by the Fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gain and loss is characterized as long-term or short-term capital gain or loss. These rules could therefore affect the character, amount and timing of distributions to stockholders. These provisions also may require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections, and will make the appropriate entries in its books and records when it acquires any foreign currency, option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company and minimize the imposition of income and excise taxes.

         If the Fund fails to qualify as a regulated investment company for any year, it generally must pay out its earnings and profits accumulated in that year less an interest charge to the Treasury on 50% of such earnings and profits before it can again qualify as a regulated investment company.

FEDERAL INCOME TAX TREATMENT OF HOLDERS OF TARPS

         Under present law and based, in part, on the Fund's representation that there is no express or implied agreement between or among a Broker-Dealer or any other party and the Fund or any owners of the TARPS that the Broker-Dealer or any other party will guarantee or otherwise arrange to ensure that an owner of TARPS will be able to sell his or her shares, counsel to the Fund is of the opinion that TARPS will constitute stock of the Fund, and thus distributions with respect to the TARPS (other than distributions in redemption of the TARPS subject to section 302(b) of the Code) will constitute dividends to the extent of the Fund's current or accumulated earnings and profits, as calculated for federal income tax purposes. The following discussion assumes such treatment will apply.

         The Fund's income will consist of net investment income and may also consist of net capital gain. The character of the Fund's income will not affect the amount of dividends to which the holders of the TARPS are entitled. Holders of the TARPS are entitled to receive only the amount of dividends as determined by periodic auctions. For federal income tax purposes, however, the Service currently requires that a regulated investment company that has two or more classes of shares allocate to each such class proportionate amounts of each type of its income (such as ordinary income and net capital gain) for each tax year. Accordingly, the Fund intends to designate distributions made with respect to the Common Stock and the TARPS as consisting of particular types of income (net capital gain, dividend income and ordinary income) in accordance with each class' proportionate share of the total dividends paid to both classes. Thus, each dividend paid with respect to the TARPS during a year will be designated as ordinary income dividends and, if the Fund designates any dividend as a capital gains dividend, capital gains in proportion to the TARPS's proportionate share of the total dividends paid on the TARPS during the year to the total distributions paid on both the TARPS and the Common Stock during the year. Each holder of the TARPS during the year will be notified of the allocation within 60 days after the end of the year. The amount of the net capital gain realized by the Fund may not be significant, and there is no assurance that any such income will be realized by the Fund in any year. Distributions of the Fund's net investment income are taxable to stockholders as ordinary income. Distributions of the Fund's net capital gain, if any, are taxable to stockholders at rates applicable to long-term capital gain regardless of the length of time the TARPS have been held by holders. Under recently enacted legislation, capital gains of individuals derived in respect of capital assets held for more than one year are eligible for reduced rates of taxation which may vary depending upon the holding period of such capital assets. Prospective investors should consult their own tax advisors with respect to the tax consequences of the new legislation. Distributions in excess of the Fund's earnings and profits will first reduce a stockholder's adjusted tax basis in his or her shares of TARPS and, after the adjusted tax basis is reduced to zero, will constitute capital gains to a holder of shares of TARPS who holds his or her shares of TARPS as a capital asset.

         Although the Fund is required to distribute annually at least 90% of its net investment income, the Fund is not required to distribute net capital gain to the stockholders. The Fund may retain and reinvest such gains and pay federal income taxes on such gains (the "net undistributed capital gain"). However, it is unclear whether a portion of the net undistributed capital gain would have to be allocated to the TARPS for federal income tax purposes. Until and unless the Fund receives acceptable guidance from the Service as to the allocation of the net undistributed capital gain between the Common Stock and the TARPS, the Fund intends to distribute its net capital gain for any year during which it has shares of TARPS Outstanding. Such distribution will affect the tax character but not the amount of dividends to which holders of shares of TARPS are entitled.

         Although dividends generally will be treated as distributed when paid, dividends declared on December 31, payable to stockholders of record on December 31 and paid on the first business day in January of the following year will be treated as having been distributed by the Fund and received by the stockholders on the December 31. In addition, solely for the purpose of satisfying the 90% distribution requirement and the distribution requirement for avoiding income taxes, certain distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid during such taxable year. In such case, stockholders will be treated as having received such dividends in the taxable year in which the distribution was actually made. The Service has ruled privately that dividends paid following the close of the taxable year that are treated for tax purposes as derived from income from the prior year will be treated as dividends "paid" in the prior year for purposes of determining the proportionate share of a particular type of income for each class. Accordingly, the Fund intends to treat any such dividends that are paid following the close of a taxable year as "paid" in the prior year for purposes of determining a class' proportionate share of a particular type of income. However, the private ruling is not binding on the Service, and there can be no assurance that the Service will respect such treatment.

         Most of the Fund's net investment income is derived from interest-bearing securities. Accordingly, dividends paid with respect to the TARPS generally will not qualify for the dividend received deduction. However, from time to time, a portion of the Fund's net investment income may be attributable to dividends on equity securities which are eligible for the dividends received deduction under Section 243 of the Code. Corporate stockholders who otherwise are eligible to claim the dividends received deduction under Section 243 of the Code can deduct 70% of the portion of the TARPS dividend representing the stockholder's portion of the Fund's eligible dividend income. The Service has ruled that corporate stockholders of a regulated investment company must meet the 45-day holding requirements of
Section 246(c)(1)(A) of the Code with respect to the shares of the regulated investment company to qualify for the dividends received deduction. The Fund will inform holders of shares of TARPS of the source and tax status of all distributions shortly after the close of each calendar year.

SALE OF SHARES

         The sale of shares of TARPS (including transfers in connection with a redemption or repurchase of such shares of TARPS or a liquidation of the Fund) will be a taxable transaction for federal income tax purposes. Selling holders of shares of TARPS will generally recognize gain or loss in an amount equal to the difference between their basis in the TARPS and the amount received in exchange therefor. If such shares of TARPS are held as a capital asset, the gain or loss will generally be a capital gain or loss. Any loss realized upon a taxable disposition of shares of TARPS held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received with respect to such shares.

BACKUP WITHHOLDING

         The Fund may be required to withhold for U.S. federal income taxes 31% of all taxable distributions payable to stockholders who fail to provide the Fund with their correct taxpayer identification number or who fail to make required certifications or if the Fund or a stockholder has been notified by the Service that they are subject to backup withholding. Corporate stockholders and other stockholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholders U.S. federal income tax liability.

OTHER TAXATION

         Foreign stockholders, including stockholders who are nonresident aliens, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty. Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general taxation rules and with respect to the state, local or foreign tax consequences to them of an investment in TARPS.

                          DESCRIPTION OF CAPITAL STOCK

GENERAL

         The authorized capital stock of the Fund consists of 1,000,000 shares of Preferred Stock, $1.00 par value per share, 1,000 shares of Old TARPS, no par value per share with a liquidation preference of $100,000 per share, and 100,000,000 shares of Common Stock $.03 par value per share. As of January 31, 1998, 200 shares of Old TARPS and 58,962,711 shares of Common Stock were outstanding. The Board of Directors has the authority under the Articles to, and reserves the right to, issue Preferred Stock and Common Stock, from time to time, and any such shares shall be deemed "Preferred Stock" and "Common Stock," respectively. The Preferred Stock and the Common Stock issued are, or upon issuance will be fully paid and nonassessable and will have no preemptive rights or conversion rights. As used herein, the term "holder of Old TARPS" refers to a beneficial owner of Old TARPS unless the context otherwise requires. The Fund plans to issue up to 1,400 shares of TARPS pursuant to this Offering. See "Description of TARPS."

COMMON STOCK

         Restrictions on Dividend and Other Payments

         Under the Note Purchase Agreement, the Fund may not declare any dividend, distribution or purchase with respect to the Common Stock if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to the Fund's senior securities representing indebtedness, including the Senior Notes, would be less than 300% (or such higher percentage as may in the future by specified in or under the 1940 Act as the minimum asset coverage for senior securities representing stock of a closed-end investment company as a condition of declaring dividends and distributions on or purchases of its common stock)). In addition, the Fund may not declare or pay any dividend or distribution on the Common Stock unless, (i) payments of principal of or interest on the Senior Notes are not in default; (ii) immediately after such transaction, the Fund would have eligible portfolio holdings with an aggregated Discounted Value at least equal to the Notes Basic Maintenance Amount; (iii) the Fund has redeemed the full amount of Senior Notes required to be redeemed by any provision for mandatory redemption contained in the Note Purchase Agreement;
(iv) immediately after such transaction, the Fund would have Eligible Assets with an aggregated Discounted Value at least equal to the TARPS Basic Maintenance Amount; (v) full cumulative dividends on the TARPS due on or prior to the date of the transaction have been declared and paid; and (vi) the Fund has redeemed the full number of shares of TARPS required to be redeemed by any provision for mandatory redemption. See "Description of Senior Notes--Restrictive Covenants," "Description of Senior Notes--Asset Maintenance," "Description of TARPS--Asset Maintenance" and "--Redemption--Mandatory Redemption." However, under the Code, the Fund must, among other things, distribute at least 90% of its investment company taxable income each year in order to maintain its qualification for tax treatment as a regulated investment company.

OLD TARPS

         Dividends and Distributions

         Dividends on the Old TARPS are cumulative from the date on which such shares are originally issued (the "Original Issuance Date") and are payable, when, as and if declared by the Board of Directors of the Fund, out of funds legally available therefor, on the last day of successive 30-day periods (each, an "Old TARPS Dividend Payment Date") which commenced on January 19, 1989 (the 45th day after the Original Issuance Date), subject to certain exceptions. Dividends will be paid to the holders of the Old TARPS on each Old TARPS Dividend Payment Date through DTC or a successor securities depository appointed by the Fund. The securities depository's normal procedures now provide for distribution of dividends in next-day funds settled through the New York Clearing House to broker-dealers acting as agent members on behalf of the holders of the Old TARPS, who in turn are expected to distribute such dividends to the persons for whom they are acting as agent.

         The Applicable Rate (as defined herein) is reset generally every 30 days by an auction conducted on an Auction Date; provided, however, if such day is a Thursday the Auction Date shall mean the Business Day next preceding such Thursday. Accordingly, for each dividend period after the initial dividend period, the dividend rate for the Old TARPS will be the Applicable Rate per annum that results from an auction. Pursuant to a broker-dealer agreement (the "Broker-Dealer Agreement") among the Fund, Bear, Stearns and Bankers Trust, Bankers Trust as the auction agent for the Old TARPS will pay a quarterly service charge (from funds provided by the Fund) to Bear, Stearns, the Fund's exclusive broker-dealer with respect to the Old TARPS, of 1/8 of 1% of the purchase price of Old TARPS outstanding, prorated for the number of days in the related dividend period. To the extent that the Fund does not make dividend payments on the Old TARPS on any Old TARPS Dividend Payment Date, such payments shall be made to the holders by Financial Security pursuant to the Surety Bond and thereafter Financial Security shall be subrogated to such holders' rights to receive such dividend payments when, as and if declared by the Board of Directors. See "--Voting Rights." The Fund has negotiated an extension of the Broker-Dealer Agreement whereby Bear, Stearns has agreed to continue to act as the Fund's exclusive broker-dealer with respect to the Old TARPS through December 4, 1998.

         Under the 1940 Act and the Articles, the Fund may not (i) declare dividends on the Old TARPS if at the time thereof (and after giving effect thereto) asset coverage with respect to the Fund's senior securities representing indebtedness, including the Senior Notes, would be less than 200% (or such higher percentage as may in the future be required by law) or (ii) declare any other distributions with respect to the Old TARPS or purchase or redeem Old TARPS if at the time of such declaration, purchase or redemption, as applicable (and after giving effect thereto), asset coverage with respect to the Fund's senior securities representing indebtedness, including the Senior Notes, would be less than 300% (or such higher percentage as may in the future be required by law). Further, the Fund may not declare dividends or other distributions on the Common Stock or purchase or redeem any shares of Common Stock if, at the time of the declaration, purchase or redemption, as applicable (and after giving effect thereto), asset coverage with respect to the Fund's senior securities representing indebtedness, including the Senior Notes, would be less than 300% (or such higher percentage as may in the future be required by law) or asset coverage with respect to the Fund's senior securities of a class which is stock, including the Old TARPS, would be less than 200% (or such higher percentage as may in the future be required by law). See "Description of Senior Notes--Restrictive Covenants" for certain definitions relating to the foregoing restrictions. Under the Note Purchase Agreement (as defined herein), the declaration of dividends or other distributions on or the purchase or the redemption of Old TARPS or Common Stock will be prohibited at any time payments of principal of or interest on the Senior Notes are in default. In addition, the declaration of dividends or other distributions on or the purchase or redemption of Common Stock will be prohibited at any time dividends on the Old TARPS are in arrears or Surety Assets Coverage is not maintained.

         Subject to the foregoing, and any requirements of Maryland law, to the extent that the Fund's net investment income for any year exceeds any current or accumulated dividends on the Old TARPS, it will be distributed to the holders of the Common Stock. The term "net investment income" includes interest, dividends, short-term capital gains and other income received or accrued less interest payments with respect to the Senior Notes, the advisory fee, bank custodian and surety custodian charges, the premium paid pursuant to the issuance of the Surety Bond pursuant to the Surety Arrangement, taxes (except capital gains taxes) and other expenses properly chargeable against income, but does not include net capital gains, stock dividends, transfer taxes, brokerage or other capital charges or distributions designated as a return of capital. Any net capital gains (defined as the excess of net long-term capital gains over net short-term capital losses) of the Fund will be distributed annually to the holders of the Common Stock (subject to the prior rights of the holders of the Old TARPS) subject to the foregoing and any requirements of Maryland law.

         Redemption

         To the extent permitted under the 1940 Act and Maryland law, the Fund may redeem at its option some or all of the Old TARPS on any Dividend Payment Date (a "Preferred Stock Redemption"). The Fund shall be obligated (a) to redeem, no later than the last day specified for the redemption of Old TARPS pursuant to a Redemption Request (as defined herein) from Financial Security the number of Old TARPS specified in such Redemption Request (a "Mandatory Surety Redemption") and (b) to redeem all of the Old TARPS at least one full Business Day prior to any expiration date of the Surety Bond if, 190 days prior to such expiration date, the Fund shall have failed to obtain from Financial Security an extension of the term of the Surety Bond pursuant to its terms (a "Mandatory Expiration Redemption"); provided that, under certain circumstances, no Mandatory Expiration Redemption shall be required if the Fund shall have obtained notice in writing from each of the Rating Agencies that such expiration of the Surety Bond will not adversely affect the then outstanding ratings of the Old TARPS whether through obtaining a substitute surety bond or otherwise. Preferred Stock Redemptions and any Mandatory Surety Redemption or Mandatory Expiration Redemption will be made at a price equal to $100,000 per share plus accumulated and unpaid dividends through the date of redemption (whether or not declared by the Fund), except that if any such redemption is not made on a Dividend Payment Date, it will be made at a price equal to $100,250 plus accumulated and unpaid dividends through the date of redemption (whether or not declared by the Fund). Such redemptions may only be made by the Fund to the extent permitted under the 1940 Act and Maryland law, and provided neither principal nor interest payments with respect to the Senior Notes are then in default. A holder of Old TARPS may elect not to have its shares redeemed pursuant to a Mandatory Expiration Redemption by giving notice to the Fund or the paying agent for the Old TARPS at least five days prior to the redemption date of its election to continue to hold its Old TARPS. The Fund is obligated to meet certain Deposit Securities requirements pursuant to the Surety Arrangement to the extent necessary to satisfy a Mandatory Expiration Redemption.

         Pursuant to the terms of an Insurance Agreement with Financial Security (the "Insurance Agreement"), Financial Security is entitled to cause the Fund to redeem certain of the Old TARPS to the extent permitted under the 1940 Act and Maryland law (and provided payments of principal of and interest on the Senior Notes are not then in default), in the event that the Fund fails to maintain Surety Assets Coverage while any of the Old TARPS are outstanding, and such failure is not cured within eight Business Days. If on any date on which the payment of the redemption price would constitute a Scheduled Payment, the Fund shall default in making payment of such redemption price, Financial Security shall make such payments to the holders of Old TARPS to be redeemed and shall thereafter be subrogated to all the rights of such holders with respect to their Old TARPS. See "--Voting Rights".

         Planned Redemption

         The Fund will apply $20 million of the net proceeds from this Offering for the redemption and defeasance of the Old TARPS. See "Use of Proceeds."

         Liquidation Rights

         Upon a liquidation, dissolution or winding up of the Fund (whether voluntary or involuntary), holders of the Old TARPS then outstanding shall be entitled to receive, out of the assets of the Fund available for distribution to stockholders, after satisfying claims of creditors (including the holders of the Senior Notes) but before any distribution of assets is made to holders of the Common Stock or any other class of stock ranking junior to the Old TARPS as to liquidation payments, a liquidation distribution in the amount of $100,000 per share plus an amount equal to accumulated and unpaid dividends (whether or not earned or declared by the Fund, but without interest) to the date of the final distribution. If, upon any liquidation, dissolution or winding up of the Fund, the assets of the Fund shall be insufficient to make such full payments to holders of the Old TARPS, then such assets shall be distributed among the holders of Old TARPS ratably, according to the respective amounts which would be payable on all such Old TARPS if all amounts thereon were paid in full. So long as the Surety Bond is in effect, to the extent of any such insufficiency and provided Financial Security has consented to such liquidation, Financial Security will pay the remaining liquidation preference to the holders of the Old TARPS at the time of liquidation. If Financial Security has not consented to such liquidation, it shall continue to guarantee Scheduled Payments on the Old TARPS (including dividend payments and the liquidation preference to the extent thereof not paid in liquidation) until the expiration of the Surety Bond, at which time payment of the unpaid liquidation preference of the Old TARPS shall be paid by Financial Security. Unless and until payment in full has been made to the holders of the Old TARPS of the liquidation distributions to which they are entitled, no dividends or distributions will be made to holders of the Common Stock or any other stock junior to the Old TARPS on liquidation. After payment to the holders of the Old TARPS of the full amount of the liquidation distributions to which they are entitled, such holders will not be entitled to any further participation in any distribution of assets of the Fund. Neither a sale, lease or exchange of all or substantially all of the property and assets of the Fund nor a consolidation or merger of the Fund with or into any other corporation or business trust will be deemed to be a liquidation, dissolution or winding up of the Fund.

         Upon any liquidation, the holders of the Common Stock, after required payments to the holders of the Old TARPS, will be entitled to participate equally in the remaining assets of the Fund.

         Voting Rights

         Except as noted below, the Common Stock and the Preferred Stock vote together as a single class. Holders of shares of Common Stock have voting rights of one vote per share and holders of the Old TARPS have voting rights of one vote per $1,000 of liquidation preference without regard to any liquidation preference attributable to accumulated and unpaid dividends (i.e., 100 votes per share); provided that all the votes represented by a single share of Old TARPS must be voted together. In elections of Directors, the holders of the Old TARPS, as a separate class, vote to elect two Directors and the holders of the Common Stock and the Old TARPS, voting together, will elect the remaining Directors. In addition, during any period (herein referred to as a "Voting Period") that dividends payable on Old TARPS equal to two full years of dividends are unpaid, the holders of such Old TARPS, voting as a separate class, have the right to elect as a class the smallest number of additional Directors as shall be necessary to assure that a majority of the Directors has been elected by the holders of the Old TARPS. The terms of office of all persons who are Directors of the Fund at the time of the commencement of a Voting Period will continue without change, notwithstanding the election by the holders of Old TARPS of the additional number of Directors which such holders are entitled to elect as a separate class. The additional Directors elected by the holders of Old TARPS in connection with a Voting Period, together with the incumbent Directors elected prior to the Voting Period, will constitute the duly elected Directors of the Fund. When all accumulated and unpaid dividends have been paid or provided for, the Voting Period shall end and the terms of office of the additional Directors elected by the holders of the Old TARPS in connection with a Voting Period shall terminate. Election of Directors is noncumulative; accordingly, holders of a majority of the voting power represented by the outstanding shares of Common Stock and Old TARPS, voting together as a single class, or a majority of the outstanding Old TARPS, voting separately as a class, may elect all of the Directors who are subject to election by such class, as the case may be.

         Pursuant to the Surety Custody Agreement, to the extent Scheduled Payments are paid by Financial Security pursuant to the Surety Bond, Financial Security shall have the right to exercise the voting rights (including any right to elect a majority of the Board of Directors described above) of the holders of the Old TARPS with respect to which such Scheduled Payments have been made by Financial Security. The assignment to Financial Security of the voting rights of the holders of the Old TARPS shall terminate when the Fund has made payments on the Old TARPS with respect to which Financial Security had made Scheduled Payments pursuant to the Surety Bond or the Fund has reimbursed Financial Security with respect to such Scheduled Payments.

         The Common Stock and Old TARPS each vote separately as a class on amendments to the Articles that would adversely affect their respective contractual rights as expressly set forth in the Articles. In addition to any other vote required by the Articles or applicable law, so long as any Old TARPS are outstanding (1) the Fund may not be voluntarily liquidated, dissolved or wound up, or merged into or consolidated with any other entity in a transaction in which it is not the successor entity, or converted to open-end status, and may not sell all or substantially all of its assets and may not engage in a statutory share exchange in which it is not the successor entity without the approval of at least a majority of the outstanding Old TARPS and the outstanding shares of Common Stock, each voting as a separate class; (2) the adoption of any plan of reorganization adversely affecting either the Old TARPS or the Common Stock shall require the approval of a majority of the outstanding shares of each such class so affected; (3) the approval of a majority of the outstanding Old TARPS, voting separately as a class, shall be required to amend, alter or repeal any of the express preferences, rights or powers of holders of the Old TARPS as set forth in the Articles, or increase or decrease the number of Old TARPS authorized to be issued; and (4) the approval of a majority (as defined under "Investment Objective and Policies") of the outstanding Old TARPS and the outstanding shares of Common Stock, each voting as a separate class, shall be required to approve any action requiring a vote of security holders under
Section 13(a) of the 1940 Act including, among other things, changes in the Fund's sub-classification as a closed-end investment company, changes in its investment objective or changes in the fundamental investment restrictions described under "Investment Objective and Policies--Investment Restrictions." The Common Stock and the Old TARPS will also vote separately to the extent otherwise required under Maryland law or the 1940 Act as in effect from time to time, and, to the extent required under the 1940 Act, action by the Fund's shareholders shall require a vote of a majority of the Fund's outstanding voting securities as defined under "Investment Objective and Policies."

         For purposes of any right of the holders of the Old TARPS to vote on any matter, whether such right is created by the Articles, by statute or otherwise, a holder of a share of Old TARPS will not be entitled to vote and such share of Old TARPS will not be deemed to be outstanding for the purpose of voting or determining the number of Old TARPS required to constitute a quorum, if prior to or concurrently with a determination of Old TARPS entitled to vote or of Old TARPS deemed outstanding for quorum purposes, as the case may be, a notice of redemption shall have been given in respect of such share of Old TARPS and Deposit Securities for the redemption of such share of Old TARPS shall have been deposited in trust, as provided above; provided, however, that the foregoing sentence shall not be applicable to the holders of Old TARPS who elected to retain their Old TARPS after notice of a Mandatory Expiration Redemption. The Fund is required by the rules of the Exchange to hold annual meetings of shareholders. The most recent Annual Meeting of Shareholders was held on March 11, 1998.

                       CUSTODIAN, TRANSFER AGENT, DIVIDEND
                  DISBURSING AGENT, PAYING AGENT AND REGISTRAR

         The Fund's securities and cash are held by State Street Bank and Trust Company, whose principal business address is Two Heritage Drive, North Quincy, Massachusetts 02171, as custodian (the "Custodian") under a custodian contract. The Fund has not selected any foreign custodians or sub-custodians. However, if the Fund determines that it should have any foreign custodians or sub-custodians to maintain any of its foreign securities, the Board of Directors will make such selection following a consideration of a number of factors, including, but not limited to, the reliability and financial stability of the institution, the ability of the institution to perform capably custodial services for the Fund, the reputation of the institution in its national market, the political and economic stability of the country in which the institution is located, and the risks of potential nationalization or expropriation of Fund assets.

         State Street Bank and Trust Company serves as dividend disbursing agent, as agent under the Dividend Reinvestment Plan of the Fund and as transfer agent and registrar for the Common Stock. Bankers Trust, whose principal business address is 4 Albany Street, New York, New York 10006, serves as the Surety Custodian pursuant to the Surety Custody Agreement for the benefit of the holders of the Old TARPS and serves as transfer agent, paying agent and registrar for the TARPS and Old TARPS.

                                  UNDERWRITING

         Bear, Stearns & Co. Inc., the Underwriter, has agreed, subject to the terms and conditions of the Underwriting Agreement, the form of which is filed as an exhibit to the Registration Statement, to purchase from the Fund, and the Fund has agreed to sell to the Underwriter, the shares of TARPS.

         The Underwriting Agreement provides that the obligations of the Underwriter to purchase the TARPS are subject to the approval of certain legal matters by counsel and certain other conditions, including that the TARPS be rated "aaa" by Moody's and "AAA" by Fitch as of the Date of Original Issue, and that the Underwriter is obligated to purchase all of the shares of TARPS if any are purchased.

         The Fund has been advised by the Underwriter that it proposes to offer shares of TARPS to the public initially at the public offering price set forth on the cover page of this Prospectus. The sales load of $_____ per share is equal to ______% of the initial offering price. After the initial public offering, the public offering price may be changed by the Underwriter.

         The Fund and the Investment Adviser have agreed to indemnify the Underwriter against certain liabilities under the Securities Act and to contribute to payments which the Underwriter may be required to make in respect thereof.

         The Fund has also agreed that it will not, without the prior written consent of the Underwriter, issue, sell, offer or agree to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of TARPS or any securities convertible into or exercisable or exchangeable for Preferred Stock for a period of ____ days after the date of this Prospectus, other than the sale of TARPS offered in the Offering.

         In order to facilitate the offering of TARPS, the Underwriter may engage in transactions that stabilize, maintain or otherwise affect the price of TARPS. Specifically, the Underwriter may over-allot in connection with this offering, creating a short position in TARPS for its own account. To cover over-allotments, or to stabilize the price of, the Underwriter may bid for, and purchase, shares of TARPS in the open market.

         In general, purchases of a security for the purpose of stabilization or to reduce a short position could cause the price of the security to be higher than it might be in the absence of such purchases. The imposition of a penalty bid might also have an effect on the price of a security to the extent that it were to discourage resales of the security.

         Neither the Company nor the Underwriter makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of TARPS. In addition, the Underwriter makes no representation that it will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

         The Underwriter will act in Auctions as a Broker-Dealer and will be entitled to fees for services as a Broker-Dealer as set forth under "The Auction--Brokers-Dealers; Commissions."

         The Fund has been advised by the Underwriter that it currently intends to make a market in the TARPS, as permitted by applicable law and regulations. However, the Underwriter is not obligated to make a market in the TARPS between Auctions and such market making activity may be discontinued at any time at the sole discretion of the Underwriter. See "Risk Factors and Special Considerations--Risks of Investing in TARPS."

         The Fund anticipates that from time to time the Underwriter may act as broker or dealer in connection with the execution of its portfolio transactions after it has ceased to be the Underwriter and, subject to certain restrictions, may act as a broker while it is the Underwriter. The Underwriter is an active underwriter of, and dealer in, securities and acts as a market maker in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund.

         On the Date of Original Issue, the Underwriter will deposit the shares of TARPS placed by it in its account at the Security Depository. The Security Depository will deliver the shares of TARPS purchased by each initial purchaser from the Underwriter's account to the account of such initial purchaser's Agent Member of the Security Depository against payment (in same-day funds) from the account of such initial purchaser's Agent Member to the account of the Underwriter in an amount equal to the purchase price. Under the Master Purchaser's Letter, each purchaser will be required to have the ownership of the shares of TARPS owned by it maintained in book-entry form by the Security Depository through such purchaser's Agent Member, which in turn will maintain records of such purchaser's beneficial ownership.

                              CERTAIN LEGAL MATTERS

         Certain legal matters with respect to the TARPS will be passed upon for the Fund by Olshan Grundman Frome & Rosenzweig LLP, New York, New York and for the Underwriters by Simpson Thacher & Bartlett (a partnership which includes professional corporations), New York, New York. An opinion regarding the valid issuance of the TARPS will be rendered by Piper & Marbury, LLP, Baltimore, Maryland. Olshan Grundman Frome & Rosenzweig LLP and Simpson Thacher & Bartlett will rely as to matters of Maryland law upon such opinion.

                                     EXPERTS

         The audited Financial Statements included in this Prospectus have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included in reliance upon the authority of said firm as experts in giving said report. The address of Arthur Andersen LLP is 225 Franklin Street, Boston, Massachusetts 02110.

                             REPORTS TO STOCKHOLDERS

         The Fund will send unaudited semi-annual and audited annual reports to stockholders, including a list of the portfolio investments held by the Fund.

                              AVAILABLE INFORMATION

         The Fund is subject to the informational requirements of the Exchange Act and the 1940 Act and in accordance therewith is required to file reports, proxy statements and other information with the SEC. Any such reports, proxy statements and other information can be inspected without charge at the public reference facilities of the SEC, Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the regional offices of the SEC located at Seven World Trade Center, New York, New York 10048 and Suite 1400, 500 W. Madison Street, Chicago, Illinois 60621-2511. Copies of such materials may be obtained from the Public Reference Section of the SEC, Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and its public reference facilities in New York, New York, and Chicago, Illinois, at prescribed rates. The SEC also maintains a web site that contains reports, proxy statements and other information about the Fund filed electronically with the SEC: http://www.sec.gov. Reports, proxy statements and other information concerning the Fund can also be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

         Additional information regarding the Fund and the TARPS is contained in the Registration Statement on Form N-2 and any amendments, exhibits and schedules thereto, relating to such shares filed by the Fund with the SEC. This Prospectus does not contain all of the information set forth in the Registration Statement, and any amendments, exhibits and schedules thereto. For further information with respect to the Fund and the TARPS offered hereby, reference is made to the Registration Statement. Statements contained in this Prospectus as to the contents of the Articles or any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

                                    GLOSSARY

         ""aaa"/"AAA" Credit Rating" means a credit rating in the highest category of Moody's and Fitch.

         "AA Composite Commercial Paper Rate" on any date means (a) the interest equivalent of the 30-day rate, in the case of a Dividend Period which is a Standard Term Period or shorter, or the 180-day rate, in the case of all other Dividend Periods, on commercial paper on behalf of issuers whose corporate bonds are rated AA by S&P, or the equivalent of such rating by another nationally recognized rating agency, as announced by the Federal Reserve Bank of New York for the close of business on the Business Day immediately preceding such date; or (b) if the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the interest equivalent of such rates on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date (rounded to the next highest .001 of 1%). If any Commercial Paper Dealer does not quote a rate required to determine the AA Composite Commercial Paper Rate, such rate shall be determined on the basis of the quotations (or quotation) furnished by the remaining Commercial Paper Dealers (or Dealer), if any, or, if there are no such Commercial Paper Dealers, by the Auction Agent. For purposes of this definition,
(i) "Commercial Paper Dealers" shall mean (A) Bear, Stearns & Co. Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman Sachs & Co.; (B) in lieu of any thereof, its respective Affiliate or successor, and (C) in the event that any of the foregoing shall cease to quote rates for commercial paper of issuers of the sort described above, in substitution therefor, a nationally recognized dealer in commercial paper of such issuers then making such quotations selected by the Fund, and (ii) "interest equivalent" of a rate stated on a discount basis for commercial paper of a given number of days' maturity shall mean a number equal to the quotient (rounded upward to the next higher one-thousandth of 1%) of (A) such rate expressed as a decimal, divided by (B) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of such rate expressed as a decimal, multiplied by the number of days in which such commercial paper shall mature and the denominator of which shall be 360.

         "Advisory Agreement" means the Investment Advisory Agreement dated March 1, 1994 under which the Investment Advisor serves as investment adviser for the Fund.

         "Affiliate" means any person known to the Auction Agent to be controlled by, in control of or under common control with the Fund; provided that no Broker-Dealer controlled by, in control of or under common control with the Fund shall be deemed to be an Affiliate nor shall any corporation or any person controlled by, in control of or under common control with such corporation one of the directors or executive officers of which is also a director of the Fund be deemed to be an Affiliate solely because such director or executive officer is also a director of the Fund.

         "Agent Member" means a member of or participant in the Securities Depository that will act on behalf of a person placing an Order.

         "Alternate Term Period" means any Dividend Period that is not a Standard Term Period.

         "Applicable Rate" means, with respect to each series of Preferred Stock, for each Dividend Period (A) if Sufficient Clearing Orders exist for the Auction in respect thereof, the Winning Rate, (B) if Sufficient Clearing Orders do not exist for the Auction in respect thereof, the Maximum Applicable Rate and
(C) in the case of any Dividend Period of 93 days or fewer if all the shares of TARPS are the subject of Submitted Hold Orders for the Auction in respect thereof, the Minimum Applicable Rate.

         "Articles" means the Articles of Amendment and Restatement, as amended, including any Articles Supplementary of the Fund.

         "Articles Supplementary" means the Articles Supplementary to the Fund establishing and fixing the rights and preferences of the TARPS.

         "Asset Coverage Cure Date" has the meaning set forth in "Description of TARPS--Redemption--Mandatory Redemption."

         "Auction" means each periodic operation of the procedures set forth under "The Auction."

         "Auction Agent" means Bankers Trust Company unless and until another commercial bank, trust company, or other financial institution appointed by a resolution of the Board of Directors enters into an agreement with the Fund to follow the Auction Procedures for the purpose of determining the Applicable Rate.

         "Auction Date" means the first Business Day next preceding the first day of a Dividend Period for the relevant series of Preferred Stock.

         "Auction Procedures" means the procedures for conducting Auctions set forth under "The Auction."

         "Board of Directors" or "Board" means the Board of Directors of the Fund or any duly authorized committee thereof as permitted by applicable law.

         "Broker-Dealer" or "Broker-Dealers" means any broker-dealer or broker-dealers, or other entity permitted by law to perform the functions required of a Broker-Dealer by the Auction Procedures, that has been selected by the Fund and has entered into a Broker-Dealer Agreement with the Auction Agent that remains effective.

         "Broker-Dealer Agreement" means an agreement entered into by the Auction Agent and a Broker-Dealer, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

         "Buy Order" means the communication by a Potential Holder to a Broker-Dealer of the number of shares of TARPS which such Potential Holder offers to purchase on an Auction Date if the Applicable Rate for the next succeeding Dividend Period therefor is not less than the rate per annum then specified by such Potential Holder.

         "Business Day" means a day on which the Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in the City of New York, New York are authorized or obligated by law to close.

         "Date of Original Issue" means with respect to the Old TARPS and TARPS the respective date on which such preferred stock was originally issued by the Fund.

         "Default Period" has the meaning set forth in "Description of TARPS--Dividends and Dividend Periods--Default Period."

         "Default Rate" means the Reference Rate multiplied by three (3).

         "Deposit Securities" means cash and any obligations or securities, including Short Term Money Market Instruments that are Eligible Assets, rated at least AAA, A-l+ or SP-1+ by S&P, except that, for purposes of optional redemption, such obligations or securities shall be considered "Deposit Securities" only if they are also rated at least P-1 by Moody's.

         "Discount Factor" means the Moody's Discount Factor (as defined in Appendix A) (if Moody's is then rating the TARPS), the Fitch Discount Factor (as defined in Appendix A) (if Fitch is then rating the TARPS) or the discount factor established by any Other Rating Agency which is then rating the TARPS and which so requires, whichever is applicable.

         "Discounted Value" means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor provided that with respect to an Eligible Asset that is currently callable, Discounted Value shall be equal to the quotient as calculated above or the call price, whichever is lower, and that with respect to an Eligible Asset that is prepayable, Discounted Value shall be equal to the quotient as calculated above or the par value, whichever is lower.

         "Dividend Payment Date" for each series of Preferred Stock, means (i) with respect to any Dividend Period of one year or less, the Business Day next succeeding the last day thereof and, if any, the 91st, 181st and 271st days thereof, and (ii) with respect to any Dividend Period of more than one year, on a quarterly basis on each January 1, April 1, July 1 and October 1 and on the Business Day following the last day of such Dividend Period.

         "Dividend Period" means, with respect to the relevant series of Preferred Stock, the period commencing on the Date of Original Issue and ending on the date specified for such series on the Date of Original Issue and thereafter, as to such series, the period commencing on the day following each Dividend Period for such series and ending on the day established for such series by the Fund.

         "Eligible Assets" means Moody's Eligible Assets (as defined in Appendix
A) (if Moody's is then rating the TARPS), Fitch Eligible Assets (as defined in Appendix A) (if Fitch is then rating the TARPS) and/or Other Rating Agency Eligible Assets if any Other Rating Agency is then rating the TARPS, whichever is applicable.

         "Existing Holder" means (a) a person who has signed a Master Purchaser's Letter and beneficially owns shares of a series of Preferred Stock listed in that person's name in the records of the Auction Agent or (b) the beneficial owner of shares of Preferred Stock which are listed under such person's Broker-Dealer's name in the records of the Auction Agent, which Broker-Dealer shall have signed a Master Purchaser's Letter.

         "Exposure Period" means the period commencing on (and including) a given Valuation Date and ending 41 days thereafter.

         "Fitch" means Fitch Investors Service, Inc. and its successors at law.

         "Fund" means Prospect Street High Income Portfolio Inc., a Maryland corporation that is the issuer of the TARPS offered hereby.

         "Holder" means, with respect to the Common Stock and the Preferred Stock, including the TARPS, of the Fund, the registered holder of shares of such stock as the same appears on the stock ledger or stock records books of the Fund.

         "Hold Order" means the communication by an Existing Holder to a Broker-Dealer of the number of Outstanding shares of each series of Preferred Stock which such Existing Holder desires to continue to hold without regard to the Applicable Rate for the next succeeding Dividend Period therefor.

         "Hold/Sell Order" means the communication by an Existing Holder to a Broker-Dealer of the number of Outstanding shares of each series of Preferred Stock which such Existing Holder desires to continue to hold if the Applicable Rate for the next Dividend Period therefor is not less than the rate per annum then specified by such Existing Holder.

         "Investment Adviser" means Prospect Street Investment Management Co., Inc. the current investment adviser to the Fund, or such other future investment adviser to the Fund.

         "Liquidation Value" currently means $100,000 per share for Old TARPS and $25,000 per share for TARPS.

         "Mandatory Redemption Date" has the meaning set forth in "Description of TARPS--Redemption--Mandatory Redemption."

         "Mandatory Redemption Price" has the meaning set forth in "Description of TARPS-- Redemption--Mandatory Redemption."

         "Market Value" shall mean the fair market value of an asset of the Fund (excluding interest and dividends due on such assets) as computed based upon (i) pricing services to be provided by State Street Bank & Trust Company or such other pricing service determined from time to time by the Board of Directors, provided that Moody's (if Moody's is then rating TARPS). Fitch (if Fitch is then rating TARPS) and any Other Rating Agency which is then rating TARPS and so requires have informed the Corporation in writing that use of such pricing service will not adversely affect such rating agency's then current rating of the shares of TARPS or (ii) the lower of the value set forth in bids from two independent dealers that are members or Affiliates of members of the National Association of Securities Dealers, Inc. and that make markets in such security, one of which bids shall be in writing.

         "Master Purchaser's Letter" means a letter substantially in the form of, or containing provisions similar to those in the form, attached hereto as Appendix C which is required to be executed by each prospective purchaser of shares of TARPS or the Broker-Dealer through whom the shares will be held.

         "Maximum Applicable Rate" means, on any date on which the Applicable Rate is determined, the rate equal to 150% of the applicable Reference Rate at the close of business on the Business Day next preceding such Auction Date, subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers; provided that immediately following any such increase the Fund would be in compliance with TARPS Basic Maintenance Amount.

         "Minimum Applicable Rate" means, on any Auction Date with respect to a Dividend Period of 93 days or fewer 80% of the AA Commercial Paper Rate at the close of business on the Business Day next preceding such Auction Date. There shall be no Minimum Applicable Rate on any Auction Date with respect to a Dividend Period of more than 93 days.

         "Moody's" means Moody's Investors Service, Inc. and its successors at law.

         "1940 Act" means the Investment Company Act of 1940, as amended from time to time.

         "1940 Act TARPS Asset Coverage" means asset coverage, as defined in
Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are stock, including all Outstanding TARPS (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common stock), determined on the basis of values calculated as of a time within 48 hours next preceding the time of such determination.

         "Note Investment Guidelines" means the diversification, liquidity and related investment guidelines established in connection with the issuance of the Senior Notes and the Fund's receipt from Fitch of a rating of "AAA" for the Senior Notes.

         "Note Basic Maintenance Amount" as of any date is defined as the dollar amount equal to the sum of (1) 100% of the aggregate principal amount of the Senior Notes then outstanding; (ii) an amount equal to interest accrued on the aggregate principal amount of the Senior Notes then outstanding from the most recent date to which interest has been paid or duly provided for through the next succeeding Valuation Date plus all interest to accrue on the Senior Notes during the 63 days following such Valuation Date; (iii) the principal amount of any then outstanding indebtedness of the Fund for money borrowed (other than the Senior Notes); and (iv) the greater of $200,000 or the Fund's current liabilities as of such date to the extent not reflected in any of (i) through
(iii) above.

         "Notice of Redemption" has the meaning provided in "Description of TARPS--Redemption--Redemption Procedure."

         "Note Purchase Agreement" means that certain note purchase agreement dated as of July 15, 1993 and amended and restated as of December 16, 1993, between the Fund and Pacific Mutual whereby the Fund issued $20,000,000 of Senior Notes.

         "Offering" means the offering of 1,400 shares of TARPS issued by the Fund under its Registration Statement of which this Prospectus is a part.

         "Old TARPS" means the 300 shares of Taxable Auction Rate Preferred Stock, no par value per share with a liquidation preference of $100,000 per share, issued by the Fund in November 1988, of which 200 shares remain outstanding as of January 31, 1998.

         "Order" means a Hold Order, a Hold/Sell Order, a Sell Order or a Buy Order.

         "Other Rating Agency" means any rating agency other than Moody's or Fitch then providing a rating for the TARPS pursuant to the request of the Fund.

         "Other Rating Agency Eligible Assets" means assets of the Fund designated by any Other Rating Agency as eligible for inclusion in calculating the discounted value of the Fund's assets in connection with such Other Rating Agency's rating of the TARPS.

         "Outstanding" means, as of any date, shares of Preferred Stock theretofore issued by the Fund except, without duplication, (i) any shares of Preferred Stock theretofore canceled or redeemed by the Fund, or delivered to the Auction Agent for cancellation or with respect to which the Fund has given notice of redemption and irrevocably deposited with the Paying Agent sufficient funds to redeem such shares of Preferred Stock, and (ii) any shares of Preferred Stock represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund. Notwithstanding the foregoing (A) for purposes of voting rights (including the determination of the number of shares required to constitute a quorum), any shares of the Preferred Stock to which the Fund or any Affiliate of the Fund shall be the Existing Holder shall be disregarded and not deemed Outstanding; (B) in connection with any Auction, any shares of the TARPS as to which the Fund or any person known to the Auction Agent to be an Affiliate of the Fund shall be the Existing Holder thereof shall be disregarded and deemed not to be Outstanding; and (C) for purposes of determining the TARPS Basic Maintenance Amount, shares of TARPS held by the Fund shall be disregarded and not deemed Outstanding but shares held by any Affiliate of the Fund shall be deemed Outstanding.

         "Paying Agent" means Bankers Trust unless and until another entity appointed by a resolution of the Board of Directors enters into an agreement with the Fund to serve as paying agent which Paying Agent may be the same as the Auction Agent.

         "Potential Holder" when used with respect to shares of TARPS, means any person, including any Existing Holder of shares of Old TARPS, (i) who shall have executed a Master Purchaser's Letter or whose shares will be listed under such person's Broker-Dealer's name in the records of the Auction Agent, which Broker-Dealer shall have executed a Master Purchaser's Letter and (ii) who may be interested in acquiring shares of TARPS.

         "Preferred Stock" means all shares of the Fund's preferred stock, which may be issued from time to time in one or more series under the Articles.

         "Proration Procedures" means:

         (A) if Sufficient Clearing Orders exist, in the case of a Submitted Hold/Sell Order specifying a rate equal to the Winning Rate

                  (x) the number of shares of TARPS to be the subject of an accepted Hold Order will be (i) the number of shares of such series of Preferred Stock subject to such Submitted Hold/Sell Order multiplied by (ii) the total number of shares of TARPS that are neither the subject of a Submitted Buy Order or a Submitted Hold/Sell Order specifying a rate lower than the Winning Rate nor the subject of a Submitted Hold Order and divided by (iii) the total number of shares of Submitted Hold/Sell Orders that specified a rate equal to the Winning Rate, and

                  (y) the number of shares of TARPS to be the subject of an accepted Sell Order will be the remaining number of shares of TARPS subject to such Submitted Hold/Sell Order,

         (B) if Sufficient Clearing Orders exist, in the case of a Submitted Buy Order specifying a rate equal to the Winning Rate

                  (x) the number of shares of TARPS to be the subject of an accepted Buy Order will be (i) the number of shares of TARPS subject to such Submitted Buy Order multiplied by (ii) the difference between (1) the number of shares of TARPS that are the subject of a Submitted Sell Order or a Submitted Hold/Sell Order that specified a rate higher than the Winning Rate and (2) the number of shares of TARPS that are the subject of a Submitted Buy Order that specified a rate lower than the Winning Rate and divided by (iii) the total number of shares of TARPS subject to Submitted Buy Orders that specified a rate equal to the Winning Rate, and

                  (y) such Submitted Buy Order will not be accepted as to the remaining number of shares subject to such Submitted Buy Order, and

         (C) if Sufficient Clearing Orders do not exist, in the case of a Submitted Hold/Sell Order specifying a rate higher than the Maximum Applicable Rate and in the case of a Submitted Sell Order

                  (x) the number of shares of TARPS to be the subject of an accepted Sell Order will be (i) the number of shares of TARPS subject to such Submitted Hold/Sell Order or Submitted Sell Order multiplied by (ii) the total number of shares of TARPS that are the subject of a Submitted Buy Order specifying a rate equal to or lower than the Maximum Applicable Rate and divided by
                           (iii) the total number of shares of TARPS subject to all Submitted Hold/Sell Orders that specified a rate higher than the Maximum Applicable Rate and Submitted Sell Orders, and (y) the number of shares of TARPS to be the subject of an accepted Hold Order will be the remaining number of shares of TARPS subject to such Submitted Hold/Sell Order or Submitted Sell Order.

         "Rating Agencies" means Moody's and Fitch.

         "Rating Agency Guidelines" means the guidelines established by Moody's (if Moody's is then rating the TARPS) and Fitch (if Fitch is then rating the TARPS) as set forth under "Investment Objective and Policies--Investment Guidelines--Rating Agency Guidelines," or by any Other Rating Agency that is then rating the TARPS.

         "Redemption Request" means, with respect to the Old TARPS, and upon an event of default under the Insurance Agreement, a written request from Financial Security to redeem the Old TARPS.

         "Reference Rate" means, with respect to the determination of the Maximum Applicable Rate, the applicable AA Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Dividend Period of 184 days or more).

         "Rounding Procedures" means, if as a result of an Auction (including the Proration Procedures) any Existing Holder would be entitled to hold or required to sell, or any Potential Holder would be required to purchase, a number of shares of the relevant series of Preferred Stock not evenly divisible by 1, on any Auction Date, the Auction Agent will, in such manner as it determines, round up or down the number of shares of such series of Preferred Stock to be held, purchased or sold by any Existing Holder or Potential Holder on such Auction Date so that the number of shares held, purchased or sold by each Existing Holder or Potential Holder on such Auction Date will be a number of shares of such series of Preferred Stock evenly divisible by 1.

         "Rule 144A Securities" means securities that are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act, as determined by the Fund's adviser acting subject to the supervision of the Board of Directors.

         "S&P" means Standard & Poor's Corporation and its successors at law.

         "Scheduled Payments" shall mean (i) payments of dividends on the Old TARPS which holders thereof would be entitled to receive on each Old TARPS Dividend Payment Date during the term of the Surety Bond in accordance with the terms of the Articles, without regard to whether the Fund has declared any such dividend or such dividend could have been legally declared by the Fund, (ii) payment of the redemption price of the Old TARPS, without regard to whether such redemption could have been legally made by the Fund (a) on the last date on which the Fund was to have redeemed the Old TARPS as specified in a Redemption Request given by Financial Security under the Insurance Agreement upon the occurrence of an event of default under the Insurance Agreement in the event Financial Security has notified the Surety Custodian that such redemption is to be a Scheduled Payment and (b) on the date on which the Old TARPS may be required to be redeemed upon expiration of the Surety Bond, and (iii) payment of the liquidation preference on the Old TARPS in the event of a liquidation of the Fund during the term of the Surety Bond on the date fixed for payment of such liquidation preference pursuant to the Articles, so long as Financial Security shall have consented to such liquidation. For the purposes of the Scheduled Payments under the Surety Bond, in the event of a liquidation of the Fund to which Financial Security has not consented in which only a portion of the liquidation preference on the Old TARPS is paid, a portion of the Old TARPS represented by the unpaid portion of the liquidation preference shall be deemed to remain outstanding and shall be secured by the Surety Bond as to all Scheduled Payments without regard to whether the Fund has any obligation with respect thereto.

         "Securities Depository" means DTC and its successors and assigns or any successor securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with the shares of each series of Preferred Stock.

         "Sell Order" means the communication by an Existing Holder to a Broker-Dealer of the number of Outstanding shares of the relevant series of Preferred Stock which such Existing Holder offers to sell without regard to the Dividend Rate for the next succeeding Dividend Period therefor.

         "Senior Extendible Notes" means the $50,000,000 aggregate principal amount of senior extendible notes issued by the Fund in November 1988, all of which have been repurchased by the Fund.

         "Senior Notes" means the $20,000,000 of Senior Notes of the Fund bearing interest at the rate of 6.53% per annum and payable December 1, 1998.

         "Specific Redemption Provisions" means with respect to any Alternate Term Period of more than one year, either, or any combination of, a period (a "Non-Call Period") determined by the Board of Directors after consultation with the Broker-Dealers, during which the shares subject to such Alternate Term Period are not subject to redemption at the option of the Fund pursuant to
Section 3(a)(i) of the Articles and/or Section 3(a)(ii) and/or 3(a)(iii) of the Articles and (ii) a period (a "Premium Call Period"), consisting of a number of whole years as determined by the Board of Directors after consultation with the Broker-Dealers, during each year of which the shares subject to such Alternate Term Period shall be redeemable at the Fund's option pursuant to Section 3(a)(i) of the Articles and/or in connection with any mandatory redemption pursuant to
Section 3(a)(ii) and/or 3(a)(iii) of the Articles at a price per share equal to Liquidation Value plus accumulated but unpaid dividends plus a premium expressed as a percentage or percentages of Liquidation Value or expressed in a formula using specified variables as determined by the Board of Directors after consultation with the Broker-Dealers.

         "Standard Term Period" means a Dividend Period of 28 days, unless such 28th day is not a Business Day, then the number of days ending on the Business Day next preceding such 28th day.

         "Submission Deadline" means 1:00 p.m., New York City time, on each Auction Date, or such other time on such Auction Date as may be specified from time to time by the Auction Agent as the time by which each Broker-Dealer must submit to the Auction Agent all Orders obtained by it for the Auction to be conducted on such Auction Date.

         "Submitted Buy Order" means each Buy Order submitted to the Auction Agent by a Broker-Dealer.

         "Submitted Hold Order" means each Hold Order submitted to the Auction Agent by a Broker-Dealer.

         "Submitted Hold/Sell Order" means each Hold/Sell Order submitted to the Auction Agent by a Broker-Dealer.

         "Submitted Order" means each Order submitted to the Auction Agent by a Broker-Dealer.

         "Submitted Sell Order" means each Sell Order submitted to the Auction Agent by a Broker-Dealer.

         "Sufficient Clearing Orders" means that all shares of the relevant series of Preferred Stock are the subject of Submitted Hold Orders or that the number of shares of such series of Preferred Stock that are the subject of Submitted Buy Orders by Potential Holders specifying one or more rates equal to or less than the Maximum Applicable Rate exceeds or equals the sum of (A) the number of shares of such series of Preferred Stock that are the subject of Submitted Hold/Sell Orders by Existing Holders specifying one or more rates higher than the Maximum Applicable Rate and (B) the number of shares of such series of Preferred Stock that are subject to Submitted Sell Orders.

         "Surety Asset Coverage" as of any date is defined as the dollar amount equal to (A) the sum of (i) 100% of the aggregate principal amount of the Senior Notes then outstanding; (ii) $100,250 times the number of Old TARPS then outstanding; (iii) the aggregate amount of accrued interest on the Senior Notes then outstanding, plus an amount equal to 63 days' interest on such principal amount of the Senior Notes; (iv) the aggregate amount of accumulated but unpaid dividends with respect to the Old TARPS to such date, plus the amount of dividends projected to accumulate on the Old TARPS then outstanding from such date until the 63rd day thereafter; (v) the aggregate principal amount of any then outstanding indebtedness of the Fund for money borrowed (other than the Senior Notes); and (vi) the greater of $200,000 or the Fund's liabilities in existence as of such date to the extent not otherwise reflected in any of (i) through (v) above, less (B) the combined value of any Deposit Securities irrevocably deposited by the Fund for payment of principal or interest on the Senior Notes or redemptions of or dividend payments with respect to the Old TARPS.

         "TARPS" means the shares of Series A Taxable Auction Rate Preferred Stock issued hereby or any other series of Preferred Stock hereinafter designated as shares of Series A Taxable Auction Rate Preferred Stock by Articles Supplementary or Articles of Amendment.

         "TARPS Basic Maintenance Amount" has the meaning set forth in "Description of TARPS--Asset Maintenance--TARPS Basic Maintenance Amount."

         "TARPS Basic Maintenance Certificate" has the meaning set forth in "Description of TARPS--Asset Maintenance--TARPS Basic Maintenance Amount."

         "Treasury Index Rate" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15 (519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Fund by at least three recognized dealers in U.S. Government securities selected by the Fund.

         "Underwriter" means Bear, Stearns & Co. Inc.

         "Underwriting Agreement" means the underwriting agreement among the Underwriter, the Fund and the Investment Adviser, a form of which is filed as an exhibit to the Fund's Registration Statement of which this Prospectus is a part.

         "Validity Procedures" means the following procedures and priorities:

         (A) If one or more Hold Orders shall be submitted on behalf of an Existing Holder as to a number of shares of the relevant series of Preferred Stock greater than the number of shares of such series of Preferred Stock held by such Existing Holder, such Hold Order or Hold Orders shall be considered valid only as to the number of shares of such series of Preferred Stock held by such Existing Holder. In the case of multiple Hold Orders, each such Hold Order shall be considered valid pro rata.

         (B) If one or more Hold/Sell Orders shall be submitted on behalf of an Existing Holder as to a number of shares of the relevant series of Preferred Stock greater than the excess of the number of shares of such series of Preferred Stock held by such Existing Holder over the number of shares of such series of Preferred Stock subject to Hold Orders submitted on behalf of such Existing Holder, such Hold/Sell Order or Hold/Sell Orders shall be considered valid only as to the number of shares of such series of Preferred Stock equal to such excess. In the case of multiple Hold/Sell Orders specifying different rates, such Hold/Sell Orders shall be considered valid in increasing order of such rates. In the case of multiple Hold/Sell Orders specifying the same rate, each such Hold/Sell Order shall be considered valid pro rata.

         (C) If one or more Sell Orders shall be submitted on behalf of an Existing Holder as to a number of shares of the relevant series of Preferred Stock greater than the excess of the number of shares of such series of Preferred Stock held by such Existing Holder over the number of shares of such series of Preferred Stock subject to Hold Orders and Hold/Sell Orders submitted on behalf of such Existing Holder, such Sell Order or Sell Orders shall be considered valid only as to the number of shares equal to such excess. In the case of multiple Sell Orders, each such Sell Order shall be considered valid pro rata.

         "Valuation Date" means every Friday, or, if such day is not a Business Day, the next preceding Business Day; provided, however, that the first Valuation Date may occur on any other date established by the Fund; provided, further, however, that such date shall be not more than one week from the date on which the Preferred Stock initially is issued.

         "Winning Rate" means the lowest rate specified in the Submitted Orders which, if (A) each Submitted Hold/Sell Order from Existing Holders specifying such lowest rate and all other Submitted Hold/Sell Orders from Existing Holders specifying lower rates were accepted and (B) each Submitted Buy Order from Potential Holders specifying such lowest rate and all other Submitted Buy Orders from Potential Holders specifying lower rates were accepted, would result in the Existing Holders described in clause (A) above continuing to hold an aggregate number of shares of the relevant series of Preferred Stock which, when added to the number of shares of such series of Preferred Stock to be purchased by the Potential Holders described in Clause (B) above and the number of shares of such series of Preferred Stock subject to Submitted Hold Orders, would be equal to the number of shares of such series of Preferred Stock.

                        INDEX TO FINANCIAL STATEMENTS

Report of Independent Public Accountants ............................  F-2
Schedule of Investments as of October 31, 1997 ......................  F-3
Balance Sheet as of October 31, 1997 ................................  F-10
Statement of Operations for the Year Ended October 31, 1997 .........  F-11
Statement of Cash Flows for the Year Ended October 31, 1997 .........  F-12
Statement of Changes in Net Assets for the Years Ended October 31,
  1996 and 1997 .....................................................  F-13
Financial Highlights for Each Share of Common Stock Outstanding for
  the Years Ended October 31, 1993, 1994, 1995, 1996 and 1997 .......  F-14
Information Regarding Senior Securities as of October 31, 1993, 1994,
  1995, 1996 and 1997 ...............................................  F-15
Notes to Financial Statements .......................................  F-16

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of Prospect Street High Income Portfolio Inc.:

    We have audited the accompanying balance sheet of PROSPECT STREET HIGH INCOME PORTFOLIO INC., including the schedule of investments, as of October 31, 1997, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the years ended October 31, 1997 and 1996 and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Prospect Street High Income Portfolio Inc. as of October 31, 1997, and the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                                             ARTHUR ANDERSEN LLP

Boston, Massachusetts
December 5, 1997

PROSPECT STREET HIGH INCOME PORTFOLIO INC.
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997

FIXED INCOME -- 90.51%
                                                             Ratings
                                                      --------------------
    Par                                               Standard                       Value
   Value    Description                               & Poor's      Moody's         (Note 2)
   -----    -----------                               --------      -------         --------
            AEROSPACE AND DEFENSE - 0.23%
$  500,000  Burke Industries Inc. 10%, sr. notes,
              08/15/07, 144A .........................    B+          B2           $    517,500
                                                                                   ------------

            AGRICULTURAL CHEMICALS/FARMING - 0.97%
    500,000 Calmar Spraying Systems Inc., 11 1/2%, sr.
              sub. notes, series B, 08/15/05 ..........   B-          B3                532,500
   500,000  Hines Horticulture Inc., 11 3/4%, sr. sub.
              notes, series B, 10/15/05 ..............    CCC+        B3                550,000
 1,000,000  Iridium Capital Corp., 14%, sr. notes,
              series B, 07/15/05 .....................    B-          B3              1,060,000
                                                                                   ------------
                                                                                      2,142,500
                                                                                   ------------
            AUTOMOBILE/AUTO PARTS/TRUCK MANUFACTURING
            - 5.80%
 1,000,000  Aetna Industries Inc., 11 7/8%, sr. notes,
              10/01/06 ...............................    B-          B3              1,015,000
 2,500,000  Chatwins Group Inc., 13%, sr. exch. notes,
              05/01/03 ...............................    B-          B2              2,625,000
   500,000  Chief Auto Parts Inc., 10 1/2%, sr. notes,
              05/15/05 ...............................    B           B2                487,500
 4,500,000  Highway Master Communication, 13 3/4%, sr.
              notes, 09/15/05 ........................    B           Caa             4,432,500
 1,250,000  Iochpe-Maxion SA, 12 3/8%, notes, 11/08/02    NR          NR              1,225,000
 1,000,000  Localiza Rent a Car, 10 1/4%, sr. notes,
              10/01/05, 144A .........................    BB-         B2                900,000
   500,000  Motors & Gears Inc., 10 3/4%, sr. notes,
              series B, 11/15/06 .....................    B           B3                530,000
   750,000  Simula Inc., 8%, conv. sr. sub. notes,
              05/01/04 ...............................    NR          NR                821,250
   781,000  Venture Holdings Trust, 9 3/4%, sr. sub.
              notes, 04/01/04 ........................    B-          B3                781,000
                                                                                   ------------
                                                                                     12,817,250
                                                                                   ------------
            BANKS/SAVINGS AND LOANS/FINANCE COMPANIES/
            CONSUMER CREDIT - 2.60%
 1,000,000  Bank Plus Corp.,12%, sr. notes, 07/18/07 .    NR          NR              1,120,000
   500,000  Emergent Group Inc., 10 3/4%, sr. notes,
              09/15/04, 144A .........................    B-          B3                485,000
 1,500,000  Life Federal Savings Bank,13 1/2%, sub.
              debs, 03/15/04 .........................    NR          NR              1,515,000
   500,000  Local Financial Corp., 11%, sr. notes,
              09/05/04, 144A .........................    NR          NR                525,000
 1,000,000  Mego Mortgage, 12 1/2%, sr. sub. notes,
              12/01/01 ...............................    B           Caa             1,000,000
 1,000,000  Ocwen Federal Bank, 12%, sub. debs.,
              06/15/05 ...............................    B+          B1              1,090,000
                                                                                   ------------
                                                                                      5,735,000
                                                                                   ------------
            BROADCASTING - TV/CABLE/RADIO/PUBLISHING -
            14.13%
     8,858  Australis Media Ltd., 0%, gtd. sr. secd.
              disc. notes, 05/15/03 ..................    NR          Caa                 6,466
 1,000,000  Australis Media Ltd., 0%, sr. secd. disc.
              notes, 05/15/03 ........................    NR          Caa               750,000
   500,000  Busse Broadcasting Corp., 11 5/8%, sr.
              secd. notes, 10/15/00 ..................    NR          B3                533,750
10,000,000  CAI Wireless System Inc., 12 1/4%, sr.
              disc. notes, 09/15/02 ..................    CCC+        Caa             3,100,000
 9,000,000  CS Wireless Systems Inc., 0%, sr. disc.
              notes, series B, 03/01/06 ..............    CCC+        Caa             2,565,000
 6,000,000  DIVA Systems Corp., 0%, sub. disc. notes,
              05/15/06, 144A .........................    NR          NR              5,190,000
   750,000  Emerson Radio Corp., 8 1/2%, conv. sr.
              sub. deb, 08/15/02, 144A ...............    NR          NR                435,000
   750,000  Emerson Radio Corp., 8 1/2%, conv. sr.
              sub. deb, 08/15/02 .....................    NR          NR                472,500
   500,000  Galaxy Telecom, L.P., 12 3/8%, sr. sub.
              notes, 10/01/05 ........................    B-          B3                553,750
 1,000,000  Global Star L.P., 11 1/4%, sr. notes,
              06/15/04, 144A .........................    B           B3                985,000
 3,000,000  Global Star L.P., 10 3/4%, sr. notes,
              11/01/04, 144A .........................    B           B3              2,857,500
 1,250,000  Heartland Wireless, 14%, sr. notes, series
              B, 10/15/04 ............................    B           B3                587,500
 1,000,000  Katz Media Corp., 10 1/2%, sr. sub. notes,
              series B, 01/15/07 .....................    B           B2              1,085,000
 1,000,000  Net Sat Services, 12 3/4%, sr. notes,
              08/05/04 ...............................    B           B2              1,030,000
 3,500,000  Optel Inc., 13%, sr. notes, series B,
              02/15/05 ...............................    B-          B3              3,587,500
 1,750,000  Paxson Communications Corp., 11 5/8%, sr.
              sub. notes, 10/01/02 ...................    B-          B3              1,907,500
   500,000  Radio One, Inc., 7%, sr. sub. notes,
              05/15/04, 144A .........................    NR          NR                481,250
   500,000  RBS Participaco, 14%, notes, 12/15/03 ....    BB-         NR                575,000
 2,000,000  Source Media Inc., 12%, sr. secd. notes,
              11/01/04, 144A .........................    B-          B3              2,000,000
 2,000,000  Spanish Broadcasting System Inc., 12 1/2%,
              sr. notes, 06/15/02 ....................    B           B2              2,270,000
   500,000  Wireless One Inc., 13%, sr. disc. notes,
              10/15/03 ...............................    B-          B3                240,000
                                                                                   ------------
                                                                                     31,212,716
                                                                                   ------------
            DIVERSIFIED/CONGLOMERATE MANUFACTURING -
            2.05%
   500,000  Amtrol Acquisition Inc., 10 5/8%, sr. sub.
              notes, 12/31/06 ........................    B-          B3                506,250
 1,000,000  Genmar Holdings Inc., 13 1/2%, sr. sub.
              notes, series A, 07/15/01 ..............    CCC-        Caa             1,027,500
 1,000,000  Haynes International Inc., 11 5/8%, sr.
              notes, 09/01/04 ........................    B-          B3              1,160,000
   500,000  MVE Inc., 12 1/2%, sr. secd. notes,
              02/15/02 ...............................    B+          B3                500,000
   500,000  Selmer Inc., 11%, sr. sub. notes, 05/15/05    B           B3                550,000
   500,000  Spinnaker Industries Inc., 10 3/4%, sr.
              secd. notes, 10/15/06 ..................    B           B3                515,000
   250,000  Therma Wave Inc., 10 5/8%, sr. notes,
              series B, 05/15/04 .....................    B           B2                266,250
                                                                                   ------------
                                                                                      4,525,000
                                                                                   ------------
            DIVERSIFIED/CONGLOMERATE SERVICES - 0.27%
   550,000  Coinmach Corp., 11 3/4%, sr. notes, series
              B, 11/15/05 ............................    B+          B2                599,500
                                                                                   ------------

            ELECTRICAL EQUIPMENT/ELECTRONICS/COMPUTERS
            - 1.40%
 1,750,000  Computervision Corp., 11 3/8%, sr. sub.
              notes, 08/15/99 ........................    B-          B3              1,050,000
   500,000  International Wire Group Inc., 11 3/4%,
              sr. sub. notes, 06/01/05 ...............    B-          B3                545,000
   990,000  Real Time Data Inc., 0%, sub. disc. notes,
              08/15/06, 144A .........................    NR          NR                564,300
 1,000,000  Unifi Communications Inc., 14%, sr. notes,
              03/01/04 ...............................    NR          NR                940,000
                                                                                   ------------
                                                                                      3,099,300
                                                                                   ------------
            FINANCIAL SERVICES - 1.88%
 1,000,000  Beal Financial Corp., 12 3/4%, sr. notes,
              08/15/00 ...............................    B-          B2              1,070,000
   425,000  First Federal Financial Corp., 11 3/4%,
              notes, 10/01/04 ........................    B+          B2                467,500
   500,000  Ocwen Financial Corp., 11 7/8%, notes,
              10/01/03 ...............................    B+          B1                560,000
 2,000,000  Wilshire Financial Services Group Inc.,
              13%, notes, 01/01/04 ...................    NR          NR              2,065,000
                                                                                   ------------
                                                                                      4,162,500
                                                                                   ------------
            FOOD/TOBACCO - 10.41%
   346,978  American Restaurant Group Inc., 13%,
              series 92, sr. secd. notes, 09/15/98 ...    B-          Caa               340,038
 2,500,000  American Rice Inc., 13%, mtg. notes,
              07/31/02 ...............................    B-          Caa             2,500,000
   250,000  AmeriKing Inc., 10 3/4%, sr. notes,
              12/01/06 ...............................    B-          B3                265,000
 3,228,442  Cafeteria Operators L.P., 12%, sr. secd.
              notes, 12/31/01 ........................    NR          NR              3,309,154
 1,000,000  Doane Products Co., 10 5/8%, sr. notes,
              03/01/06 ...............................    B           B3              1,065,000
   500,000  Envirodyne Industries Inc., 10 1/4%, sr.
              notes, 12/01/01 ........................    B-          B3                493,750
 1,000,000  Gorges Quik to Fix Foods Inc., 11 1/2%,
              sr. sub. notes, series B, 12/01/06 .....    B-          B3              1,035,000
   500,000  International Home Foods Inc., 10 3/8%,
              sr. sub. notes, 11/01/06 ...............    B-          B2                530,000
 1,000,000  Krystal Company, 10 1/4%, sr. notes,
              10/01/07 ...............................    B+          B1              1,003,750
   250,000  Liggett Group Inc., 16 1/2%, notes,
              02/01/99 ...............................    NR          NR                175,000
 3,070,000  Liggett Group Inc., 11 1/2%, gtd. sr.
              secd. notes, series B, 02/01/99 ........    NR          NR              1,964,800
   500,000  North Atlantic Trading Inc., 11%, sr.
              notes, 06/15/04, 144A ..................    B           B3                512,500
 3,750,000  P&C Food Markets Inc., 11 1/2%, sr. notes,
              10/15/01 ...............................    B           B3              3,543,750
 3,000,000  Specialty Foods Corp., 11 1/4%, sr. sub.
              notes, series B, 08/15/03 ..............    CCC         Caa             2,865,000
 1,000,000  Sun World International Inc., 11 1/4%,
              1st. mtg. notes, 04/15/04, 144A ........    B           B2              1,055,000
 1,000,000  Toms Foods Inc., 10 1/2%, sr. secd. notes,
              11/01/04, 144A .........................    B           B3              1,000,000
   500,000  Unicco Service Co., 9 7/8%, sr. sub.
              notes, 10/15/07, 144A ..................    B-          B3                495,000
   750,000  Van De Kamps Inc., 12%, sr. sub. notes,
              09/15/05 ...............................    B-          B2                832,500
                                                                                   ------------
                                                                                     22,985,242
                                                                                   ------------
            GENERAL & SPECIALTY RETAIL - 1.65%
   750,000  Hills Stores Co., 12 1/2%, sr. notes,
              series B, 07/01/03 .....................    B-          B2                562,500
 1,000,000  Mothers Work Inc., 12 5/8%, sr. notes,
              08/01/05 ...............................    B           B3              1,060,000
 1,000,000  SRI Receivable Pure Inc., 12 1/2%, tr.
              ctf. backed notes, series B, 12/15/00 ..    NR          NR              1,030,000
 1,000,000  Wilsons Leather Experts Inc., 11 1/4%, sr.
              notes, 08/15/04, 144A ..................    B+          B3                990,000
                                                                                   ------------
                                                                                      3,642,500
                                                                                   ------------
            GROCERY/CONVENIENCE FOOD STORES - 0.18%
   351,000  Pantry Inc., 12%, sr. notes, series B,
              11/15/00 ...............................    B+          B2                386,100
                                                                                   ------------

            HEALTHCARE/DRUGS/HOSPITAL SUPPLIES - 3.62%
   750,000  Complete Management Inc., 8%, conv. sub.
              debs., 08/15/03 ........................    NR          NR                937,500
   500,000  Complete Management Inc., 8%, conv. sub.
              debs., 12/15/03 ........................    NR          NR                540,000
 3,000,000  Phar Mor Inc., 11.72%, notes, 09/11/02 ...    B-          B3              3,150,000
   500,000  Signature Brands, Inc., 13%, sr. sub.
              notes, 08/15/02 ........................    B-          B3                495,000
 3,000,000  Urohealth System Inc., 12 1/2%, sr. sub.
              notes, 04/01/04 ........................    B-          B3              2,880,000
                                                                                   ------------
                                                                                      8,002,500
                                                                                   ------------
            HOME FURNISHINGS/DURABLE CONSUMER PRODUCTS
            - 1.31%
 1,000,000  E&S Holdings Corp., 10 3/8%, sr. sub.
              notes, 10/01/06 ........................    B-          B3                845,000
   500,000  Omega Cabinets Ltd., 10 1/2%, sr. sub.
              notes, 06/15/07, 144A ..................    B-          B3                520,000
 1,000,000  Simmons Co., 10 3/4%, sr. sub. notes,
              04/15/06 ...............................    B           B2              1,040,000
   500,000  Syratech Corp., 11%, sr. notes, 04/15/07 .    B           B1                480,000
                                                                                   ------------
                                                                                      2,885,000
                                                                                   ------------
            HOTEL/GAMING - 0.36%
   500,000  Courtyard By Mariott II Ltd., 10 3/4%, sr.
              secd. notes, series B, 02/01/08 ........    B-          NR                540,000
   295,842  U.S. Trails Inc., 12%, sr. sub. pik notes,
              07/15/03(b) ............................    NR          NR                266,258
                                                                                   ------------
                                                                                        806,258
                                                                                   ------------
            INSURANCE COMPANIES - 0.70%
 1,500,000  Resource America Inc., 12%, sr. notes,
              08/01/04, 144A .........................    NR          Caa             1,556,250
                                                                                   ------------

            LEISURE/AMUSEMENT/MOTION PICTURES - 1.28%
  1,000,000 Cobblestone Golf Group Inc., 11 1/2%, sr.
              notes, series B, 06/01/03 ..............    B           B2              1,045,000
   750,000  Discovery Zone Inc., 13 1/2%, sr. secd.
              notes, 08/01/02 ........................    NR          NR                791,250
 1,500,000  Jumbo Sports Inc., 4 1/4%, conv. sub.
              notes, 11/01/00 ........................    B-          Caa               982,500
                                                                                   ------------
                                                                                      2,818,750
                                                                                   ------------
            MACHINERY - 1.91%
 1,000,000 Central Tractor Farm Country, 10 5/8%, sr.
              notes, 04/01/07 ........................    B+          B2              1,030,000
 3,250,000  Willcox & Gibbs Inc., 12 1/4%, sr. notes,
              series B, 12/15/03 .....................    B+          B2              3,185,000
                                                                                   ------------
                                                                                      4,215,000
                                                                                   ------------
            METALS/MINING - 5.54%
 1,500,000  Algoma Steel Inc., 12 3/8%, 1st. mtg.
              notes, 07/15/05 ........................    B           B1              1,725,000
 1,000,000  Anker Coal Group Inc., 9 3/4%, sr. notes,
              10/01/07, 144A .........................    B           B3              1,015,000
 1,500,000  Continental Global Group Inc., 11%, sr.
              notes, series B, 04/01/07 ..............    B           B2              1,590,000
   750,000  GS Technologies Inc., 12%, gtd. sr. notes,
              09/01/04 ...............................    B           B2                815,625
 1,000,000  Gulf States Steel, 13 1/2%, 1st mtg.
              notes, series, B, 04/15/03 .............    B-          B1              1,030,000
   500,000  International Knife and Saw, 11 3/8%, sr.
              sub. notes, 11/15/06 ...................    B-          B3                535,000
 2,000,000  IVACO Inc., 11 1/2%, sr. notes, 09/15/05 .    B+          B1              2,210,000
 1,000,000  Maxxam Group Inc., 11 1/4%, sr. secd.
              notes, 08/01/03 ........................    CCC+        B3              1,055,000
   450,000  NS Group Inc., 13 1/2%, sr. secd. notes,
              07/15/03 ...............................    B-          B3                515,250
   500,000  Royal Oak Mines Inc., 11%, sr. sub. notes,
              series B, 08/15/06 .....................    B-          B3                470,000
   500,000  Sheffield Steel Corp., 12%, 1st. mtg.
              notes, 11/01/01 ........................    B-          Caa               515,000
   750,000  Sheffield Steel Corp., 12%, 1st. mtg.
              notes, 11/01/01 ........................    B-          Caa               772,500
                                                                                   ------------
                                                                                     12,248,375
                                                                                   ------------
            NON-AGRICULTURAL CHEMICALS/PLASTICS -
            0.49%
 1,000,000  Plastic Specialties & Technologies Inc.,
              11 1/4%, bonds, 12/01/03 ...............    NR          B3              1,082,500
                                                                                   ------------

            OIL/NATURAL GAS/OIL SERVICES - 1.64%
   436,000  HarCor Energy Inc., 14 7/8%, sr. secd.
              notes, series B, 07/15/02 ..............    B-          B3                510,120
 3,000,000  United Refining Co., 10 3/4%, sr. notes,
              06/15/07, 144A .........................    B-          B2              3,105,000
                                                                                   ------------
                                                                                      3,615,120
                                                                                   ------------
            PACKAGING/CONTAINERS - 2.59%
 3,250,000  Crown Packaging Ltd., 10 3/4%, sr. secd.
              notes, series B, 11/01/00 ..............    NR          Caa             3,022,500
   500,000  Portola Packaging Inc., 10 3/4%, sr.
              notes, 10/01/05 ........................    B           B2                520,000
 2,000,000  Tekni-Plex Inc., 11 1/4%, sr. sub. notes,
              series B, 04/01/07 .....................    B-          B3              2,185,000
                                                                                   ------------
                                                                                      5,727,500
                                                                                   ------------
            PAPER/FOREST PRODUCTS/PRINTING - 1.67%
   325,000  American Pad & Paper Company, 13%,
              sr. sub. notes, series B, 11/15/05 .....    B-          B3                377,812
   500,000  Day International Group, Inc., 11 1/8%,
              sr. sub. notes, series B, 06/01/05 .....    B-          B3                532,500
 2,000,000  Fonda Group Inc., 9 1/2%, sr. sub. notes,
              series B, 03/01/07 .....................    B-          B3              1,900,000
 1,000,000  FSW International Finance Co., 12 1/2%,
              gtd. sub. notes, 11/01/06 ..............    B+          B1                880,000
                                                                                   ------------
                                                                                      3,690,312
                                                                                   ------------

            PERSONAL & MISCELLANEOUS SERVICES - 1.94%
    500,000 Anchor Advanced Products Inc., 11 3/4%,
              sr. notes, series B, 04/01/04 ..........    B+          B3                530,000
   750,000  ICON Health & Fitness Inc., 13%, sr. sub.
              notes, series B, 07/15/02 ..............    CCC+        NR                840,000
 3,000,000  T/SF Communications Corp., 10 3/8%, sr.
              sub. notes, 11/01/07, 144A .............    B-          B3              2,910,000
                                                                                   ------------
                                                                                      4,280,000
                                                                                   ------------
            POLLUTION CONTROL/WASTE REMOVAL - 0.12%
    250,000 Compania de Infraes & Services, 11 5/8%,
              gtd. sr. notes, 06/01/04, 144A .........    BB          NR                263,750
                                                                                    -----------

            PUBLIC UTILITY/ELECTRIC POWER/HYDRO POWER - 1.18%
 2,000,000  Gothic Energy Corp., 12 1/4%, sr. notes,
              09/01/04 ...............................    NR          NR              2,080,000
   500,000  Texas New Mexico Power Co., 12 1/2%,
              debs., 01/15/99 ........................    BB-         Ba3               532,500
                                                                                   ------------
                                                                                      2,612,500
                                                                                   ------------
            RAIL/TRUCKING/OVERNIGHT DELIVERY - 1.69%
   375,000  Aftermarket Technology Corp., 12%, sr.
              sub. notes, series B, 08/01/04 .........    NR          B3                416,250
 1,500,000  Golden Ocean Group Ltd., 10%, sr. notes,
              08/31/01 ...............................    CCC+        B3              1,237,500
   750,000  Johnstown America Industries Inc.,
              11 3/4%, sr. sub. notes,
              series B, 08/15/05, 144A ...............    B           B3                810,000
   667,000  Terex Corp., 13 1/4%, sr. secd. notes,
              05/15/02 ...............................    B-          Caa               763,715
   500,000  TFM, 10 1/4%, sr. notes, 06/15/07, 144A ..    B+          B2                500,000
                                                                                   ------------
                                                                                      3,727,465
                                                                                   ------------
            REAL ESTATE DEVELOPMENT/REITS/BUILDING/
            CONSTRUCTION - 1.79%
   290,820  Bramalea Limited, 11 1/8%, 03/22/98 ......    NR          NR                 72,705
 1,000,000  ICF Kaiser International Inc., 13%, sr.
              sub. notes, 12/31/03 ...................    B-          B3              1,030,000
 2,000,000  ICF Kaiser International Inc., 12%, sr.
              sub. notes, 12/31/03 ...................    B-          B3              2,070,000
   750,000  Peters, J.M., Inc., 12 3/4%, sr. notes,
              05/01/02 ...............................    B-          B3                772,500
                                                                                   ------------
                                                                                      3,945,205
                                                                                   ------------
            TELEPHONE/COMMUNICATIONS - 13.97%
   500,000  Alvey Systems, Inc., 11 3/8%, sr. sub.
              notes, 01/31/03 ........................    B-          B3                515,000
 1,750,000  American Communications Services, Inc.,
              13 3/4%, sr. notes, 07/15/07, 144A .....    NR          NR              1,977,500
 1,000,000  BTI Telecom Corp., 10 1/2%, sr. notes,
              09/15/07, 144A .........................    B+          B2                975,000
 2,000,000  Cell Net Data System Inc., 0%, sr. disc.
              notes, 10/01/07, 144A ..................    NR          NR              1,010,000
 1,000,000  Echostar DBS Corp., 12 1/2%, sr. secd.
              notes, 07/01/02, 144A ..................    B-          NR              1,057,500
   500,000  Econophone Inc., 13 1/2%, sr. notes,
              07/15/07, 144A .........................    NR          NR                540,000
 4,000,000  Hyperion Telecommunications Inc., 12 1/4%,
              sr. secd. notes, 09/01/04, 144A ........    B           NR              4,240,000
 1,000,000  Innova S. De R. L., 12 7/8%, sr. notes,
              04/01/07 ...............................    B-          B2              1,025,000
 2,000,000  Ionica PLC, 0%, sr. disc. notes, 05/01/07     NR          B3              1,090,000
 1,000,000  Knology Holdings Inc., 0%, sr. disc.
              notes, 10/15/07 ........................    NR          NR                520,000
 5,000,000  MGC Communications Inc., 13%, sr. secd.
              notes, 10/01/04, 144A ..................    B           Caa             4,950,000
 1,000,000  Occidente Y Caribe Cellular, 0%, sr. disc.
              notes, series B, 03/15/04 ..............    B           B3                750,000
 4,500,000  Orbcomm Global L.P., 14%, sr. notes,
              08/15/04 ...............................    NR          B3              4,713,750
 2,750,000  Phonetel Technologies Inc., 12%, sr.
              notes, 12/15/06 ........................    B-          B2              2,811,875
   500,000  Powertel Inc., 11 1/8%, sr. notes,
              06/01/07 ...............................    B           B2                525,000
 1,450,000  Telemundo Group Inc., 7%, sr. notes,
              02/15/06 ...............................    B           B1              1,392,000
 1,000,000  Tevecap SA, 12 5/8%, sr. notes, 11/26/04 .    B           B2              1,010,000
   650,000  Winstar Communications Inc., 14%, sr.
              disc. notes, 10/15/05 ..................    NR          NR                487,500
   325,000  Winstar Communications Inc., 0%, conv. sr.
              disc. notes, 10/15/05, 144A ............    NR          NR                230,750
 1,000,000  Winstar Equipment Corp., 12 1/2%, gtd. sr.
              secd. exch. notes, 03/15/04 ............    CCC+        B3              1,042,500
                                                                                   ------------
                                                                                     30,863,375
                                                                                   ------------
            TEXTILES/OTHER MANUFACTURING/APPAREL -
            2.34%
 2,000,000 Brazos Sportswear Inc., 10 1/2%, sr.
              notes, 07/01/07 ........................    B+          B2              1,970,000
 1,000,000  Glenoit Corp., 11%, sr. sub. notes,
              04/15/07, 144A .........................    B-          B2              1,055,000
 2,000,000  Hosiery Corporation of America Inc.,
              13 3/4%, sr. sub. notes, 08/01/02 ......    B-          B3              2,140,000
       542  JPS Cap Corp., 0%, contingent pay. notes,
              09/10/98 ...............................    NR          NR                    466
                                                                                   ------------
                                                                                      5,165,466
                                                                                   ------------
            TRANSPORTATION/AIRLINES/BUS - 4.80%
 1,000,000  CHC Helicopter Corp., 11 1/2%, sr. sub.
              notes, 07/15/02 ........................    B-          B3              1,065,000
 1,000,000  Global Ocean Carriers Ltd., 10 1/4%, sr.
              notes, 07/15/07, 144A ..................    B+          B2                975,000
 1,460,949  Mexico City Toluca Toll, 11%, notes,
              05/19/02, 144A .........................    NR          NR              1,417,120
 1,000,000  Sabreliner Corp., 12 1/2%, sr. notes,
              series B, 04/15/03 .....................    B           B2              1,010,000
 2,000,000  Trans World Airlines Inc., 12%, sr. secd.
              notes, 04/01/02 ........................    NR          NR              2,480,000
   985,583  Tribasa Toll Road Trust, 10 1/2%, notes,
              12/01/11 ...............................    NR          NR                827,890
   985,583  Tribasa Toll Road Trust, 10 1/2%, notes,
              series A, 12/01/11, 144A ...............    NR          NR                827,890
 2,000,000  Valujet Airlines Inc., 10 1/2%, sr. secd.
              notes, 04/15/01, 144A ..................    NR          NR              2,005,000
                                                                                   ------------
                                                                                     10,607,900
                                                                                   ------------
            TOTAL FIXED INCOME (cost $198,461,345) ..........................      $199,938,334
                                                                                   ------------

COMMON STOCK AND WARRANTS -- 5.56%
                                                                                     Value
   Units    Description                                                             (Note 2)
   -----    -----------                                                             --------
    10,500  Ambassador Apartments Inc. ......................................      $    225,094
    10,000  American Capital Strategies .....................................           180,000
    13,550  American Communications Services, Inc.* .........................         1,422,750
   500,000  American Communications Services, Inc.* .........................           470,250
     2,000  American Telecasting Inc., warrants* ............................             5,000
   185,900  Ames Department Stores Inc., excess cash flow pmt., series A ....                 0
   594,876  Ames Department Stores Inc., lit. trust units ...................                 0
    10,000  Annaly Mortgage Management Inc ..................................           118,750
    50,000  Annaly Mortgage Management Inc. .................................           550,000
     5,925  Capital Pac Holdings Inc., warrants, 144A* ......................                22
     1,000  Central Rents Inc., 144A ........................................            60,000
       750  Chattem Inc., warrants* .........................................             3,000
   100,000  Commodore Separation Technology, sr. conv. preferred ............           775,000
   100,000  Commodore Separation Technology .................................            87,500
    33,000  Cort Business Services Corp., warrants* .........................           132,000
       500  County Seat Holdings Inc., warrants* ............................                 0
    20,000  Criimi Mae Inc., conv. preferred, series B ......................           725,000
     4,000  Crown America Realty Trust ......................................           217,000
       550  CS Wireless Systems Inc., 144A* .................................            17,050
    20,000  Engel General Developers Ltd.* ..................................           166,250
    20,000  Excel Realty Trust Inc. .........................................           602,500
     2,000  Globalstar Telecommunications, warrants, 144A* ..................                 0
     1,500  Golden Ocean Group Ltd. .........................................           123,750
    11,000  HarCor Energy Inc., warrants* ...................................                 0
       500  HDA Management Corp., warrants* .................................                 0
    20,000  Health & Retirement Properties Trust ............................           375,000
     1,500  Heartland Wireless Communications, warrants, 144A* ..............             1,500
    10,000  Hospitality Properties Trust ....................................           355,625
     4,800  ICF Kaiser International Inc., warrants* ........................                 0
       750  IHF Capital Inc., warrants, 144A* ...............................            45,000
    15,000  Imperial Credit Commercial Mortgage Investments Corp.* ..........           247,500
       750  Intermedia Communications of Florida Inc., warrants, 144A* ......            74,250
     2,000  Ionica PLC, warrants* ...........................................                 0
    49,970  JPS Textile Group, Inc.* ........................................           674,595
    25,000  Local Financial Corp., 144A .....................................           281,250
       500  Motels of America Inc., 144A* ...................................               500
    20,000  National Propane Partners L.P. ..................................           440,000
       750  NS Group Inc.* ..................................................                 0
     4,000  Occidente Y Caribe Cellular, warrants, 144A* ....................                 0
     3,500  Optel Inc.* .....................................................                35
     2,000  Orion Network Systems Inc. ......................................            35,000
   125,449  Prime Retail Inc. ...............................................         1,873,894
     1,000  Sabreliner Corp., warrants* .....................................                 0
       500  Spanish Broadcasting Corp., warrants* ...........................           175,000
    15,000  Supermarkets General Holdings Corp., exchangeable preferred .....           345,000
     4,000  Terex Corp., rights* ............................................            80,000
     5,133  Trans World Airlines Inc.* ......................................            38,177
     2,000  Trans World Airlines Inc., warrants* ............................                 0
    25,000  Ugly Duckling Corp.* ............................................           296,875
     1,000  Unifi Communications Inc., warrants, 144A* ......................                 0
     9,800  Uniroyal Technology Corp., warrants* ............................             9,800
    20,000  Walden Residential Properties, conv. preferred, series B ........           560,000
     5,000  WBK Strypes Trust ...............................................           155,000
     7,000  WHX Corp., preferred* ...........................................           344,750
     1,500  Wireless One Inc., warrants* ....................................                 0
                                                                                   ------------
            TOTAL COMMON STOCK AND WARRANTS (cost $10,649,928) ..............        12,289,667
                                                                                   ------------
            TOTAL INVESTMENTS IN SECURITIES (cost $209,111,273) .............       212,228,001
                                                                                   ------------
            OTHER ASSETS - 3.93% ............................................         8,669,705
                                                                                   ------------
            TOTAL ASSETS - 100% .............................................      $220,897,706
                                                                                   ============
 *  Non-income producing security.
(a) Percentages indicated are based on total assets.
(b) Pay in kind.
NR denotes not rated.

PROSPECT STREET HIGH INCOME PORTFOLIO INC.

BALANCE SHEET
October 31, 1997

ASSETS

Investments in securities at value (identified cost $209,111,273;
  see Schedule of Investments and Note 2) .......................  $212,228,001
Receivables:
  Investment securities sold ....................................     3,457,384
  Interest and dividends ........................................     5,064,840
Deferred debt issuance costs (Note 2) ...........................         4,997
Deferred auction agent fees (Note 6) ............................        27,003
Prepaid surety bond premiums (Note 7) ...........................         7,012
Prepaid insurance ...............................................        83,174
Other assets ....................................................        25,295
                                                                   ------------
        Total assets ............................................  $220,897,706
                                                                   ------------

LIABILITIES

Payables:
  Investment securities purchased ...............................  $  2,439,382
  Due to bank ...................................................     1,591,286
Accrued expenses (Note 3) .......................................       958,136
Senior notes (Note 4) ...........................................    20,000,000
                                                                   ------------
        Total liabilities .......................................  $ 24,988,804
                                                                   ------------
Net Assets:
  Taxable auction rate preferred stock, no par value --
    Authorized -- 1,000 shares
    Issued -- 200 shares, liquidation preference of $100,000 per share (Notes 5 and 7) .....................................  $ 20,000,000
                                                                   ------------
  Common stock, $.01 par value --
    Authorized -- 100,000,000 shares
    Issued and outstanding -- 44,146,293 shares .................  $    441,463
  Capital in excess of par value (Notes 2 and 5) ................   230,120,834
  Accumulated undistributed net investment income (Note 2) ......     2,845,247
  Accumulated net realized loss from security transactions ......   (60,615,370)
  Net unrealized appreciation of investments ....................     3,116,728
                                                                   ------------

        Net assets applicable to common stock (equivalent to
         $3.98 per share, based on 44,146,293 shares outstanding)  $175,908,902
                                                                   ------------
            Total net assets ....................................  $195,908,902
                                                                   ============



   The accompanying notes are an integral part of these financial statements.

 PROSPECT STREET HIGH INCOME PORTFOLIO INC.
STATEMENT OF OPERATIONS
For the year ended October 31, 1997

INVESTMENT INCOME (Note 2):
  Interest income ...............................................   $18,589,675
  Dividend income ...............................................       645,812
  Accretion of discount .........................................     1,999,323
  Other income ..................................................        66,032
                                                                    -----------
        Total investment income .................................   $21,300,842
                                                                    ===========

EXPENSES:
  Interest expense ..............................................   $ 1,305,999
  Investment advisory fee (Note 3) ..............................     1,146,665
  Custodian and transfer agent fees .............................       169,999
  Preferred dividend auction costs ..............................       125,290
  Professional fees .............................................       159,002
  Miscellaneous expenses ........................................       156,047
  Amortization of prepaid surety bond premiums (Note 7) .........        80,001
  Directors' fees ...............................................        91,165
  Insurance expense .............................................       107,595
  Amortization of deferred auction agent fees (Note 6) ..........        26,999
  Excise tax expense ............................................        70,060
                                                                    -----------
        Total expenses ..........................................   $ 3,438,822
                                                                    -----------
        Net investment income ...................................   $17,862,020
                                                                    -----------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
  Net realized gain on investments sold .........................   $ 4,773,501
  Change in net unrealized depreciation of investments (Note 2) .     4,499,052
                                                                     ----------
        Net realized and unrealized gain on investments .........   $ 9,272,553
                                                                     ----------
        Net increase in net assets resulting from operations ....   $27,134,573
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS ($5,456 per share) ......    (1,091,099)
                                                                    -----------
        Net increase in net assets applicable to common
          stockholders ..........................................   $26,043,474
                                                                    ===========




   The accompanying notes are an integral part of these financial statements.

PROSPECT STREET HIGH INCOME PORTFOLIO INC.

STATEMENT OF CASH FLOWS
For the year ended October 31, 1997

CASH FLOWS FROM OPERATING ACTIVITIES:

  Interest and dividends received ..........................    $  19,053,136
  Operating expenses paid ..................................       (1,807,203)
                                                                -------------
        Net cash provided by operating activities ..........    $  17,245,933
                                                                -------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of portfolio securities ........................    $(370,804,113)
  Sales and maturities of portfolio securities .............      323,702,189
                                                                -------------
        Net cash used in investing activities ..............    $ (47,101,924)
                                                                -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Net proceeds from common stock rights offering and sale
    of common stock ........................................       44,499,053
  Preferred stock dividends paid ...........................       (1,091,099)
  Common stock dividends paid from operations ..............      (15,053,657)
                                                                -------------
        Net cash provided by financing activities ..........    $  28,354,297
                                                                -------------
NET DECREASE IN CASH .......................................    $  (1,501,694)
CASH, BEGINNING OF PERIOD ..................................        1,501,694
                                                                -------------
CASH, END OF PERIOD ........................................    $      --
                                                                =============

RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
    Net increase in net assets resulting from operations ...    $  27,134,573
    Increase in interest and dividend receivables ..........         (409,580)
    Amortization of Fidelity Bond and other deferred assets            32,000
    Increase in other assets ...............................          (74,567)
    Increase in accrued expenses and other payables ........        1,674,186
    Net realized gain on investments sold ..................       (4,773,501)
    Change in net unrealized depreciation of investments ...       (4,499,052)
    Accretion of bond discount .............................       (1,838,126)
                                                                -------------
        Net cash provided by operating activities ..........    $  17,245,933
                                                                =============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
  Cash paid during the year for interest ...................    $   1,305,999
  Cash paid during the year for excise taxes ...............           70,060
                                                                =============



   The accompanying notes are an integral part of these financial statements.

PROSPECT STREET HIGH INCOME PORTFOLIO INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                            Fiscal Year Ended   Fiscal Year Ended
                                                               October 31,         October 31,
                                                                   1997                1996
                                                               ------------        ------------
FROM OPERATIONS:
  Net investment income ................................       $ 17,862,020        $ 13,628,745
  Net realized gain on investments sold ................          4,773,501             351,405
  Change in net unrealized depreciation of investments .          4,499,052           5,074,470
                                                               ------------        ------------
        Net increase in net assets resulting from
          operations ...................................       $ 27,134,573        $ 19,054,620
                                                               ------------        ------------
FROM FUND SHARE TRANSACTIONS:
  Shares issued (290,871 shares and 353,455 shares,
    respectively) to common stockholders for
    reinvestment of dividends ..........................       $  1,146,681        $  1,333,077
  Net proceeds from sale of common stock issued
    (12,918,092 and 5,393,885 shares, after deducting
    $2,167,500 and $996,862 of soliciting fees and other
    expenses), respectively ............................         44,208,450          19,553,840
                                                               ------------        ------------
        Increase in net assets resulting from fund share
          transactions .................................       $ 45,355,131        $ 20,886,917
                                                               ------------        ------------
DISTRIBUTIONS TO STOCKHOLDERS:
  Preferred dividends ($5,456 and $5,679 per share,
    respectively) ......................................        $(1,091,099)       $ (1,135,736)
  Common dividends ($.42 and $.42 per share,
    respectively) from operations ......................        (16,200,344)        (11,404,136)
                                                               ------------        ------------
        Decrease in net assets resulting from
          distributions to stockholders ................        (17,291,443)        (12,539,872)
                                                               ------------        ------------
        Total net increase in net assets ...............       $ 55,198,261        $ 27,401,665

NET ASSETS:
  Beginning of period ..................................        140,710,641         113,308,976
                                                               ------------        ------------

  End of period (including $2,845,247 and $2,018,708 of
    undistributed net investment income as of October
    31, 1997 and 1996, respectively) ...................       $195,908,902        $140,710,641
                                                               ============        ============

          The accompanying notes are an integral part of these financial statements.

PROSPECT STREET HIGH INCOME PORTFOLIO INC.

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS
FOR EACH SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIODS PRESENTED

                                                                    For the Years Ended October 31,
                                              --------------------------------------------------------------------------------
                                                1997              1996              1995              1994              1993
                                              --------          --------          --------          --------          --------
Net asset value, beginning of period ...      $   3.90          $   3.70          $   3.69          $   4.25          $   4.03
                                              --------          --------          --------          --------          --------
Net investment income ..................           .46#              .50#              .45               .48#              .63#
Net realized and unrealized gain (loss)
  on investments........................           .24#              .20#              .03              (.38)#             .39#
                                              --------          --------          --------          --------          --------
        Total from investment operations      $    .70          $    .70          $    .48          $    .10          $   1.02
                                              --------          --------          --------          --------          --------
Distributions:
Dividends from accumulated net
    investment income
    To preferred stockholders ..........          (.03)             (.04)             (.05)             (.03)             (.06)
    To common stockholders .............          (.42)             (.42)             (.42)             (.45)             (.62)
                                              --------          --------          --------          --------          --------
        Total distributions ............      $   (.45)         $   (.46)         $   (.47)         $   (.48)         $   (.68)
                                              --------          --------          --------          --------          --------

Effect of sale of common stock and
  related expenses from rights offering       $   (.17)         $   (.04)         $    --           $   (.18)         $   (.12)
                                              --------          --------          --------          --------          --------

Net asset value, end of period .........      $   3.98          $   3.90          $   3.70          $   3.69          $   4.25
                                              ========          ========          ========          ========          ========
Per share market value, end of period ..      $   4.13          $   4.00          $   3.88          $   3.50          $   4.25
                                              ========          ========          ========          ========          ========
Total investment return ................        14.82%            15.29%            28.57%           (7.78)%            23.25%
                                              ========          ========          ========          ========          ========
Net assets, end of period, applicable to
  common stock (a) .....................      $175,909          $120,711          $ 93,309          $ 92,072          $ 79,438
                                              ========          ========          ========          ========          ========
Net assets, end of period, applicable to
  preferred stock (a) ..................      $ 20,000          $ 20,000          $ 20,000          $ 20,000          $ 20,000
                                              ========          ========          ========          ========          ========
Net assets, end of period (a) ..........      $195,909          $140,711          $113,309          $112,072          $ 99,438
                                              ========          ========          ========          ========          ========
Ratio of operating expenses to average
  net assets, applicable to common stock         2.30%             3.06%             3.27%             3.27%             3.10%
Ratio of net investment income to average
  net assets, applicable to common stock        11.94%            13.20%            13.47%            12.25%            13.49%
Ratio of operating expenses to average
  net assets** .........................         1.81%+            2.21%+            2.28%+            2.30%+            2.13%+
Ratio of net investment income to
  average net assets**                           9.42%             9.51%             9.39%             8.64%             9.26%
Portfolio turnover rate ................       176.04%           108.33%            80.71%            72.00%           117.20%

(a) Dollars in thousands.

 ** Ratios calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets (total assets less accrued liabilities (excluding senior notes)) of both the common and preferred shareholders.

  + Excluding interest expense, the ratio of operating expenses to average net assets, applicable to common stock and preferred stock, is 1.13%, 1.30%, 1.29%, 1.32% and 1.50%, respectively.

  # Calculation is based on average shares outstanding during the indicated period due to the per share effect of the Fund's rights offerings.
         The accompanying notes are an integral part of these financial statements.

PROSPECT STREET HIGH INCOME PORTFOLIO INC.

INFORMATION REGARDING SENIOR SECURITIES

                                                                 As of October 31,
                                    -------------------------------------------------------------------------------
                                     1997             1996             1995             1994             1993
                                    -------------------------------------------------------------------------------
Total Amount Outstanding:
  Notes                             $20,000,000      $20,000,000      $20,000,000      $20,000,000      $20,000,000
  Preferred stock                    20,000,000       20,000,000       20,000,000       20,000,000       20,000,000

Asset Coverage:
  Per note (a)                           1,080%             804%             667%             660%             597%
  Per preferred stock share (b)            540%             402%             333%             330%             299%

Involuntary Liquidation Preference:
  Per preferred stock share (c)     $   100,000      $   100,000      $   100,000      $   100,000      $   100,000

Approximate Market Value:
  Per note                          $  1,003.80      $    990.00      $    987.50      $    937.10      $    997.50
  Per preferred stock share             100,000          100,000          100,000          100,000          100,000

(a) Calculated by subtracting the Fund's total liabilities (not including senior securities) from the Fund's total assets and dividing such amount by the principal amount of the debt outstanding.

(b) Calculated by subtracting the Fund's total liabilities (not including senior securities) from the Fund's total assets and dividing such amount by the principal amount of the debt outstanding and aggregate liquidation preference of the outstanding shares of Taxable Auction Rate Preferred Stock.

(c) Plus accumulated and unpaid dividends.


             The accompanying notes are an integral part of these financial statements.

                   PROSPECT STREET HIGH INCOME PORTFOLIO INC.

                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1997


(1) ORGANIZATION AND OPERATIONS
  Prospect Street High Income Portfolio Inc. (the "Fund") was organized as a corporation in the state of Maryland on May 13, 1988 and is registered with the Securities and Exchange Commission as a diversified, closed-end, management investment company under the Investment Company Act of 1940. The Fund commenced operations on December 5, 1988. The Fund's financial statements have been prepared in conformity with generally accepted accounting principles, which requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

  The Fund invests primarily in securities of fixed-maturity, corporate debt securities and in redeemable preferred stocks that are rated less than investment grade. Risk of loss upon default by the issuer is significantly greater with respect to such securities compared to investment-grade securities because these securities are generally unsecured and are often subordinated to other creditors of the issuer, and because these issuers usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as a recession, than are investment-grade issuers. In some cases, the collection of principal and timely receipt of interest is dependent upon the issuer attaining improved operating results, selling assets or obtaining additional financing.

  See the schedule of investments for information on individual securities, as well as industry diversification and credit quality ratings.

(2) SIGNIFICANT ACCOUNTING POLICIES

  (a) VALUATION OF INVESTMENTS
  Investments for which listed market quotations are readily available are stated at market value, which is determined using the last reported sale price or, if no sales are reported, as in the case of some securities traded over-the-counter, the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market.

  Other investments, primarily noninvestment-grade corporate debt securities for which market quotations are not readily available due to a thinly traded market with a limited number of market makers, are stated at fair value on the basis of valuations furnished by an independent pricing service, subject to adjustment by the investment adviser based upon quotations obtained from market makers. The independent pricing service determines value based primarily on quotations from dealers and brokers, market transactions, accessing data from quotation services, offering sheets obtained from dealers and various relationships between securities. The independent pricing service utilizes the last sales price based on odd-lot trades, if available. If such price is not available, the price furnished is based on round-lot or institutional size trades. These procedures have been approved by the Board of Directors.

  The fair value of restricted securities is determined by the investment adviser following procedures approved by the Board of Directors.

  (b) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
  Realized gains and losses on investments sold are recorded on the identified-cost basis. Interest income and accretion of discounts are recorded on the accrual basis.

  (c) FEDERAL INCOME TAXES
  It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its investment company taxable income to its stockholders each year. Accordingly, no federal income tax provision is required.

  The Fund has reclassified $262,889 from paid in capital to undistributed net investment income and $6,927 from undistributed net investment income to undistributed net realized loss from security transactions. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund's capital accounts on a tax basis.

  At October 31, 1997, the cost of investments in securities for federal income tax purposes was $209,111,273. Aggregate gross unrealized gains on securities in which there was an excess of market value over tax cost was $10,968,585. Aggregate gross unrealized losses on securities in which there was an excess of tax cost over market value was $7,851,857. The net unrealized gain on securities held by the Fund was $3,116,728 for federal income tax purposes.

  At October 31, 1997, the Fund had the following capital loss carryovers available to offset future capital gains, if any, to the extent provided by regulations:

           CARRYOVER
           AVAILABLE                 EXPIRATION DATE

         $(37,564,886)              October 31, 1998
          (18,529,051)              October 31, 1999
             (808,396)              October 31, 2002
           (3,703,531)              October 31, 2003
         ------------
         $(60,605,864)
         ============

  (D) COMMON STOCK AND TAXABLE AUCTION RATE PREFERRED STOCK (PREFERRED STOCK), OFFERING AND DEFERRED DEBT ISSUANCE COSTS
  The costs incurred by the Fund in connection with the initial sale of the common and preferred stock as well as the common stock rights offerings have been recorded as a reduction of the common stock proceeds. The costs incurred by the Fund in connection with the issuance of the senior notes have been deferred and are being amortized on a straight-line basis over a period of five years.

  (E) CASH FLOW INFORMATION
  The Fund invests primarily in corporate debt securities and distributes dividends from net investment income, which are paid in cash or shares of common stock of the Fund. These activities are reported in the accompanying statement of changes in net assets, and additional information on cash receipts and cash payments is presented in the accompanying statement of cash flows.

(3) INVESTMENT ADVISORY AGREEMENT
  Prospect Street Investment Management Co., Inc., the Fund's Investment Adviser, earned $1,146,665 in management fees for the year ended October 31, 1997. Management fees paid by the Fund to the Investment Adviser were calculated at .65% (on an annual basis) of the average weekly value of total assets of the Fund less accrued liabilities (excluding the principal amount of the notes and the liquidation preference of the preferred stock and including accrued and unpaid dividends on the preferred stock) up to and including $175,000,000 of net assets, .55% on the next $50,000,000 of net assets and .50% of the excess of net assets over $225,000,000. At October 31, 1997, the fee payable to the Investment Adviser was $169,638, which was included in accrued expenses in the accompanying balance sheet. However, for a period of one year commencing on the expiration date of the May 1996 rights offering, the Adviser waived its advisory fee with respect to any increase in the Fund's net assets resulting from the exercise of any rights pursuant to that Offering.

(4) DEBT
  In July 1993, the Fund repurchased the remaining $5,000,000 (principal amount) of its senior extendible notes (the Notes), which carried an annual interest rate through November 30, 1993 of 10.28%. The Fund simultaneously issued $20,000,000 of new Senior Notes (the Senior Notes) that will mature, if not previously redeemed, on December 1, 1998. The Fund is required to maintain certain asset coverages with respect to the Senior Notes, as defined in the Note Purchase Agreement, and the Senior Notes are subject to mandatory redemption if the Fund fails to maintain these asset coverages. The Senior Notes bear interest at the rate of 6.53% per annum through November 30, 1998. Interest on the Senior Notes is due every June 1 and December 1, commencing December 1, 1993.

  The Senior Notes are redeemable, in whole or in part, by the Fund at certain times and under certain circumstances, as defined in the Note Purchase Agreement.

(5) REDEEMABLE PREFERRED STOCK
  In July 1993, the Fund redeemed 100 of the 300 shares of preferred stock that were issued concurrently with the issuance of the Senior Extendible Notes. Dividends are cumulative at a rate that was established at the offering of the preferred stock and which has and will continue to be reset every 30 days thereafter by an auction. Dividend rates ranged from 5.30% to 5.65% of the liquidation preference during the year ended October 31, 1997. The remaining 200 shares of preferred stock are redeemable, at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The preferred stock is also subject to mandatory redemption at a redemption price equal to $100,250 per share, plus accumulated and unpaid dividends, if the Fund is in default of its surety asset coverage requirements with respect to the preferred stock (see Note 7). In general, the holders of the preferred stock and the common stock vote together as a single class, except that the holders of the preferred stock, as a separate class, vote to elect two members of the Board of Directors, and separate class votes are required on certain matters that affect the respective interests of the preferred stock and common stock. The preferred stock has a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverages with respect to the preferred stock, as defined in the Fund's Note Purchase Agreement and Surety Bond Agreement.

(6) AUCTION AGENT
  The Fund amended and extended the auction agent agreement with Bear Stearns & Co. Inc. on October 26, 1993 (which was originally dated May 7, 1990) to provide for an extension to December 4, 1998. The Fund incurred additional costs of $135,000 related to extending this agreement. These costs are being amortized on a straight-line basis over the remaining life of the extended agreement. Amortization expense for the year ended October 31, 1997 was $26,999.

(7) SURETY BOND
  The Fund has entered into an insurance agreement, dated as of December 1, 1988, with Financial Security Assurance, Inc. (FSA), pursuant to which FSA has issued a surety bond. Under the terms of the surety bond, FSA has unconditionally and irrevocably guaranteed dividend, redemption and liquidation payments to preferred shareholders upon failure of the Fund to do so, and the Fund is then obligated to reimburse FSA for any amounts paid under the surety bond. The surety bond had an initial term of five years and was scheduled to expire on December 5, 1993. On July 15, 1993, the Fund extended the terms of the surety bond from December 5, 1993 to December 5, 1998. The Fund will pay an annual premium of 0.40% on the maximum aggregate liquidation preference of the preferred stock.

  The Fund executed an amendment to the insurance agreement on April 11, 1990, which provides that the Fund must redeem or repurchase all of the then outstanding shares of preferred stock in the event that the dividend rate on the preferred stock for the period next succeeding the auction in September 1998 is the maximum applicable rate (as defined) payable on the Fund's preferred stock.

(8) PURCHASES AND SALES OF SECURITIES
  For the year ended October 31, 1997, the aggregate cost of purchases and proceeds from sales of investment securities other than U.S. Government obligations and short-term investments aggregated $371,447,873 and $324,868,108, respectively. There were no purchases or sales of U.S. Government obligations during the year ended October 31, 1997.

(9) CERTAIN TRANSACTIONS
  Certain officers of the Investment Adviser serve on the Board of Directors of the Fund. They receive no compensation in this capacity.

  Directors who are not officers or employees of the Investment Adviser receive a fee of $10,000 per year plus $2,000 per Directors' meetings attended, together with actual out-of-pocket expenses relating to attendance at such meetings and $1,000 per telephone meeting. In addition, members of the Fund's audit committee, which consists of certain of the Fund's noninterested Directors, receive $1,000 per audit committee meeting attended, together with actual out-of-pocket expenses relating to attendance at such meeting.

(10) DIVIDENDS AND DISTRIBUTIONS
  The Board of Directors of the Fund declared regular dividends on the common stock of $.035 per share payable on November 29 and December 30, 1996, and January 31, February 28, March 31, April 30, May 30, June 30, July 31, August 29, September 30 and October 31, 1997.

  Distributions on common stock are declared based on annual projections of the Fund's net investment income (defined as dividends and interest income, net of Fund expenses, less distributions on the preferred stock). The Fund plans to pay monthly distributions to common shareholders. Meanwhile, as a result of market conditions or investment decisions, the amount of distributions may exceed net investment income earned at certain times throughout the period. It is anticipated that, on an annual basis, the amount of distributions to common shareholders will not exceed net investment income (as defined) applicable to common shareholders on a tax basis. All shareholders of the Fund are automatically considered a participant in the Dividend Reinvestment Plan (the "Plan") unless otherwise elected. Under the Plan, when the market price of common stock shares is equal to or exceeds the net asset value on record date for distribution, participants will receive all dividends and distributions in full and fractional shares of the Fund at the most recently determined net asset value but in no event less than 95% of market price. If on record date for distributions the net asset value of the common stock exceeds its market price, or if the Fund shall declare a dividend or capital gains distribution payable only in cash, the dividend-paying agent will buy common stock in the open market for the participants' accounts. Participants are not charged a service fee for the Plan but are subject to a pro rata share of brokerage fees incurred with respect to open market purchases of common stock.

(11) FAIR VALUE OF LONG-TERM DEBT
  The fair value of the Fund's long-term debt is estimated based on the quoted market prices for the same issues or on the current rates offered to the Fund for debt of the same remaining securities. At October 31, 1997, the fair value of the Senior Notes was $20,076,400.

(12) RIGHTS OFFERING
  On February 28, 1997 the Fund commenced a rights offering whereby the Fund issued to its shareholders of record, as of that date, non-transferable rights entitling the holders thereof to subscribe for an aggregate of 12,918,092 shares of the Fund's common stock. Each record date shareholder had the ability to receive one right for each whole share of common stock held. The rights allowed the rights holder to subscribe for shares of common stock at the right of one share of common stock for every three rights held. The subscription period for the rights offering expired on March 25, 1997 and the Fund issued 12,918,092 shares of common stock at $3.59 per share. Proceeds to the Fund amounted to $44,208,450, net of soliciting fees and offering expenses of $2,167,500.

    On November 21, 1997 the Fund filed a registration statement for a transferable rights offering to shareholders. Such rights, if exercised, will entitle the holders thereof to subscribe for an aggregate of 14,718,295 shares of the Fund's common stock. The expected offering date is December 1997 with a closing date near the end of January 1998.

                                   APPENDIX A

                            RATING AGENCY GUIDELINES


                        MOODY'S INVESTORS SERVICES, INC.

MOODY'S "AAA" RATING GUIDELINES

         For purposes of calculating the Discounted Value of the Fund's portfolio under current Moody's guidelines, the fair market value of portfolio securities eligible for consideration under such guidelines ("Moody's Eligible Assets") must be discounted by certain discount factors set forth below ("Moody's Discount Factors"). The Discounted Value of a portfolio security under Moody's guidelines is the Market Value thereof, determined as specified by Moody's, divided by the Moody's Discount Factor. The Moody's Discount Factor with respect to securities other than those described below will be the percentage provided in writing by Moody's.

         Corporate Debt Securities

         Under current Moody's guidelines, portfolio securities that are corporate debt securities will not be included in the calculation of the Discounted Value of the Fund's portfolio unless (a) such securities are rated Caa or higher by Moody's; (b) the senior unsecured rating of the issuer's corporate bonds is higher than B3; (c) such securities provide for the periodic payment of interest in cash in U.S. dollars; (d) such securities do not provide for conversion or exchange into equity capital at any time over their lives; (e) for debt securities rated Ba1 and below, no more than 10% of the original amount of such issue may constitute Moody's Eligible Assets; and (f) such securities have been registered under the Securities Act, or are Rule 144A Securities.

         The Discounted Value of any Moody's Eligible Asset that is a corporate debt security is the percentage determined by reference to the rating on such asset (which percentage is based upon the Exposure Period) with reference to the remaining term to maturity of such assets, in accordance with the table set forth below:

                            Moody's Discount Factors

                           Corporate Debt Securities+

                                      Rating Category
Remaining Term to     ------------------------------------------------------
 Maturity Asset       Aaa       Aa       A      Baa      Ba      B*      Caa
-----------------     ---       --       -      ---      --      --      ---

 1 Year..........     112%     118%     123%    128%    139%    150%     260%
 2 Years.........      118      124      130     135     147     158      260
 3 Years.........      123      129      135     141     153     165      260
 4 Years.........      139      135      141     148     160     172      260
 5 Years ........      134      141      147     154     166     179      260
 7 Years.........      142      149      155     162     176     189      260
10 Years.........      148      156      163     170     184     198      260
15 Years.........      153      161      168     175     190     205      260
20 Years.........      161      169      177     184     200     215      260
30 Years.........      162      170      178     185     201     216      260

--------------------------
* Senior debt securities of an issuer rated B3 shall be deemed to be Caa rated securities for purposes of determining the applicable Moody's Discount Factor.
+ The Moody's Discount Factor applied to Rule 144A Securities is 160% of the Moody's Discount Factor which would apply were the securities registered under the Securities Act.

         The Moody's guidelines impose minimum issue size, issuer and industry diversification and other requirements for purposes of determining Moody's Eligible Assets. Specifically, portfolio holdings as described below must be within the following diversification and issue size requirements in order to constitute Moody's Eligible Assets includable within the calculation of Discounted Value:

                       Maximum Single     Maximum Single     Minimum Issue Size
  Asset Ratings(1)     Issuer(%)(2,3)     Industry(%)(3,4)   ($ in millions)(6)
  ----------------     --------------     ----------------   ------------------
"aaa", "Aaa" ...........   100                  100                100
"aa", "Aa" .............    20                   60                100
"a", "A", "P-1" ........    10                   40                100
"baa", "Baa" ...........     6                   20                100
"Ba" ...................     4                   12              50(5)
"B1"-"B2" ..............     3                    8              50(5)
"B3" ("Caa" subordinate)     2                    5              50(5)

----------
(1)  Refers to senior debt rating of asset.
(2) Companies subject to common ownership of 25% or more are considered as one name.
(3) Percentages represent a portion of the aggregate Market Value of corporate securities.
(4) Industries are determined according to industry classifications specified by Moody's ("Moody's Industry Classification"). See below.
(5) Collateral bonds from issues ranging from $50 million to $100 million are limited to 20% of the collateral pool.
(6)  Except for preferred stock, which has a minimum issue size of $50 million.

     The Moody's Industry Classifications, for the purposes of determining Moody's Eligible Assets, mean each of the following industry classifications, determined with respect to particular issues in the discretion of the Fund:

     Aerospace and Defense: Major Contractor, Subsystems, Research, Aircraft Manufacturing, Arms, Ammunition

     Automobile: Automotive Equipment, Auto-Manufacturing, Auto Parts Manufacturing, Personal Use Trailers, Motor Homes, Dealers

     Banking: Bank Holding, Savings and Loans, Consumer Credit, Small Loan, Agency, Factoring, Receivables

     Beverage, Food and Tobacco: Beer and Ale, Distillers, Wines and Liquors, Distributors, Soft Drink Syrup, Bottlers, Bakery, Mill Sugar, Canned Foods, Corn Refiners, Dairy Products, Meat Products, Poultry Products, Snacks, Packaged Foods, Distributors, Candy, Gum, Seafood, Frozen Food, Cigarettes, Cigars, Leaf/Snuff, Vegetable Oil

     Buildings and Real Estate: Brick, Cement, Climate Controls, Contracting, Engineering, Construction, Hardware, Forest Products (building-related only), Plumbing, Roofing, Wallboard, Real Estate, Real Estate Development, REITs, Land Development

     Chemicals, Plastics and Rubber: Chemicals (non-agriculture), Industrial Gases, Sulphur, Plastics, Plastic Products, Abrasives, Coatings, Paints, Varnish, Fabricating

     Containers, Packaging and Glass: Glass, Fiberglass, Containers made of:
     Glass, Metal, Paper, Plastic, Wood, or Fiberglass

     Personal and Non Durable Consumer Products (Manufacturing Only): Soaps, Perfumes, Cosmetics, Toiletries, Cleaning Supplies, School Supplies Diversified/Conglomerate Manufacturing Diversified/Conglomerate Service

     Diversified Natural Resources, Precious Metals and Minerals: Fabricating, Distribution

     Ecological: Pollution Control, Waste Removal, Waste Treatment, Waste
     Disposal

     Electronics: Computer Hardware, Electric Equipment, Components, Controllers, Motors, Household Appliances, Information Service Communication Systems, Radios, TVs, Tape Machines, Speakers, Printers, Drivers, Technology

     Finance: Investment Brokerage, Leasing, Syndication, Securities

     Farming and Agriculture: Livestock, Grains, Produce; Agricultural Chemicals, Agricultural Equipment, Fertilizers

     Grocery: Grocery Stores, Convenience Food Stores

     Healthcare, Education and Childcare: Ethical Drugs, Proprietary Drugs, Research, Health Care Centers, Nursing Homes, HMOs, Hospitals, Hospital Supplies, Medical Equipment

     Home and Office Furnishings, Housewares and Durable Consumer Products:
     Carpets, Floor Coverings, Furniture, Cooking, Ranges, Hotels, Motels, Inns and Gaming

     Insurance: Life, Property and Casualty, Broker, Agent, Surety

     Leisure, Amusement, Motion Pictures, Entertainment: Boating, Bowling, Billiards, Musical Instruments, Fishing, Photo Equipment, Records, Tapes, Sports, Outdoor Equipment (Camping), Tourism, Resorts, Games, Toy Manufacturing), Motion Picture Production Theaters, Motion Picture Distribution

     Machinery (Non-Agriculture, Non-Construction, Non-Electronic): Industrial, Machine Tools, Steam Generators

     Mining, Steel, Iron and Non Precious Metals: Coal, Copper, Lead, Uranium, Zinc, Aluminum, Stainless Steel, Integrated Steel, Ore Production, Refractories, Steel Mill Machinery, Mini-Mills, Fabricating, and Distribution and Sales of the foregoing

     Oil and Gas: Crude Producer, Retailer, Well Supply, Service and Drilling

     Personal, Food and Miscellaneous Services

     Printing, Publishing and Broadcasting: Graphic Arts, Paper, Paper Products, Business Forms, Magazines, Books, Periodicals, Newspapers, Textbooks, Radio, T.V., Cable Broadcasting Equipment

     Cargo Transport: Rail, Shipping, Railroads, Rail-car builders, Ship Builders, Containers, Container Builders, Parts, Overnight Mail, Trucking, Truck Manufacturing, Trailer Manufacturing, Air Cargo, Transport

     Retail Stores: Apparel, Toy, Variety, Drugs, Department, Mail Order Catalog, Showroom

     Telecommunications: Local, Long Distance, Independent, Telephone, Telegraph, Satellite, Equipment, Research, Cellular

     Textiles and Leather: Producer, Synthetic Fiber, Apparel Manufacturer, Leather Shoes

     Personal Transportation: Air, Bus, Rail, Car Rental

     Utilities: Electric, Water, Hydro Power, Gas, Diversified

     Sovereigns: Semi-sovereigns, Canadian Provinces, Supra-national Agencies

     Where the Fund sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Moody's Eligible Asset and the amount the Fund is required to pay upon repurchase of such asset will count as a liability for the purposes of the TARPS Basic Maintenance Amount.

     Where the Fund purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Fund thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and such agreement has a term of 30 days or less; otherwise the Discounted Value of such asset will constitute a Moody's Eligible Asset. For the purposes of calculation of Moody's Eligible Assets, portfolio securities which have been called for redemption by the issuer thereof are valued at the lower of Market Value or the call price of such portfolio securities.

     Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(A) through (i)(F) under the definition of TARPS Basic Maintenance Amount (see "Description of TARPS--Asset Maintenance--TARPS Basic Maintenance Amount") or it is subject to any material lien, mortgage, pledge, security interest or security agreement of any kind (collectively, "Liens"), except for
(a) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Fund will not affect the status of such asset as a Moody's Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Fund by its investment adviser, custodian, transfer agent or registrar or the Auction Agent and (d) Liens by virtue of any repurchase agreement.

     The effect of the foregoing discount factors may be to cause the Fund to invest in higher rated securities than it would if it were not required to maintain specified asset coverage on a discounted basis. This may have the effect of reducing the yield on the portfolio. See "Risk Factors and Special Considerations."

     Preferred Stock

     Under current Moody's guidelines, portfolio securities that are preferred stocks will not be included in the calculation of Discounted Value of the Fund's portfolio unless (a) dividends on such preferred stock are cumulative, (b) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive, equity capital at any time over the respective lives of such securities, (c) the issuer of such preferred stock has common stock listed on either the Exchange or the American Stock Exchange, (d) the issuer of such preferred stock has a senior debt rating from Moody's of Baa1 or higher or a preferred stock rating from Moody's of "baa3" or higher and (e) such preferred stock has paid consistent cash dividends in U.S. dollars over the last three years or has a minimum rating of "a1" (if the issuer of such preferred stock has other preferred issues outstanding that have been paying dividends consistently for the last three years, then a preferred stock without such a dividend history would also be eligible). In addition, the preferred stock must have the following diversification requirements: (x) the preferred stock issue must be greater than $50 million and (y) the minimum holding by the Fund of each issue of preferred stock is $500,000 and the maximum holding of preferred stock of each issue is $5 million. In addition, preferred stocks issued by transportation companies will not be considered as Moody's Eligible Assets.

     The "Moody's Discount Factor" for Moody's Eligible Assets that are preferred stock are (a) 152% for utility preferred stocks, (b) 197% for industrial/financial preferred stocks and (c) 350% for auction rate preferred stocks.

     Other Moody's Eligible Assets

     In addition to corporate debt securities and preferred stocks which satisfy the above requirements, Moody's Eligible Assets also include the following:

          (i) cash (including, for this purpose, interest and dividends due on assets rated (A) Baa3 or higher by Moody's if the payment date is within five Business Days of the date on which the value of the portfolio is being determined for purposes of determining compliance with Moody's or Fitch's investment guidelines (a "Valuation Date"),
          (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and (C) Al or higher if the payment date is within the Exposure Period) and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are (A) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody's or (B)(1) with counterparties having a Moody's long-term debt rating of at least Baa3 or (2) with counterparties having a Moody's short-term money market instrument rating of at least P-1;

          (ii) short-term money market instruments (as defined by Moody's), so long as (A) such securities are rated at least P-1, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or (C) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated Al and the security matures within three months, or (3) is rated at least Aa3 and the security matures within six months; and

          (iii) U.S. Treasury Securities and Treasury Strips (as defined by Moody's).

     A Moody's Discount Factor of 100% will be applied to cash. The Moody's Discount Factor applied to Moody's Eligible Assets that are short term money instruments (as defined by Moody's) will be (a) 100%, so long as portfolio securities mature or have a demand feature at par exercisable within 41 days of the relevant valuation date (the "Exposure Period"), (b) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable within the Exposure Period, and (c) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable within the Exposure Period.

     The Moody's Discount factors for Moody's Eligible Assets that are U.S. Treasury Securities and U.S. Treasury Strips are as follows:

     U.S. Treasury Securities:
                                                                    Discount
     Remaining Term to Maturity                                      Factor
     --------------------------                                     --------

     1 year or less.................................                   107%
     2 years of less (but longer than 1 year).......                   113
     3 years or less (but longer than 2 years)......                   118
     4 years or less (but longer than 3 years)......                   123
     5 years or less (but longer than 4 years)......                   128
     7 years or less (but longer than 5 years)......                   135
     10 years or less (but longer than 7 years).....                   141
     15 years or less (but longer than 10 years)....                   146
     20 years or less (but longer than 15 years)....                   154
     30 years or less (but longer than 20 years)....                   154


     U.S. Treasury Strips:

                                                                    Discount
     Remaining Term to Maturity                                      Factor
     --------------------------                                     --------
     1 year or less.................................                   107%
     2 years of less (but longer than 1 year).......                   114
     3 years or less (but longer than 2 years)......                   120
     4 years or less (but longer than 3 years)......                   127
     5 years or less (but longer than 4 years)......                   133
     7 years or less (but longer than 5 years)......                   145
     10 years or less (but longer than 7 years).....                   159
     15 years or less (but longer than 10 years)....                   184
     20 years or less (but longer than 15 years)....                   211
     30 years or less (but longer than 20 years)....                   236

                          FITCH INVESTORS SERVICE, INC.

FITCH "AAA" RATING GUIDELINES

     For purposes of calculating the Discounted Value of the Fund's portfolio under current Fitch guidelines, the fair market value of portfolio securities eligible for consideration under such guidelines ("Fitch Eligible Assets") must be discounted by certain discount factors set forth below ("Fitch Discount Factors"). The Discounted Value of a portfolio security under the Fitch guidelines is the Market Value thereof determined as specified by Fitch divided by the Fitch Discount Factor. The Fitch Discount Factor with respect to securities other than those described below will be the percentage provided in writing by Fitch.

     Corporate Debt Securities

     Under current Fitch guidelines, portfolio securities that are corporate debt securities will not be deemed "Corporate Bonds" includable in the calculation of the Discounted Value of the Fund's portfolio unless (a) such securities are rated either CCC or higher by Fitch or Caa or higher by Moody's;
(b) such securities provide for the periodic payment of interest in cash in U.S. dollars; (c) such securities do not provide for conversion or exchange into equity capital at any time over their lives; (d) such securities have been registered under the Securities Act or are Rule 144A Securities; and (e) such securities are issued by a U.S. corporation. In addition, bonds which are issued in connection with a reorganization under U.S. federal bankruptcy law (preorganization Bonds) will be considered Corporate Bonds constituting Fitch Eligible Assets, if (a) they are rated CCC or higher by Fitch or, if unrated by Fitch, rated Caa or higher by Moody's; (b) they provide for periodic payment of interest in cash in U.S. dollars; (c) they do not provide for conversion or exchange into equity capital at any time over their lives; (d) they have been registered under the Securities Act or Rule 144A Securities; (e) they were issued by a U.S. corporation; and (f) at the time of purchase at least one year had elapsed since the issuer's reorganization. Reorganization Bonds may also be considered Corporate Bonds constituting Fitch Eligible Assets if they have been approved by Fitch, which approval shall not be unreasonably withheld.

     The Discounted Value of any Fitch Eligible Asset that is a corporate debt security constituting a Fitch Eligible Asset (see "--Corporate Debt Securities" above) is the percentage determined by reference to (i) the rating on such asset (i.e., whether it is a Type I, Type II, Type III, Type IV, Type V, Type VI or Type VII Corporate Bond as defined below) and (ii) the remaining term to maturity of such assets, in accordance with the table set forth below, except that the Fitch Discount Factor applied to Rule 144A Securities will be 110% of the Fitch Discount Factor which would apply were the securities registered under the Securities Act:

Type I Corporate Bonds with remaining maturities of:

     less than or equal to 2 years                                         1.16
     greater than 2 years, but less than or equal to 4 years               1.26
     greater than 4 years, but less than or equal to 7 years               1.40
     greater than 7 years, but less than or equal to 12 years              1.44
     greater than 12 years, but less than or equal to 25 years             1.48
     greater than 25 years, but less than or equal to 30 years             1.52

Type II Corporate Bonds with remaining maturities of:

     less than or equal to 2 years                                         1.25
     greater than 2 years, but less than or equal to 4 years               1.26
     greater than 4 years, but less than or equal to 7 years               1.43
     greater than 7 years, but less than or equal to 12 years              1.44
     greater than 12 years, but less than or equal to 25 years             1.51
     greater than 25 years, but less than or equal to 30 years             1.56

Type III Corporate Bonds with remaining maturities of:

     less than or equal to 2 years                                         1.25
     greater than 2 years, but less than or equal to 4 years               1.29
     greater than 4 years, but less than or equal to 7 years               1.46
     greater than 7 years, but less than or equal to 12 years              1.50
     greater than 12 years, but less than or equal to 25 years             1.55
     greater than 25 years, but less than or equal to 30 years             1.60

Type IV Corporate Bonds with remaining maturities of:

     less than or equal to 2 years                                         1.27
     greater than 2 years, but less than or equal to 4 years               1.32
     greater than 4 years, but less than or equal to 7 years               1.52
     greater than 7 years, but less than or equal to 12 years              1.57
     greater than 12 years, but less than or equal to 25 years             1.63
     greater than 25 years, but less than or equal to 30 years             1.69

Type V Corporate Bonds with remaining maturities of:

     less than or equal to 2 years                                         1.32
     greater than 2 years, but less than or equal to 4 years               1.36
     greater than 4 years, but less than or equal to 7 years               1.59
     greater than 7 years, but less than or equal to 12 years              1.65
     greater than 12 years, but less than or equal to 25 years             1.72
     greater than 25 years, but less than or equal to 30 years             1.80

Type VI Corporate Bonds with remaining maturities of:

     less than or equal to 2 years                                         1.37
     greater than 2 years, but less than or equal to 4 years               1.40
     greater than 4 years, but less than or equal to 7 years               1.67
     greater than 7 years, but less than or equal to 12 years              1.74
     greater than 12 years, but less than or equal to 25 years             1.82
     greater than 25 years, but less than or equal to 30 years             1.91

Type VII Corporate Bonds with remaining maturities of:

     less than or equal to 2 years                                         1.37
     greater than 2 years, but less than or equal to 4 years               1.64
     greater than 4 years, but less than or equal to 7 years               2.28
     greater than 7 years, but less than or equal to 12 years              2.49
     greater than 12 years, but less than or equal to 25 years             2.74
     greater than 25 years, but less than or equal to 30 years             3.06


For purposes of the foregoing:

"Type I Corporate Bonds" means Corporate Bonds (as defined above) rated either AAA by Fitch or, if not rated by Fitch, rated AAA by S&P and Aaa by Moody's;

"Type II Corporate Bonds" means Corporate Bonds rated either at least AA- by Fitch or, if not rated by Fitch, rated at least AA- by S&P and at least Aa3 by Moody's which do not constitute Type I Corporate Bonds;

"Type III Corporate Bonds" means Corporate Bonds rated either at least A- by Fitch or, if not rated by Fitch, rated at least A- by S&P and at least A3 by Moody's which do not constitute Type I or Type II Corporate Bonds.

"Type IV Corporate Bonds" means Corporate Bonds rated either at least BBB- by Fitch or, if not rated by Fitch, rated at least BBB- by S&P and at least Baa3 by Moody's which do not constitute Type I, Type II or Type III Corporate Bonds;

"Type V Corporate Bonds" means Corporate Bonds rated either at least BB- by Fitch or, if not rated by Fitch, rated at least BB- by S&P and at least Ba3 by Moody's which do not constitute Type I, Type II, Type III or Type IV Corporate Bonds;

"Type VI Corporate Bonds" means Corporate Bonds rated either at least B- by Fitch or, if not rated by Fitch, rated at least B- by S&P and at least B3 by Moody's which do not constitute Type I, Type II, Type III, Type IV or Type V Corporate Bonds; and

"Type VII Corporate Bonds" means Corporate Bonds rated either at least CCC by Fitch or, if not rated by Fitch, rated at least CCC by S&P and at least Caa by Moody's which do not constitute Type I, Type II, Type III, Type IV, Type V or Type VI Corporate Bonds.

     In addition, portfolio holdings as described below must be within the following diversification and issue size requirements in order to be included in Fitch Eligible Assets:

Type of             Maximum Single     Maximum Single      Minimum Issue in
Corporate Bond     Issuer (%) (1,2)   Industry (%)(3,4)   Size ($ in millions)
--------------     ----------------   -----------------   --------------------
Type I............       100%             100%                    $100
Type II...........         20               75                     100
Type III (4)......         10               50                     100
Type IV...........          6               25                     100
Type V............          4               16                   50(5)
Type VI...........          3               12                   50(5)
Type VII..........          2                8                   50(5)

----------
(1) Companies subject to common ownership of 25% or more are considered as one name.
(2) Percentages represent a portion of the aggregate Market Value of corporate securities.
(3) Industries are determined according to industry classifications specified by Fitch ("Fitch Industry Classifications") (see below).
(4) Includes Short Term Money Market Instruments which do not constitute Type I or Type II Corporate Bonds and which have a maturity greater than the Exposure Period.
(5) Collateral bonds from issues ranging from $50 million to $100 million are limited to 20% of the collateral pool.

     The Fitch Industry Classifications, for the purposes of determining Fitch Eligible Assets, mean the following industry classifications, determined with respect to particular issues in the discretion of the Fund:

     Aerospace & Defense
     Automobiles
     Banking, Finance & Insurance
     Building & Materials
     Chemicals Computers &
     Electronics Consumer Products
     Energy
     Environmental Services
     Farming & Agriculture
     Food, Beverage & Tobacco
     Healthcare & Pharmaceutical
     Industrial Machinery
     Media, Leisure & Entertainment
     Metals & Mining
     Miscellaneous
     Paper & Forest Products
     Retail
     Sovereigns
     Textiles & Furniture
     Transportation
     Utilities

     Other Fitch Eligible Assets.

     Other Fitch Eligible Assets include the following:

     (i) cash (including, for this purpose, interest and dividends due on assets rated (A) Baa3 or higher by Moody's, BBB or higher by S&P or BBB or higher by Fitch if the payment date is within five Business Days of the Valuation Date,
(B) A2 or higher by Moody's and either A or higher by S&P or A or higher by Fitch if the payment date is within thirty days of the Valuation Date, and (C) Al or higher by Moody's and either A+ or higher by S&P or A+ or higher by Fitch if the payment date is within the Exposure Period) and receivables for Fitch Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are (A) settled through clearing house firms with respect to which the Fund has received prior written authorization from Fitch or (B) (1) with counterparties having a Fitch long-term debt rating of at least BBB- by Fitch, if rated by Fitch or, if not rated by Fitch, then rated at least BBB- by S&P and rated at least Baa3 by Moody's or (2) with counterparties having a Fitch Short-Term Money Market Instrument rating of at least F-1+ by Fitch, if rated by Fitch or, if not rated by Fitch, then rated at least A-1 by S&P and rated at least P-1 by Moody's;

     (ii) Short-Term Money Market Instruments so long as (A) such securities are rated at least P-1 by Moody's and either at least A-1 + by S&P or F1+ by Fitch,
(B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2 by Moody's and either at least A by S&P or A by Fitch, or (C) in all other cases, the supporting entity (1) is rated at least A2 by Moody's and at least A by S&P and the security matures within one month, (2) is rated at least Al by Moody's and either at least A+ by S&P or at least A by Fitch and the security matures within three months or (3) is rated at least Aa3 by Moody's and either at least AA by S&P or at least AA by Fitch and the security matures within six months; and

     (iii) U.S. Treasury Securities.

The Fitch Discount Factors for Fitch Eligible Assets that are U.S. Treasury Securities are as follows:

U.S. Treasury Securities with remaining maturities of:

     less than or equal to 1 year                                    1.06
     greater than 1 year, but less than or equal to 2 years          1.11
     greater than 2 years, but less than or equal to 5 years         1.16
     greater than 5 years, but less than or equal to 15 years        1.24
     greater than 25 years, but less than or equal to 30 years       1.26

     The Fitch Discount Factor applied to short-term portfolio securities will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Exposure Period and, (B) 125%, so long as such portfolio securities neither mature nor have a demand feature at par exercisable within the Exposure Period. A Fitch Discount Factor of 100% will be applied to cash.

     Under Fitch's current guidelines, portfolio securities that are preferred stocks will not be deemed Fitch Eligible Assets.

     When the Fund sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Fitch Eligible Asset and the amount the Fund is required to pay upon repurchase of such asset will count as a liability for the purposes of the TARPS Basic Maintenance Amount. Where the Fund purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Fund thereby will constitute a Fitch's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and A by S&P and such agreement has a term of 30 days or less; otherwise the Discounted Value of such asset will constitute a Fitch Eligible Asset.

     Notwithstanding the foregoing, an asset will not be considered a Fitch Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(A) through (i)(F) under the definition of TARPS Basic Maintenance Amount (see "Description of TARPS--Asset Maintenance") or it is subject to any material Lien, except for (a) Liens which are being contested in good faith by appropriate proceedings and which Fitch has indicated to the Fund will not affect the status of such asset as a Fitch Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Fund by its investment adviser, the Fund's custodian, transfer agent or registrar or the Auction Agent and (d) Liens by virtue of any repurchase agreement.

                                      * * *

     For so long as any of the TARPS is Outstanding and either Moody's, Fitch or any Other Rating Agency is rating the TARPS, the Fund will not, unless it has received written confirmation from Moody's, Fitch or any Other Rating Agency as applicable, that any such action would not impair the respective rating then assigned by Moody's, Fitch, or such Other Rating Agency to the TARPS, engage in any one or more of the following transactions: (i) purchase or sell futures contracts or options thereon with respect to portfolio securities or write unsecured put or uncovered call options on portfolio securities, engage in options transactions involving cross-hedging, or enter into any swap transaction; or (ii) borrow money, except that the Fund may, without the written confirmation described above, borrow money for the purpose of clearing securities transactions; provided that the TARPS Basic Maintenance Amount would continue to be satisfied after giving effect to such borrowing and if the borrowing matures in not more than 60 days and is non-redeemable; or (iii) except in connection with a refinancing of the TARPS, issue any class or series of stock ranking prior to or on a parity with the TARPS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, or reissue any shares of TARPS previously purchased or redeemed by the Fund; or (iv) engage in any short sales of securities; or (v) lend portfolio securities; or (vi) merge or consolidate into or with any other corporation. For purposes of valuation of Eligible Assets: (A) if the Fund writes a call option, the underlying asset will be valued as follows: (1) if the option is exchange-traded and may be offset readily or if the option expires before the earliest possible redemption of the TARPS, at the lower of the Discounted Value of the underlying security of the option and the exercise price of the option or (2) otherwise, it has no value; (B) if the Fund writes a put option, the underlying asset will be valued as follows: the lesser of (1) exercise price and (2) the Discounted Value of the underlying security; and (C) call or put option contracts which the Fund buys have no value. For so long as TARPS are rated by Moody's or Fitch: (A) the Fund will not engage in options transactions for leveraging or speculative purposes; (B) the Fund will not write or sell any anticipatory contracts pursuant to which the Fund hedges the anticipated purchase of an asset prior to completion of such purchase; (C) the Fund will not enter into an option transaction with respect to portfolio securities unless, after giving effect thereto, the Fund would continue to have Eligible Assets with an aggregate Discounted Value equal to or greater than the TARPS Basic Maintenance Amount; (D) the Fund will not enter into an option transaction with respect to portfolio securities unless after giving effect to such transaction the Fund would continue to be in compliance with the provisions relating to the TARPS Basic Maintenance Amount; (E) for purposes of the TARPS Basic Maintenance Amount assets in margin accounts are not Eligible Assets; (F) the Fund shall write only exchange-traded options on exchanges approved by Moody's (if Moody's is then rating the TARPS) and Fitch (if Fitch is then rating the TARPS); (G) where delivery may be made to the Fund with any of a class of securities, the Fund shall assume for purposes of the TARPS Basic Maintenance Amount that it takes delivery of that security which yields it the least value;
(H) the Fund will not engage in forward contracts; and (I) there shall be a quarterly audit made of the Fund's options transactions by the Fund's independent accountants to confirm that the Fund is in compliance with these standards.

     The Board of Directors may, without approval of any Holder of TARPS or any other stockholder of the Fund, from time to time amend, alter or repeal any or all of the definitions required to be contained in the Articles by Moody's, Fitch or any Other Rating Agency in the event the Fund receives written confirmation from the appropriate rating agency that any such amendment, alteration or repeal would not impair the rating then assigned to the TARPS by such rating agency. In addition, the Board of Directors, without the vote or consent of the Fund's stockholders, may from time to time adopt, amend, alter or repeal any or all of additional or other definitions or add covenants and other obligations of the Fund (e.g., maintenance of a minimum liquidity level) or confirm the applicability of covenants and other obligations in connection with obtaining or maintaining the rating of Moody's, Fitch or any Other Rating Agency with respect to the TARPS. See "Description of TARPS--Voting Rights."

                                   APPENDIX B

                 DESCRIPTIONS OF MOODY'S, FITCH AND S&P RATINGS

                                  ------------

                         MOODY'S INVESTORS SERVICE, INC.

LONG-TERM DEBT

         Long-term debt rating symbols and their definitions are as follows:

Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are "Baa" rated are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ABSENCE OF RATING

         Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

         Should no rating be assigned, the reason may be one of the following:

         1.  An application for rating was not received or accepted.

         2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

         3. There is a lack of essential data pertaining to the issue or issuer.

         4. The issue was privately placed, in which case the rating is not published in Moody's publications.

         Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

NOTE

         Moody's applies numerical modifiers 1, 2 and 3 in each generic range classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

SHORT-TERM DEBT

         Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year.

         Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

         Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         --  Leading market positions in well-established industries.
         --  High rates of return on funds employed.
         -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.
         -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
         -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

PREFERRED STOCK

         Preferred stock rating symbols and their definitions are as follows:

aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

baa An issue which is rated "baa" is considered to be medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

c This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                          FITCH INVESTORS SERVICE, INC.

INVESTMENT GRADE BOND AND PREFERRED STOCK RATINGS

AAA Bonds and preferred stock considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest or dividends and repay principal, which is unlikely to be affected by reasonable foreseeable events.

AA Bonds and preferred stock considered to be investment grade and of very high credit quality. The obligor's ability to pay interest or dividends and repay principal is very strong, although not quite as strong as bonds or preferred stock rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short term debt of these issuers is generally rated "F--1+".

A Bonds and preferred stock considered to be investment grade and of high credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds or preferred stock with higher ratings.

BBB Bonds and preferred stock considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities, and therefore impair timely payment. The likelihood that the ratings of these bonds or preferred stock will fall below investment grade is higher than for securities with higher ratings.

Plus (+)       Plus and minus signs are used with a rating symbol to indicate
Minus (-)      the  relative position of a credit within the rating category.
               Plus and minus signs, however, are not used in the "AAA" category.

NR             Indicated that Fitch does not rate the specific issue.

Conditional    A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended      A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn      A rating will be withdrawn when an issue natures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FitchAlert     Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

Credit Trend Credit trend indicators are not predictions that any rating change will occur, and have a longer-term time frame than issuers placed on FitchAlert.

SPECULATIVE GRADE BOND AND PREFERRED STOCK RATINGS

         Fitch speculative grade bond or preferred stock ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest or dividends in accordance with the terms of obligation for issues not in default. For defaulted bonds or preferred stock, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

         Bonds or preferred stock that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB Bonds and preferred stock are considered speculative. The obligor's ability to pay interest or dividends and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements or paying dividends.

B              Bonds and preferred stock are considered highly speculative.
               While securities in this class are currently meeting debt service requirements or paying dividends, the probability of continued timely payment of principal and interest or dividends reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds and preferred stock have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds and preferred stock are minimally protected. Default in payment of dividends or interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal or suspension of preferred stock dividends is imminent.

DDD,           Bonds are in default on interest and/or principal payments or
DD, and D      preferred stock dividends are suspended. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these securities, and "D" represents the lowest potential for recovery.

Plus (+)       Plus and minus signs are used with a rating symbol to indicate
Minus (-)      the relative position of a credit withinthe rating category.
               Plus and minus signs, however, are not used in the "DDD", "DD", or "D"; categories.

SHORT-TERM RATINGS

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-5 Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D Default. Issues assigned this rating are in actual or imminent payment default.

LOC The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

EURO ISSUERS/EURO DOLLARS

         These securities have not been and will not be registered under the U.S. Securities Act of 1933. Any offer or sale of notes in the U.S. (including its territories and possessions and all areas subject to it jurisdiction or to nationals or residents thereof, including any corporation or other entity created or organized therein) may constitute a violation of U.S. law.

CLAIMS-PAYING ABILITY RATINGS

         Fitch claims-paying ability ratings provide an assessment of an insurance company's financial strength and, therefore, its ability to pay policy and contract claims under the terms indicated. The rating does not apply to non-policy obligations of the insurer, such as debt obligations (which are addressed under Fitch's bond ratings), nor does it apply to the suitability or terms of any individual policy or contract.

AAA The ability to pay claims is extremely strong for insurance companies with this highest rating. Foreseeable business and economic risk factors should not have any material adverse impact on the ability of these insurers to pay claims. Profitability, overall balance sheet strength, capitalization, and liquidity are all at very secure levels and are unlikely to be affected by potential adverse underwriting, investment, or cyclical events.

AA Insurance companies with this rating are very strong and only slightly more susceptible to exhibiting any weakening of financial strength due to adverse business and economic developments. Any foreseeable deterioration in financial strength would still leave carriers in this category with a strong claims-paying ability.

A Issuers in this category are strong companies with no immediate expectations for encountering events significant enough to weaken their claims-paying ability. However, major business or cyclical pressures are more likely to have an adverse impact on profitability, liquidity, and capitalization and, therefore, on the ability to pay claims.

BBB Companies in this category have adequate financial strength and claims-paying capability. For insurers with this rating, longer-term obligations would be more susceptible to claims-paying concerns under adverse circumstances than for higher rated companion.

BB For insurers rated in this category, the ability to pay claims is vulnerable to company-specific adverse financial events or stressful cyclical downturns. It will be more difficult for carriers with this rating to maintain adequate claims-paying ability under severe business and economic circumstances.

B There is significant risk that companies in this category will not be able to pay claims when due. Liquidity and capital adequacy are likely to be impaired under even moderately negative business and economic developments.

CCC, CC,       Insurance companies with one of these ratings are considered
and C          very weak with respect to their ability to pay claims. The carrier may be under the supervision of a state insurance department and already may not be making all policy claims payments in a timely fashion.

D Insurance carriers have been placed in liquidation by state insurance departments and policy claims payments are being controlled, delayed, or reduced.

Plus (+)       Plus and minus signs are used with a rating symbol to indicate
Minus (-)      the relative position of a credit within the rating category.
               Plus and minus signs, however, are not used in the "AAA" and "D" categories.

SERVICER RATINGS

         Master servicers service performing multifamily and commercial mortgage loans. The servicer's responsibilities typically include: collecting monthly principal, interest, and escrow payments from individual mortgagors and, in some instances, subservicers; remitting funds to the trustees; investor reporting; performing property inspections; gathering and reviewing property financial statements; and monitoring and managing delinquencies and problem loan resolutions.

Acceptable     Servicer possesses a solid management team, proven experience servicing multifamily and commercial mortgage loans, effective in-place policies, procedures and controls, and thorough systems and reporting capabilities.

Unacceptable   Servicer seriously deficient in any of the aforementioned
               categories and unacceptable to Fitch. Use of such a servicer most likely would preclude Fitch rating the transaction's debt securities at "BBB" or higher levels.

         Special servicers are key to maintaining the credit quality of a pool of nonperforming commercial mortgages and real estate owned assets. In assessing and analyzing a servicer's capabilities, Fitch reviews several key factors, including the servicer's management team, organizational structure, track record, and workout and asset disposition experience and strategies.

Superior Special servicer considered to be of the highest quality. A servicer in this category possesses a strong, seasoned management team, extensive workout and disposition experience, and, typically, significant financial resources.

Above Average Special servicer considered to be of very high quality. A servicer in this category possesses a strong management team, with good workout and disposition experience, and may have significant financial resources.

Average Special servicer considered to be of high quality. A servicer in this category possesses adequate workout and disposition experience but may lack significant financial resources.

Below Average     Servicer considered to be of acceptable, but sub-par,
                  quality. Senior management is relatively unseasoned, workout experience is minimal, and typically lacks significant financial resources.

Unacceptable      Servicer unacceptable to Fitch. Use of such a servicer
                  probably would preclude Fitch's rating the transaction's debt securities at "BBB" or higher levels.

                          STANDARD & POOR'S CORPORATION

LONG-TERM DEBT

AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from "AAA" issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B,            Debt rated "BB", "B", "CCC", "CC" and "C" is regarded, on
CCC, CC, C        balance, as predominantly speculative  with respect to
                  capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B Debt rated "B" has a greater vulnerability to default than debt rated "BB" but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC An obligation rated "CC" is currently highly vulnerable to nonpayment.

C The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or       The ratings from "AA" to "CCC" may be modified by the addition
minus (-)         of a plus or minus sign to show relative standing within the major rating categories.

r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

DUAL RATING DEFINITIONS

         Standard & Poor's assigns "dual" ratings to all debt issues that have as part of their structure a put option or demand feature.

         The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA"/"A-l+n"). If the nominal maturity is short (three years or less), a note rating is used with commercial paper rating symbols.

SHORT-TERM ISSUE CREDIT RATINGS

         A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

                  -- Amortization schedule--the larger the final maturity relative to other maturities the more likely it will be treated as a note.
                  -- Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

         SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

         SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         SP-3              Speculative capacity to pay principal and interest.

PREFERRED STOCK

         A Standard & Poor's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

         The preferred stock ratings are based on the following considerations:

         1. Likelihood of payment - capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

         2. Nature of, and provisions of, the issue;

         3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

         AA A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA".

         A An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for preferred stock in this category than for issues in the "A" category.

         BB,B Preferred stock rated "BB", "B", or "CCC" is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations.

         CCC "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         CC The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

         C        A preferred stock rated "C" is a non-paying issue.

         D A preferred stock rated "D" is a non-paying issue with the issuer in default on debt instruments.

         N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Plus (+) or       To provide more detailed indications of preferred stock
Minus (-)         quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                   APPENDIX C

               TO BE SUBMITTED TO YOUR BROKER-DEALER WHO WILL THEN

                      DELIVER COPIES ON YOUR BEHALF TO THE
                          AUCTION OR REMARKETING AGENT
                            MASTER PURCHASER'S LETTER
                                   RELATING TO
                       SECURITIES INVOLVING RATE SETTINGS
                        THROUGH AUCTIONS OR REMARKETINGS

THE COMPANY
A REMARKETING AGENT
THE AUCTION AGENT
A BROKER-DEALER
AN AGENT MEMBER
OTHER PERSONS

Dear Sirs:

         1. This letter is designed to apply to publicly or privately offered debt or equity securities ("Securities") of any issuer ("Company") which are described in any final prospectus or other offering materials relating to such Securities as the same may be amended or supplemented (collectively, with respect to the particular Securities concerned, the "Prospectus") and which involve periodic rate settings through auctions ("Auctions") or remarketing procedures ("Remarketings"). This letter shall be for the benefit of any Company and of any auction agent, paying agent (collectively, "auction agent"), remarketing agent, broker-dealer, agent member, securities depository or other interested person in connection with any Securities and related Auctions or Remarketings (it being understood that such persons may be required to execute specified agreements and nothing herein shall alter such requirements). The terminology used herein is intended to be general in its application and not to exclude any Securities in respect of which (in the Prospectus or otherwise) alternative terminology is used.

         2. We may from time to time offer to purchase, purchase, offer to sell and/or sell Securities of any Company as described in the Prospectus relating thereto. We agree that this letter shall apply to all such purchases, sales and offers and to Securities owned by us. We understand that the dividend/interest rate on Securities may be based from time to time on the results of Auctions or Remarketings as set forth in the Prospectus.

         3. We agree that any bid or sell order placed by us in an Auction or a Remarketing shall constitute an irrevocable offer (except as otherwise described in the Prospectus) by us to purchase or sell Securities subject to such bid or sell order, or such lesser amount of Securities as we shall be required to sell or purchase as a result of such Auction or Remarketing, at the applicable price, all as set forth in the Prospectus, and that if we fail to place a bid or sell order with respect to Securities owned by us with a broker-dealer on any Auction or Remarketing Date, or a broker-dealer to which we communicate a bid or sell order fails to submit such bid or sell order to the auction agent or remarketing agent concerned, we shall be deemed to have placed a hold or a sell order with respect to such Securities as described in the Prospectus. We authorize any broker-dealer that submits a bid or sell order as our agent in Auctions or Remarketings to execute contracts for the sale of Securities by such bid or sell order. We recognize that the payment of such broker-dealer for Securities purchased on our behalf shall not relieve us of any liability to such broker-dealer for payment for such Securities.

         4. We understand that in a Remarketing, the dividend or interest rate or rates on the Securities and the allocation of Securities tendered for sale between dividend or interest periods of different lengths will be based from time to time on the determinations of one or more remarketing agent(s), and we agree to be conclusively bound by such determinations. We further agree to the payment of different dividend or interest rates to different holders of Securities depending on the length of the dividend or interest period elected by such holders. We agree that any notice given by us to a remarketing agent (or a broker-dealer for transmission to a remarketing agent) of our desire to tender Securities in a Remarketing shall constitute an irrevocable (except to the limited extent set forth in the Prospectus) offer by us to sell the securities specified in such Notice, or such lesser number of Securities as we shall be required to sell as a result of such Remarketing, in accordance with the terms set forth in the Prospectus, and we authorize the remarketing agent to sell, transfer or otherwise dispose of such Securities as set forth in the Prospectus.

         5. We agree that, during the applicable period as described in the Prospectus, dispositions of Securities can be made only in the denominations set forth in the Prospectus and we will sell, transfer or otherwise dispose of any Securities held by us from time to time only pursuant to a bid or sell order placed in an Auction, in a Remarketing, to or through a broker-dealer or, when permitted in the Prospectus, to a person that has signed and delivered to the applicable auction agent or a remarketing agent a letter substantially in the form of this letter (or other applicable purchaser's letter), provided that in the case of all transfers other than pursuant to Auctions or Remarketings we or our broker-dealer or our agent member shall advise such auction agent or a remarketing agent of such transfer. We understand that a restrictive legend will be placed on certificates representing the Securities and stop-transfer instructions will be issued to the transfer agent and/or registrar, all as set forth in the Prospectus.

         6. We agree that, during the applicable period as described in the Prospectus, ownership of Securities shall be represented by one or more global certificates registered in the name of the applicable securities depository or its nominee, that we will not be entitled to receive any certificate representing the Securities and that our ownership of any Securities will be maintained in book-entry form by the securities depository for the account of our agent member, which in turn will maintain records of our beneficial ownership. We authorize and instruct our agent member to disclose to the applicable auction agent or remarketing agent such information concerning our beneficial ownership of Securities as such auction agent or remarketing agent shall request.

         7. We acknowledge that partial deliveries of Securities purchased in Auctions or Remarketings may be made to us and such deliveries shall constitute good delivery as set forth in the Prospectus.

         8. This letter is not a commitment by us to purchase any Securities.

         9. This letter supersedes any prior-dated version of this master purchaser's letter, and supplements any prior to post-dated purchaser's letter specific to any particular Securities, and this letter may only be revoked by a signed writing delivered to the original recipients hereof.

         10. The descriptions of Auction or Remarketing procedures set forth in each applicable Prospectus are incorporated by reference herein and in case of any conflict between this letter, any purchaser's letter specific to particular Securities and any such description, such description shall control.

         11. Any xerographic or other copy of this letter shall be deemed of equal effect as a signed original.

         12. Our agent member of The Depository Trust company currently is

         13. Our personnel authorized to place orders with broker-dealers for the purposes set forth in the Prospectus in Auctions or Remarketings currently is/are , telephone number ( )

         14. Our taxpayer identification number is

         15. In the case of each offer to purchase, purchase, offer to sell or sale by us of Securities not registered under the Securities Act of 1933, as amended (the "Act"), we represent and agree as follows:

                  (A) We understand and expressly acknowledge that the Securities have not been and will not be registered under the Act and, accordingly, that the Securities may not be reoffered, resold or otherwise pledged, hypothecated or transferred unless an applicable exemption from the registration requirements of the Act is available.

                  (B) We hereby confirm that any purchase of Securities made by us will be for our own account, or for the account of one or more parties for which we are acting as trustee or agent with complete investment discretion and with authority to bind such parties, and not with a view to any public resale or distribution thereof. We and each other party for which we are acting which will acquire Securities will be "accredited investors" within the meaning of Regulation D under the Act with respect to the Securities to be purchased by us or such party, as the case may be, will have previously invested in similar types of instruments and will be able and prepared to bear the economic risk of investing in and holding such Securities.

                  (C) We acknowledge that prior to purchasing any Securities we shall have received a Prospectus (or private placement memorandum) with respect thereto and acknowledge that we will have had access to such financial and other information, and have been afforded the opportunity to ask such questions or representatives of the Company and receive answers thereto, as we deem necessary in connection with our decision to purchase Securities.

                  (D) We recognize that the Company and broker-dealers will rely upon the truth and accuracy of the foregoing investment representations and agreements, and we agree that each of our purchases of Securities now or in the future shall be deemed to constitute our concurrence in all of the foregoing which shall be binding on us and each party for which we are acting as set forth in Subparagraph B above.

================================================================================
NO DEALER, SALESPERSON OR ANY OTHER PERSON IS AUTHORIZED IN CONNECTION WITH ANY OFFERING MADE HEREBY TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ANY OF THE UNDERWRITERS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY BY ANYONE IN ANY STATE IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED OR IN WHICH THE PERSON MAKING THE OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL UNDER ANY CIRCUMSTANCE CREATE ANY IMPLICATION THAT INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY DATE SUBSEQUENT TO THE DATE HEREOF.

                         ----------
                     TABLE OF CONTENTS
                                                      PAGE
                                                      ----

Prospectus Summary....................................
Financial Highlights..................................
The Fund..............................................
Capitalization & Information Regarding Senior
Securities............................................
Portfolio Composition.................................
Use of Proceeds.......................................
Investment Objective and Policies.....................
Management of the Fund................................
Portfolio Trading.....................................
Determination of Net Asset Value......................
Share Repurchases; Conversion to Open-End Status......
The Auction...........................................
Description of TARPS..................................
Description of Senior Notes...........................
Risk Factors and Special Considerations...............
Federal Taxation......................................
Description of Capital Stock..........................
Custodian, Transfer Agent, Dividend Disbursing Agent,
  Paying Agent and Registrar..........................
Underwriting..........................................
Certain Legal Matters.................................
Experts...............................................
Reports to Stockholders...............................
Available Information.................................
Glossary..............................................
Financial Statements..................................F-1
Appendix A: Rating Agency Guidelines..................A-1
Appendix B: Description of Moody's, Fitch and S&P
  Ratings.............................................B-1
Appendix C: Master Purchaser's Letter.................C-1



                                   $35,000,000

                                     [LOGO]

                               PROSPECT STREET(R)
                           HIGH INCOME PORTFOLIO INC.


                                 1,400 SHARES OF
                          SERIES A TAXABLE AUCTION RATE
                                 PREFERRED STOCK
                             LIQUIDATION PREFERENCE
                                $25,000 PER SHARE



                               -------------------
                               P R O S P E C T U S
                               -------------------




                            BEAR, STEARNS & CO. INC.


                                         , 1998

================================================================================

                   PROSPECT STREET HIGH INCOME PORTFOLIO INC.

PART C - OTHER INFORMATION

Item 24: Financial Statements and Exhibits

1. Financial Statements

(1) Financial Statements

                      (i)    -- Schedule of Investments as of October 31, 1997
                      (ii)   -- Balance Sheet as of October 31, 1997
                      (iii)  -- Statement of Operations for the fiscal year
                                ended October 31, 1997
                      (iv)   -- Statement of Cash Flows for the fiscal year
                                ended October 31, 1997
                      (v)    -- Statement of Changes in Net Assets for the
                                fiscal years ended October 31, 1997 and 1996
                      (vi)   -- Financial Highlights for each Share of Common
                                Stock Outstanding for the fiscal years ended
                                October 31, 1993, 1994, 1995, 1996 and 1997
                      (vii)  -- Notes to Financial Statements for the fiscal
                                year ended October 31, 1997
                      (viii) -- Report of Independent Accountants dated December
                                5, 1997

Statements, schedules and historical information other than these listed above have been omitted since they are either not applicable, or not required or the required information is shown in the financial statements or notes thereto.


2. Exhibits

(a) (1)    -- Articles of Amendment and Restatement**
    (2) -- Form of Articles Supplementary of Prospect Street High Income Portfolio Inc. Establishing and Defining the Rights and Preferences of the Series A Taxable Auction Rate Preferred Stock, to be filed with the State Department of Assessments and Taxation of the State of Maryland**
(b)        -- Amended and Restated By-Laws of the Registrant+
(c)        -- Not applicable
(d) (1)    -- Specimen certificate of Common Stock*
    (2)    -- Specimen certificate of Old TARPS*
    (3)    -- Specimen Certificate for shares of TARPS**
    (4) -- Documents relating to Surety Bond issued by Financial Security Assurance Inc. (See Exhibits (k)(5) and (k)(6) below)
    (5)    -- Note Purchase Agreement dated as of July 15, 1993, as amended and restated December 16, 1993, between the Registrant and Pacific Mutual Life Insurance Company, including Form of Promissory Note+
    (6) -- Information Agent Agreement between the Registrant and Corporate Investor Communications, Inc.++
(e)        -- Dividend Reinvestment Plan of the Registrant+
(f)        -- Not applicable
(g)        -- Advisory Agreement between Registrant and Prospect Street
              Investment Management Co., Inc.+
(h)        -- Form of Underwriting Agreement**
(i)        -- Not applicable
(j)        -- Custodian Agreement between the Registrant and State Street Bank and Trust Company+
(k) (1)    -- Registrar, Transfer Agency and Service Agreement between the
              Registrant and State Street Bank and Trust Company+
    (2) -- Auction Agent Agreement dated as of May 7, 1990 between the Registrant and Bankers Trust Company+
    (3) -- Amendment, dated as of October 29, 1993, to a Broker-Dealer Agreement dated as of May 7, 1990, among the Registrant, Bankers Trust Company and Bear, Stearns & Co., Inc.+
    (4) -- Letter Agreement among Registrant, Bankers Trust Company and The Depository Trust Company+
    (5) (A)-- Insurance Agreement between the Registrant and Financial Security Assurance Inc.+
        (B)-- Amendment No. 1 to the Insurance Agreement between the Registrant and Financial Security Assurance Inc.+
    (6) -- Custody Agreement between Bankers Trust Company and Financial Security Assurance Inc.+
    (7) -- Form of Auction Agent Agreement with respect to the TARPS, of the Registrant#
    (8) -- Form of Letter of Representations Agreement with respect to the TARPS of the Registrant**
    (9) -- Form of Broker-Dealer Agreement with Bear, Stearns & Co. Inc. with respect to the TARPS of the Registrant#
(l) (1)    -- Opinion and Consent of Olshan Grundman Frome & Rosenzweig LLP**
    (2)    -- Opinion and Consent of Piper & Marbury L.L.P.**
(m)        -- Not applicable
(n)        -- Consent of Arthur Andersen LLP#
(o)        -- Not applicable
(p)        -- Subscription Agreement dated as of November 21, 1988 from Prospect
              Street Investment Management Co., Inc.++
(q)        -- Not applicable
(r)        -- Powers of Attorney (incorporated by reference to the signature pages to Registrant's Registration Statement on p. II-7).
Footnote
Reference Description

* Exhibits incorporated by reference to Pre-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-2, File No. 33-21949.
#     Filed herewith.
+ Incorporated by reference to the Registrant's Registration Statement on Form N-2, File No. 333-2067.
++ Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2, File No. 333-2067.
**    To be filed by Amendment.

Item 25: Marketing Arrangements

Not Applicable.

Item 26: Other Expenses of Issuance and Distribution

Securities and Exchange Commission fees          $ 10,325
Printing and engraving expenses                  $ 50,000
Legal fees and expenses                           125,000
Accounting fees and expenses                       25,000
Miscellaneous expenses                            109,675

Total                                            $320,000

Item 27: Persons Controlled by or under Common Control with Registrant

Registrant and the following corporations (as indicated) are under common control of Richard E. Omohundro, Jr. ("Omohundro, Jr."), Joseph G. Cote ("Cote") and John A. Frabotta ("Frabotta") by virtue of their stock ownership and positions with such corporations which are indicated below. None of the corporations are subsidiaries of the Registrant.

1. Prospect Street Investment Management Co., Inc.
(a Massachusetts corporation) ("PSIM")
Business:Investment adviser registered under the Investment Advisers Act of 1940. PSIM serves as investment adviser of the Registrant.


Control Persons                       Positions
--------------------                  ---------------------------------------------------------------------
Omohundro, Jr.                        40% shareholder, Co-President, Chairman of the Board, Chief Executive
                                      Officer, Treasurer and Director
Cote                                  40% shareholder, Co-President and Director
Frabotta                              20% shareholder, Vice President, Secretary and Director


2. Prospect Street Mezzanine Management Co., Inc.
(a Massachusetts corporation)
Business:Investment Adviser to and general partner of Bridge Investors, L.P., a private investment partnership.

Control Persons                       Positions
--------------------                  ---------------------------------------------------------------------
Omohundro, Jr.                        40% shareholder, Co-President, Chief Executive Officer, Treasurer and
                                      Director
Cote                                  40% shareholder, Co-President and Director
Frabotta                              20% shareholder, Vice President, Secretary and Director


3. Prospect Street Senior Loan Management Co., Inc.
(a Massachusetts corporation)
Business:Investment Adviser to Prospect Street Senior Portfolio, L.P., ("Senior Portfolio")

Control Persons                       Positions
--------------------                  ---------------------------------------------------------------------
Omohundro, Jr.                        37.5% shareholder, Co-President, Chief Executive Officer, Treasurer and
                                      Director
Cote                                  37.5% shareholder, Co-President and Director
Frabotta                              20% shareholder


4. Prospect Street Senior Loan Corp.
(a Massachusetts corporation)
Business:General Partner to Senior Portfolio

Control Persons                       Positions
--------------------                  ---------------------------------------------------------------------
Omohundro, Jr.                        37.5% shareholder, Co-President, Chief Executive Officer, Treasurer and
                                      Director
Cote                                  37.5% shareholder, Co-President and Director
Frabotta                              20% shareholder


5. COMO Securities, Inc. (a Massachusetts corporation) ("COMO") Business:COMO is a registered broker/dealer.

Control Persons                       Positions
--------------------                  ---------------------------------------------------------------------
Omohundro, Jr.                        30% shareholder, Co-President, Chief Executive Officer, Treasurer and
                                      Director
Cote                                  30% shareholder, Co-President and Director
Frabotta                              10% shareholder, Vice President, Secretary and Director


6. Prospect Street Connecticut Capital Inc.
(a Massachusetts corporation)
Business:Investment Adviser to and general partner of Prospect St. Financial
Developments L.P.


Control Persons                       Positions
--------------------                  ---------------------------------------------------------------------
Omohundro, Jr.                        27.55% shareholder, Co-President and Director
Cote                                  27.55% shareholder, Co-President and Director
Frabotta                              13.27% shareholder, Vice-President, Secretary and Director


7. Prospect Street Discovery Fund Inc. (a Massachusetts corporation) Business:Investment Adviser to and general partner of Prospect St. NYC Discovery Fund L.P.

Control Persons                                                         Positions
--------------------                  ---------------------------------------------------------------------
Omohundro, Jr.                        26.56% shareholder, Co-President and Director
Cote                                  26.56% shareholder, Co-President and Director
Frabotta                              10.42% shareholder, Vice-President and Director




Item 28: Number of Holders of Securities

At October 31, 1997 the numbers of record holders of shares of the Registrant were as follows:

                  Title of Class                    Number of Record Holders
                  --------------                    ------------------------
                   Old TARPS                                          1
                   Common Stock                                   2,718


Item 29: Indemnification

Reference is made to the Registrant's Articles of Amendment and Restatement filed as Exhibit 2(a), the Registrant's Amended and Restated By- laws filed as
Exhibit 2(b), the Underwriting Agreement filed as Exhibit 2(h) and the Advisory Agreement filed as Exhibit 2(g), which provide for indemnification or contribution. The Registrant's officers, Directors and agents also have the benefit of the Maryland General Corporation law provisions regarding indemnification and insurance, including but not limited to Section 2-418 and
Section 2-405.2 thereof, subject also to the indemnification permitted under Sections 17(h) and 17(i) of the 1940 Act and the regulations and releases promulgated by the SEC thereunder.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.  Business and Other Connections of Investment Adviser

The description of the business of Prospect Street Investment Management Co., Inc. is set forth under the caption "The Investment Adviser" in the Prospectus forming part of this Registration Statement.

The information as to the Directors and officers of Prospect Street Investment Management Co., Inc. set forth in Prospect Street Investment Management Co., Inc.'s Form ADV filed with the Securities and Exchange Commission on July 7, 1988 (File No. 801-32529) and as amended through the date hereof is incorporated herein by reference.

Item 31: Location of Accounts and Records

Registrant:Prospect Street High Income Portfolio Inc.
60 State Street
Boston, Massachusetts 02109

Investment Adviser:Prospect Street Investment Management Co., Inc.
60 State Street
Boston, Massachusetts 02109

Transfer Agent for Common Stock:State Street Bank and Trust Company
P.O. Box 8200
Boston, Massachusetts 02266

Transfer Agent for Preferred Stock:Bankers Trust Company
4 Albany Street
New York, New York 10006

Custodian:State Street Bank and Trust Company
Two Heritage Drive
North Quincy, Massachusetts 02171


Item 32: Management Services

Not applicable.

Item 33: Undertakings

1. The Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2. Not applicable.

3. Not applicable.

4. Not applicable.

5. The Registrant undertakes that:

    a. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

    b. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6. A copy of any Statement of Additional Information will be sent by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request for such copy.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, Commonwealth of Massachusetts, on the 13th day of February, 1998.

                                      PROSPECT STREET HIGH INCOME PORTFOLIO INC.

                                      By /s/ Richard E. Omohundro, Jr.
                                         ---------------------------------------
                                             RICHARD E. OMOHUNDRO, JR.
                                             President

                       POWERS OF ATTORNEY AND SIGNATORIES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date indicated. Each of the undersigned officers and directors of Prospect Street High Income Portfolio Inc. hereby constitutes and appoints Richard E. Omohundro, Jr. and John A. Frabotta and each of them singly, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him in his name in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and to prepare any and all exhibits thereto, and other documents in connection therewith, and to make any applicable state securities law or blue sky filings, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite or necessary to be done to enable Prospect Street High Income Portfolio Inc. to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended and all requirements of the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

           Signature                         Title                     Date
           ---------                         -----                     ----

                                   Director and President      February 13, 1998
                                   (Principal Executive
/s/ Richard E. Omohundro, Jr.      Officer)
-------------------------------
    RICHARD E. OMOHUNDRO, JR.

                                   Director, Vice President    February 13, 1998
                                   Treasurer (Principal
                                   Financial and Accounting
/s/ John A. Frabotta               Officer)
-------------------------------
    JOHN A. FRABOTTA

/s/ John S. Albanese               Director                    February 13, 1998
-------------------------------
    JOHN S. ALBANESE

/s/ C. William Carey               Director                    February 13, 1998
-------------------------------
    C. WILLIAM CAREY

/s/ Joseph G. Cote                 Director                    February 13, 1998
-------------------------------
    JOSEPH G. COTE

/s/ Harlan D. Platt                Director                    February 13, 1998
-------------------------------
    HARLAN D. PLATT

/s/ Christopher E. Roshier         Director                    February 13, 1998
-------------------------------
    CHRISTOPHER E. ROSHIER